Filed with the Securities and Exchange Commission on June 2, 2025
Registration No. 033-89188
Registration No. 811-03989
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 38	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ /
Amendment No. 114	/ X /
(Check appropriate box or boxes.)

Northwestern Mutual Variable Life Account
(Exact Name of Registrant)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer, Chief Compliance Officer, and Secretary
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)
Copy to:
Terry R. Young
Assistant General Counsel and Assistant Secretary
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202-4797
(414) 665-2092
Approximate Date of Proposed Public Offering	Continuous
It is proposed that this filing will become effective (check appropriate space)
immediately upon filing pursuant to paragraph (b) of Rule 485
X	on July 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on _________________ pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under individual scheduled premium variable whole life insurance policies.

Variable CompLife®
Issued by The Northwestern Mutual Life Insurance Company and the Northwestern Mutual Variable Life Account
Prospectus July 1, 2025
This prospectus (the "Prospectus") describes an individual scheduled premium variable whole life insurance policy that combines a minimum guaranteed death benefit with additional protection in an integrated policy design (the “Policy”). You may choose to invest your Net Premiums in up to ten Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:
Northwestern Mutual Series Fund, Inc.
- Growth Stock Portfolio
- Focused Appreciation Portfolio
- Large Cap Core Stock Portfolio
- Large Cap Blend Portfolio
- Index 500 Stock Portfolio
- Large Company Value Portfolio
- Domestic Equity Portfolio
- Equity Income Portfolio
- Mid Cap Growth Stock Portfolio
- Index 400 Stock Portfolio
- Mid Cap Value Portfolio
- Small Cap Growth Stock Portfolio
- Index 600 Stock Portfolio
- Small Cap Value Portfolio
- International Growth Portfolio
- Research International Core Portfolio
- International Equity Portfolio
- Emerging Markets Equity Portfolio
- Government Money Market Portfolio
- Short-Term Bond Portfolio
- Select Bond Portfolio
- Long-Term U.S. Government Bond Portfolio
- Inflation Managed Portfolio (“Inflation Protection Portfolio” until 09/30/2025)
- High Yield Bond Portfolio
- Multi-Sector Bond Portfolio
- Active/Passive Conservative Portfolio
- Active/Passive Balanced Portfolio (formerly “Balanced Portfolio”)
- Active/Passive Moderate Portfolio (formerly “Asset Allocation Portfolio”)
- Active/Passive Aggressive Portfolio
- Active/Passive All Equity Portfolio
American Funds Insurance Series®
- Growth Fund
- Global Growth Fund
- New World Fund®
- The Bond Fund of America®
- Capital World Bond Fund®
- American High-Income Trust®
BlackRock Variable Series Funds
- International Index V.I. Fund
- Total Return V.I. Fund
Columbia Funds Variable Insurance Trust
- Small Cap Value Fund
Credit Suisse Trust
- Commodity Return Strategy Portfolio
Fidelity® Variable Insurance Products
- VIP Mid Cap Portfolio
- VIP ContrafundSM Portfolio
- VIP Value Strategies Portfolio
- VIP Health Care Portfolio
- VIP Technology Portfolio
- VIP Bond Index Portfolio
John Hancock Variable Insurance Trust
- Disciplined Value International Trust
- Real Estate Securities Trust
- Strategic Income Opportunities Trust
Neuberger Berman Advisers Management Trust
- Sustainable Equity Portfolio
Russell Investment Funds
- U.S. Strategic Equity Fund
- U.S. Small Cap Equity Fund
- Global Real Estate Securities Fund
- International Developed Markets Fund
- Strategic Bond Fund
Russell Investment Funds LifePoints® Variable Target Portfolio Series
- Moderate Strategy Fund
- Balanced Strategy Fund
- Aggressive Strategy Fund
- Equity Aggressive Strategy Fund
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.
This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this Prospectus are defined at the end of this Prospectus in the Glossary of terms. “Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this Prospectus mean The Northwestern Mutual Life Insurance Company.
Please carefully read this Prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.
We no longer issue the Policy described in this Prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’S Staff and is available at www.investor.gov.

Page
Appendix A—Portfolios Available under Your Policy	41
Additional Information	46

Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or change to paid-up insurance or upon a partial surrender) in the first fifteen Policy Years you will be assessed surrender charges of up to 40% of scheduled premium paid toward your death benefit.
For example, if you surrender your Policy and the total amount of scheduled premium you paid toward your death benefit was $100,000, you could pay a surrender charge of up to $40,000.
Withdrawals of Excess Amount are subject to a $25 administrative charge
(currently waived) for each withdrawal request.

Fee and Expense
Tables – Transaction
Fees (Administrative
Surrender Charge,
Premium Surrender
Charge and
Administrative
Charge for
Withdrawals)

Also see Other
Benefits Available
Under the Policy –
Paid-Up Insurance
and Policy Loans,
Automatic Premium
Loans, and
Withdrawals
–Withdrawals

Transaction Charges
In addition to surrender charges and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load, charges for transferring between investment options, as well as charges for expedited delivery or wire transfers.
Fee and Expense Tables – Transaction Fees
Ongoing Fees and Expenses (annual charges)
In addition to the charges above, investment in the Policy is subject to ongoing fees and expenses, including fees covering the cost of insurance and optional benefits available under the Policy. These fees are based on information as of
December 31, 2024, may change from year to year, and are generally based on characteristics of the insured (e.g., age, sex and rating classification). You should review your Policy specifications page for specific rates applicable under your Policy.
You bear the expenses associated with the Portfolios available under your
Policy, the range for which is shown in the following table:
Fee and Expense Tables – Periodic Charges (Other than Portfolio Operating Expenses) Fee and Expense Tables – Annual Portfolio Operating Expenses
	Annual Fee	Minimum*	Maximum*
	Investment Options (Portfolio company fees and expenses)	0.14%	2.73%
* As a percentage of Portfolio assets.
RISKS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			Risks of the Policy –Investment Risk and The Funds
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for you if you need ready access to cash. Surrender charges apply in the first 15 Policy Years and the value of your Policy and death benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Risks of the Policy – Policy for Long-Term Protection
Variable CompLife® Prospectus
1

	RISKS	Cross-Reference(s) to Location in Prospectus
Risks Associated with Investment Options
Investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
( Portfolios) available under the Policy. Each Portfolio will have its own unique risks and you should review these investment options before making an investment decision.
Risks of the Policy – Investment Risk
Insurance Company Risks
Investment in the Policy is subject to the risks related to Northwestern Mutual, and any obligations, guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling toll free (866) 424-2609.
Risks of the Policy –Investment Risk Also see The Company section
Policy Lapse
Insufficient premium payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage and death benefits will not be paid.
After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of any premium required to keep the
Policy in force.
Risks of the Policy – Policy Lapse Information About the Policy – Reinstatement
RESTRICTIONS
Investments
Transfers from the Divisions must be in amounts greater than or equal to 1% of assets in the Divisions, may be subject to charges, and are subject to the
Policy’s short-term and excessive trading policies. These short-term and excessive trading policies may trigger additional restrictions on your Policy.
Currently, there is no charge when you transfer Invested Assets among
Divisions .
However, we reserve the right to charge $25 for each transfer. You may invest in up to 10 Divisions at a time.
Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio or mutual fund for such
Portfolio .

Information about
the Policy – Other
Policy Transactions
(Transfers Between
Divisions and Short-
Term and Excessive
Trading)

Information about
the Policy – Other
Policy Transactions
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits
Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications.
Because we no longer issue the Policy, certain optional benefits may only be available upon mutual agreement. We may stop offering an optional benefit at any time.
Information About the Policy – Other Benefits Available Under the Policy
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Policy. There is no additional tax benefit if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will generally be subject to ordinary income tax, and may be subject to tax penalties.
Tax Considerations
CONFLICTS OF INTEREST
Investment Professional Compensation
We no longer issue the Policy to new owners. The Policy was sold exclusively through financial representatives of Northwestern Mutual’s affiliated broker-
dealer, who are compensated with a commission based on a percentage of premium, and Northwestern Mutual may share revenue it earns on the Policy with its affiliated broker-dealer. These financial representatives may have, or had, a financial incentive to offer or recommend the Policy, or another policy issued by Northwestern Mutual, over other investments.
Distribution of the Policy Also see Deductions and Charges – Commissions Paid to Financial Representatives
Variable CompLife® Prospectus
2

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus
Exchanges
We no longer issue the Policy to new owners. Some financial representatives may have a financial incentive to offer a policy issued by Northwestern Mutual in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, and any fees or penalties to terminate the existing policy, that it is preferable to purchase a policy issued by Northwestern Mutual (or any other policy) rather than continue to own the existing policy.
None
Overview of the Policy
What is the Policy, and what is it designed to do?
The Policy is an individual scheduled premium variable whole life insurance policy, the purpose of which is primarily to provide life insurance protection (i.e., a death benefit) with additional protection, while providing the long-term accumulation of assets through allocations to a variety of Divisions. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You may want to consult your financial or tax advisor.
In exchange for your premium payments, upon the death of the Insured, we will pay the Death Benefit to your beneficiary at least equal to a Minimum Guaranteed Death Benefit, as well as under some circumstances an additional amount (i.e., Additional Protection), for a period of years defined in the Policy. (See “Death Benefit – Additional Protection” for more information.)
How are Premium Payments treated under the Policy?
We no longer issue the Policy to new owners. Current owners must pay premiums when they are due to keep the Policy in-force and maintain the Minimum Guaranteed Death Benefit. Depending on the amount of any Policy Debt, your underwriting characteristics, Additional Protection and other factors, the investment results of the Divisions to which your Net Premium is allocated may affect the premium payments you are required to make (see “Information About the Policy – The Policy Design” and “Premiums” for more information). An effective Automatic Loan Provision under your Policy may affect the amount you are required to pay and you may also qualify for the suspension of premiums under limited circumstances (see “Information About the Policy – Premiums/Suspension of Premium Payments).
Premium payments are required to be paid on a scheduled basis at least once a Policy Year but even if you pay on a more frequent basis we place all scheduled Net Premium (i.e., premium less applicable premium charges such as taxes and sales load) in the Divisions at the beginning of each Policy Year. Unscheduled premiums are adjusted to reflect the time value of money according to predetermined rates. Allocation of Net Premium to the Divisions is done according to your current allocation instructions on file with us.
Investments in the Policy’s Divisions are held in the Separate Account which is an account separate from our General Account assets. We have established a segment within the Separate Account to receive and invest Net Premium for the Policy. Currently, the Policy segment is divided into over 40 Separate Account Divisions. Each Division purchases shares in a corresponding Portfolio. Information about each corresponding Portfolio is provided at the back of this Prospectus. See APPENDIX A: Portfolios Available under Your Policy.
Payment of insufficient Premiums may result in the Policy terminating or lapsing.
Q. What are the primary features and options that the Variable CompLife® Policy offers?
A.
Minimum Guaranteed Death Benefit, Additional Protection & Excess Amount. In general, so long as you make the required, scheduled premium payments and no Policy Debt is outstanding, regardless of the investment performance of the Divisions your Minimum Guaranteed Death Benefit will neither increase nor decrease. Similarly, any Additional Protection included in the Policy will not decrease for the period such protection is guaranteed so long as dividends are used to increase Policy Value. If Policy Value exceeds the amount necessary to support the Minimum Guaranteed Death Benefit and any Additional Protection, such “Excess Amount” may also increase the Death Benefit. Paid-up additional insurance may also be available.
B.
Surrenders, Partial Surrenders and Withdrawals. You may surrender your Policy, and we will pay you its Cash Value (Policy Value less any Policy Debt and any surrender charge). You may also make a partial surrender under certain circumstances, which will split the Policy into two: one of which will be surrendered and one will continue in force. Upon partial surrender, the continued policy will have a reduced Cash Value and Death Benefit. You may also
Variable CompLife® Prospectus
3

withdraw a part of the Policy Value if you have sufficient Excess Amount (see “Excess Amount”). A withdrawal reduces the Policy Value, may reduce the Death Benefit, and may increase the risk that the Policy will terminate or lapse. Surrenders and withdrawals are subject to charges and may have adverse tax consequences.
C.
Loans. You may take a loan against the Policy that when added to existing Policy Debt does not exceed the Loan Value. The Policy secures the loan. Taking a loan will reduce Cash Value and the Death Benefit payable, may have adverse tax consequences and will increase the risk that your Policy may terminate or lapse.
D.
Transfers. Generally, you may transfer Invested Assets among the Divisions. We also offer four asset allocation models and an automated transfer program: Dollar Cost Averaging.
E.
Collateral Assignment. Subject to our approval, you may generally assign the Policy as collateral for a loan or other obligation.
F.
Tax Treatment. You are generally not taxed on the Policy’s earnings until you withdraw Policy Value from your Policy. This is known as tax deferral.
G.
Additional Benefits. There are additional benefits you may add to your Policy. An additional charge may apply if you elect an additional benefit. The additional benefits available with this Policy are listed in the “Other Benefits Available Under the Policy” section of the Prospectus, and include the following:
●
Waiver of Premium Benefit – Waives the Insured’s premium while totally disabled
●
Additional Purchase Benefit – Allows the Owner to purchase additional life insurance on the life of the Insured without proof of insurability
●
Income Plans – In lieu of a lump sum payment, the Death Benefit and surrender proceeds may be payable in monthly (or less frequent) payments over a period of time
●
Right to Exchange for a Fixed Benefit Policy – Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios
●
Paid-up Insurance – Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations
●
Dollar Cost Averaging – On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected
●
Allocation Models – Models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance
Variable CompLife® Prospectus
4

Fee and Expense Tables
The following tables describe the fees and expenses that are payable when you buy, own, surrender or make withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
Transaction Fees
The first table describes the fees and expenses that are payable when you pay premiums, withdraw Excess Amount, surrender the Policy, make partial surrenders, or transfer amounts among investment options.
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
State Premium Tax Charge	Upon each Premium Payment	3.5% of the premium (includes both “State Premium Tax Charge” and “Other Premium Expense Charge”)	2% of premiums[1]
Other Premium Expense Charge[2]	Upon each Premium Payment		0.80% of premiums[1]
Sales Load	Upon each Premium Payment	4.5% of the premium	4.5% of the premium
Administrative Charge for Withdrawals	Upon a withdrawal of Excess Amount	$25	Currently waived
Administrative Surrender Charge	Upon surrender, change to paid-up insurance, or partial surrender	Same as current charge	$216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection for the first Policy Year, graded down linearly each year to zero at the beginning of the tenth Policy Year
Premium Surrender Charge[3]	Upon surrender, change to paid-up insurance, or partial surrender before payment of a scheduled premium that is due at the beginning of the fifteenth Policy Year	Same as current charge
Up to 40% of the sum of an annual premium for
the Minimum Guaranteed Death Benefit
(exclusive of the Policy Fee and exclusive of any
charge for extra mortality) plus a term insurance
premium for the initial amount of Additional
Protection

Minimum: $0.26 per $1000 of Minimum
Guaranteed Death Benefit (for a female, Issue
Age 1, after the year 14 Premium Payment) plus
$0.08 per $1000 of Additional Protection

Maximum: $38.16 per $1000 of Minimum
Guaranteed Death Benefit plus $26.30 per $1000
of Additional Protection (for a male, Issue Age 75,
Premier Tobacco or Preferred Tobacco, after 5-10
years of Premium Payments)

Representative: $5.05 per $1000 of Minimum
Guaranteed Death Benefit plus $0.76 per $1000
of Additional Protection (for a male, Issue Age 35,
Premier Non-Tobacco or Preferred Non-Tobacco,
after 5-10 years of Premium Payments)

Fee for Transfer of Assets	Upon transfer of assets among the Divisions	$25	Currently waived
Expedited Delivery Charge[4]	When express mail delivery is requested	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]	$15 per delivery (up to $45 for next day, a.m. delivery)
Wire Transfer Fee[4]	When a wire transfer is requested	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]	$25 per transfer (up to $50 for international wires)
1
See “Information about the Policy—Premiums” for more information.
2
This charge was previously referred to as the “OBRA Expense Charge.” Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.
Variable CompLife® Prospectus
5

3
The premium surrender charge is a percentage of the surrender charge base, the amount of which will vary depending upon whether you suspended the payment of scheduled premiums at any time during the first five Policy Years. The premium surrender charge percentage varies by Issue Age and typically increases between Policy Years one through five, remains levels in Policy Years five through ten, and declines in Policy Years eleven through fifteen to zero. For more information on the calculation of the premium surrender charge, see “Surrender Charges” in this prospectus.
4
This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
5
The Maximum Guaranteed Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Maximum Guaranteed Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.
Periodic Charges (Other than Portfolio Operating Expenses)1
The table below describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Charge for Administrative Costs	At Policy Date and annually on the Policy Anniversary	$84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection	$60
Charge for Issuance Expenses	At Policy Date and annually on the Policy Anniversary for each of the first ten Policy Years	Same as current amount	$24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection
Charge for Guarantee of the Minimum Guaranteed Death Benefit	At Policy Date and annually on the Policy Anniversary	Same as current amount	$0.12 per $1,000 of Minimum Guaranteed Death Benefit
Charge for Cost of Insurance— Maximum and Minimum[2] Charge for Cost of Insurance Representative[2]	At Policy Date and annually on the Policy Anniversary	Same as current amount
Maximum: $1,000 per $1,000 of net amount at
risk (at age 99)[3]

Minimum: $0.69 per $1,000 of net amount at risk
(for a female Insured age 10)[3]

Representative: $9.49 per $1,000 of net amount
at risk (for a male Insured age 56 in the Premier
Non-Tobacco or Preferred Non-Tobacco
underwriting classification)[3]

Charge for Mortality and Expense Risks	Daily	Annual rate of .60% of the assets of the Separate Account	Annual rate of .45% of the assets of the Separate Account[3]
Charge for Waiver of Premium Rider[4]	At Policy Date and annually on the Policy Anniversary to age 65	Same as current amount	Maximum: 5.1% of premium (Issue Age 57) Minimum: 1.3% of premium (Issue Age 0-9) Representative: 2.5% of premium (Issue Age 35)
Charge for Additional Purchase Benefit[4]	At Policy Date and annually on the Policy Anniversary to age 40	Same as current amount	Maximum: $2.21 per $1,000 of the benefit (Issue Age 38)[5] Minimum: $0.54 per $1,000 of the benefit (Issue Age 0)[5] Representative: $0.54 per $1,000 of the benefit (the most common Issue Age is 0)
Variable CompLife® Prospectus
6

Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Extra Premium for Insureds Who Qualify as Sub-Standard Risks[4]	At Policy Date and annually on the Policy Anniversary and with each unscheduled premium	Same as current amount
Up to $53.63 per $1,000 of Minimum Guaranteed
Death Benefit and Additional Protection plus up
to 37.2% of any (optional) additional premium[6]

Maximum: $53.63 per $1,000 of the Minimum
Guaranteed Death Benefit and Additional
Protection plus 10.3% of additional premium paid
(for a male, Issue Age 75, Class 9 Non-Tobacco or
Class 7 Tobacco, with additional premium paid at
age 75)

Minimum: $0.66 per $1,000 of the Minimum
Guaranteed Death Benefit and Additional
Protection plus 5.6% of additional premium paid
(for a female, Issue Ages 0-3, Class 1 Non-
Tobacco, with additional premium paid at ages
0-15)

Representative: $3.76 per $1,000 of the
Minimum Guaranteed Death Benefit and
Additional Protection plus 11.0% of additional
premium paid (for a male, Issue Age 35, Class 2
Non-Tobacco or Standard Plus Tobacco)

Charge for Mortality and Expense Risks and Expenses for Loans[7]	Daily	Annual rate of 1.00% of Policy Debt	When the Insured is Attained Age 99 and below: Annual rate of 0.90% of Policy Debt[3]; When the Insured is Attained Age 100 and above: Annual rate of 0.60% of Policy Debt[3]

Some fees and expenses, such as fees applicable in Policy Years prior to your current Policy Year, may no longer apply because the Policy is no longer issued.

See “Deductions and Charges—Charges Against the Policy Value” for more information about how we determine cost of insurance rates. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, underwriting classification, the 1980 CSO Mortality Table and the net insurance amount at risk. The cost of insurance rate shown in the table may not be representative of the charge that a particular Owner may pay. Generally, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. The net amount at risk is the projected Death Benefit, discounted at a net annual rate of 4%, less the sum of the Policy Value and the Cash Value of any paid-up insurance. The projected Death Benefit is the Death Benefit at the end of the Policy Year, assuming a 4% net annual growth rate. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”).

The amounts of these deductions may be effectively reduced by the dividends we may pay on in-force Policies. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Financial Representative. We do not guarantee future dividends. (See “Annual Dividends”).

The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charges for Waiver of Premium Rider and Additional Purchase Benefit do not vary by sex. Generally, these charges increase for older Issue Ages except that the charge for Waiver of Premium rider does not increase after age 57. In addition, higher rates may apply to substandard underwriting classifications.

The maximum benefit amount is $100,000.

Varies by age and underwriting classification.
7
This charge is a loan interest spread; that is, the difference between the interest charged and the amount credited to the Policy. This amount is deducted from Invested Assets. (See “Policy Loans and Automatic Premium Loan—General Loan Terms”).
Annual Portfolio Operating Expenses
The table below shows the range (minimum and maximum) of total operating expenses charged by the Portfolios that you may pay periodically during the time you own your Policy. The table below is based on information as of December 31, 2024 and may change from year to year. A complete list of the Portfolios available under your Policy, including their annual expenses, may be found at the back of this document.

	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.14%	2.73%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.14%	2.68%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Portfolio Operating Expenses and will continue until at least April 30, 2026.
For more information about voluntary fee waivers that may be in place, see the “Deductions and Charges” section.
Variable CompLife® Prospectus

Risks of the Policy
Policy for Long-Term Protection Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing. The value of your Policy and Death Benefit will be reduced if you withdraw money. In addition, short-term investment in the Policy may subject you to income taxes and tax penalties.
Investment Risk Policy Value allocated in the Divisions will fluctuate with the performance of the Portfolios you choose. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. The Policy Value is not guaranteed and you can lose money. You may be required to pay more premiums than originally planned in order to keep the Policy in force.
A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.
Insurance Default Risk Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits outside of the Separate Account, are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.
Policy Lapse Insufficient Premiums, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. Favorable investment experience may reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. If you do not pay premium when they are due, your Policy will enter a 31-day grace period. If your Policy enters a grace period, we will notify you that the Policy will lapse at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.
Policy Loan Risks A Policy loan, whether or not repaid, will affect the value of your Policy over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The Death Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt is extinguished by applying the Policy Value to repay it. If the Policy Debt exceeds the cost basis in the contract, we are required to report the extinguishment to you and the IRS on an IRS Form 1099-R. Policy Debt may increase the risk that your Policy will lapse.
Limitations on Access to Your Values Accessing your Policy's value may have tax consequences. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. You may make Partial Surrenders or withdrawals of Excess Value subject to limitations on the amount that may be withdrawn or surrendered. (See "Partial Surrenders" and “Withdrawals”). A maximum of four withdrawals is permitted per Policy Year. A partial surrender or withdrawal will reduce the Death Benefit. The minimum amount of a withdrawal is $250.
Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this Prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to an additional 10% penalty tax if taken before the Owner attains age 59½. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).
Risk of an Increase in Current Fees and Expenses Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels . Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Additional Protection from decreasing.
Cybersecurity and Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and
Variable CompLife® Prospectus

unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics, may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Policy due to a disaster or other catastrophe.
Privacy Risks Variable life insurance policies face significant privacy risks, including cyberattacks and unauthorized access and use of sensitive personal and financial data, which can lead to identity theft and financial fraud. Northwestern Mutual ensures employees receive training on privacy protocols and data minimization practices in addition to implementing robust data protection measures to mitigate these risks and maintain strict compliance with privacy regulations.
The Company
The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $378 billion as of December 31, 2024. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.
The Separate Account
We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits due under the Policy. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.
Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other
Variable CompLife® Prospectus

assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.
Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:
●
operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
●
invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased;
●
transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;
●
on behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to the Policies supported by the Separate Account to the General Account (Policy Value remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);
●
register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
●
create new separate accounts;
●
add, delete or make changes to the securities and other assets held or purchased by the Separate Account;
●
restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
●
make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.
The Funds
A variety of investment options are made available under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.
The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; American Funds Insurance Series®; BlackRock Variable Series Funds; Columbia Funds Variable Insurance Trust; Credit Suisse Trust; Fidelity® Variable Insurance Products; John Hancock Variable Insurance Trust; Neuberger Berman Advisers Management Trust; and Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. Read the prospectuses for the Portfolios carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 424-2609 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Variable CompLife® Prospectus

Payments We Receive
The Policy makes available both proprietary and non-proprietary Portfolios. The Series Fund is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Policy, we consider during the selection process whether a Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Policies and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Policy may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.
Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.
Information About the Policy
We are no longer issuing this Policy.
This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.
The Policy Design
The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the Insured if premiums are paid when due and no Policy Debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and underwriting classification and age of the Insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an Insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger Insureds and shorter for older Insureds, but will not be less than six years, or more than 46 years.
We place Net Premiums in the Divisions you select. The Net Premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by any charges, including the cost of insurance, which is based on the net amount at risk. The net amount at risk is the Projected Insurance Amount divided by 1.04, less the Policy Value. The Projected Insurance Amount is what the insurance amount would be at the end of the year assuming a 4% annual effective interest rate on invested amounts. The cost of insurance also reflects the Attained Age of the Insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.
Variable CompLife® Prospectus

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the Insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. The change in the Policy Value will depend, in part, on the investment performance of the Divisions you choose. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy Years, or you will need to pay additional premium to keep the Additional Protection from falling.
For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale as of the year the Policy was issued. You may request a sales illustration to show the impact on the Additional Protection of a particular average annual net investment rate of return. (See “Illustrations”). Any excess Policy Value (“Excess Amount”) is simply added to the Death Benefit and the Cash Value, dollar for dollar, unless a greater increase in the Death Benefit is required to meet tax requirements for life insurance. (See “Excess Amount” and “Tax Considerations”).
The Policy also allows you to pay additional premiums that may be used to increase Policy Value or, subject to the insurability of the Insured, to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value.
Requirements for Insurance
The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the Insured was below age 15 or over age 59 at issue. If the initial premium was at least $10,000 ($5,000 for ages below 15), the required minimum for the Minimum Guaranteed Death Benefit was $1,000. A lower minimum also may have applied in some other circumstances and would apply if the Policy was purchased for an employer-sponsored benefit plan. (See “Special Policy for Employers”). In all cases, the Minimum Guaranteed Death Benefit must be at least $1,000.
Premiums
The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy Year. Premiums are payable at our Home Office. You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accordance with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. If mandated under the Policy or applicable law, we may be required to reject a Premium Payment. We may accept a Premium Payment at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on your or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions. Excess payment amounts are applied once instructions are received in Good Order.
We may also be required to provide information about you and your account to government regulators.
We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments. For more information on electronic payments see “Owner Inquiries.” We reserve the right to limit, modify, suspend or terminate the ability to make payments via our website at any time.
Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account”).
By administrative practice, we accept premiums on a monthly, quarterly, semi-annual, or annual schedule, and we permit Premium Payment under an authorized payment plan by electronic funds transfer from your bank. Even if you pay premiums more frequently than annually, we place the scheduled net annual premium in the Separate Account at the beginning of each Policy Year. We advance this amount on this date and we are reimbursed as we receive your Premium Payments during the Policy Year. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will
Variable CompLife® Prospectus

cause (1) scheduled Premium Payments to be suspended (subject to the conditions described later in this section), (2) if previously chosen by you, the Policy to continue in force as a reduced amount of paid-up insurance, (3) if the Automatic Premium Loan provision is currently in effect, an automatic premium loan (see “Policy Loans, Automatic Premium Loans, and Withdrawals”) to pay an overdue premium if the premium is less than the maximum amount available for a new loan, or (4) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Separate Account assets supporting the Policy to reflect the premiums due later in the Policy Year. This will result in the Company reclaiming the amount of any premium previously advanced for later in the Policy year.
Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional Premium Payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank or via other means approved by us pursuant to our administrative procedures, which may be revoked at any time with or without notice. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semi-annual premium is equal to the annual premium times .5096 plus $1.35. For any frequency other than annual, the annual percentage rate (“APR”) will depend on the amount of the annual premium and the Premium Payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.northwesternmutual.com.
The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.
Annual Premium	Periodic Premium	Annual Sum of Periodic Premiums	Annual Sum of Periodic Premiums Minus the Annual Premium	Annual Percentage Rate (APR)
MONTHLY PREMIUMS
$1,000.00	$86.80	$1,041.60	$41.60	9.00%
5,000.00	432.00	5,184.00	184.00	7.97%
10,000.00	863.50	10,362.00	362.00	7.84%
QUARTERLY PREMIUMS
1,000.00	259.30	1,037.20	37.20	9.96%
5,000.00	1,288.50	5,154.00	154.00	8.24%
10,000.00	2,575.00	10,300.00	300.00	8.03%
SEMIANNUAL PREMIUMS
1,000.00	510.95	1,021.90	21.90	8.96%
5,000.00	2,549.35	5,098.70	98.70	8.06%
10,000.00	5,097.35	10,194.70	194.70	7.94%
Scheduled Premium, Unscheduled Premium and Additional Protection The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and, depending on your Policy, the premium for Additional Protection. Additional Protection is additional insurance coverage guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value. The amount of the scheduled premium depends on the amount of the Minimum Guaranteed Death Benefit (see “Death Benefit”) and the amount of Additional Protection, as well as the Insured’s age and underwriting classification. The amount of the scheduled premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.
In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value, as directed by the Owner. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy. We will reduce the additional premium included in the scheduled premium at any time upon your request unless required for any additional benefit. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy Anniversary nearest to the Insured’s 85th birthday, subject to our insurability requirements and issue limits.
Policies that include Additional Protection are subject to a minimum premium (as part of their scheduled premium) that is equal to 70% of the premium for a Policy if it consisted solely of Minimum Guaranteed Death Benefit (the “70% requirement”). The premium for the Additional Protection is two times the cost of term insurance (for the Insured’s age when the Policy was issued using the Cost of Insurance rates in your Policy) as long as this premium for Additional Protection in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement, the premium for Additional Protection is increased to meet the 70% requirement. In this case, the amount by which the premium is increased, after deductions, is used to increase the Policy Value.
Variable CompLife® Prospectus

If the Policy includes Additional Protection, after the guaranteed period we may reduce the amount of Additional Protection if Policy Value does not exceed a certain amount as described in the Policy. To prevent a reduction of the amount of Additional Protection, we may require an increased premium determined as of the date 25 days before the Policy Anniversary. In this case you are entitled to pay the increased premium required to keep the Additional Protection from falling until the Insured reaches age 80, but this right terminates as of the first Policy Anniversary on which you do not pay the increased premium when it is due.
The following table shows representative annual premiums for a Policy with an initial Death Benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for males at three ages, where Insureds are not substandard risks. This disclosure is intended to provide an example of the amounts of premium for Additional Protection relative to overall premium. Note that the Total Premium amount will be at least 70% of the premium that would be required for a $400,000 Policy without Additional Protection.
Age at Issue	Minimum Guaranteed Death Benefit	Premium for Minimum Guaranteed Death Benefit	Additional Protection	Premium for Additional Protection	Total Premium
	SELECT or PREMIER NON-TOBACCO or PREFERRED NON-TOBACCO
15	$200,000	$1,292	$200,000	$588	$1,880
35	200,000	2,610	200,000	1,010	3,620
55	200,000	6,618	200,000	3,320	9,938
	STANDARD PLUS or STANDARD PLUS NON-TOBACCO
15	$200,000	$1,406	$200,000	$608	$2,014
35	200,000	2,874	200,000	1,118	3,992
55	200,000	7,196	200,000	4,428	11,624
	STANDARD or PREMIER TOBACCO or PREFERRED TOBACCO
15	$200,000	$1,612	$200,000	$740	$2,352
35	200,000	3,362	200,000	1,310	4,672
55	200,000	8,650	200,000	6,380	15,030
Suspension of Premium Payments You may suspend payment of scheduled premiums, at your option, if, as of 25 days prior to the Policy Anniversary on or before the due date of the premium, (1) the Excess Amount (see “Excess Amount”) equals or exceeds one year’s minimum scheduled premium (premium for the Minimum Guaranteed Death Benefit and the Additional Protection), plus the premium for any additional benefit, and (2) the Policy Value exceeds an amount that, at 6% interest, provides for future insurance coverage under your Policy, and future charges for expenses and additional benefits, and (3) no withdrawals are made after a date 25 days prior to the previous Policy Anniversary. Any required unpaid premium or charges may reduce your Policy Value upon suspension. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead at a pre-established rate set forth in your Policy. These rates may be different than charges applicable to premiums not under Premium Suspension. You may resume payment of scheduled premiums as of any Policy Anniversary and may be required to do so if the Excess Amount, as of a date 25 days prior to the Policy Anniversary, is determined to be less than one year’s minimum scheduled premium plus the premium for any additional benefit. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.
Grace Period  The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension or the Automatic Premium Loan provision is not in effect to pay sufficient premium (see “Automatic Premium Loans”), the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. (See “Other Benefits Available Under the Policy – Paid-Up Insurance”).
Allocating Premiums to the Separate Account
We place the net scheduled annual premium in the Separate Account on each Policy Anniversary even if you are paying premiums other than on an annual frequency. With respect to those Premium Payments, we will process the premiums based on the Unit Value determined at the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE for that day.
In certain circumstances under your Policy unscheduled additional premium may be paid. (See “Scheduled Premium, Unscheduled Premium and Additional Protection”). We will place net unscheduled premiums in the Separate Account as of the date your premium is received in Good Order at a Network Office or at our Home Office and are credited at the Unit Value determined as of the date of receipt. Net Premiums are premiums less the deductions from premiums. (See “Deductions from Premiums”). Unscheduled premium received before the close of trading on the NYSE will be deemed to be received that day. If
Variable CompLife® Prospectus

received on or after the close of trading on the NYSE, it will be deemed to be received on the next regular trading session of the NYSE. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.
Allocations Among Divisions You may apportion the Separate Accounts assets supporting your Policy among as many as ten Divisions at a time. You may change the allocation for future Net Premiums at any time and the change will be effective for premiums placed in the Separate Account thereafter. The change will be effective when we receive your request in Good Order at our Home Office. If we receive your request before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. We count the Government Money Market Division as one of the ten available Divisions if you are using it for any purpose, including dollar cost averaging. If you allocate any portion of a premium to a Division, the Division must receive at least 1% of that premium. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the allocation of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.
Eligible Owners may also submit allocation requests via the Variable Life Service Center at 1-866-424-2609, by written request, or, if eligible, via our website at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current procedures for Electronic Instructions provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions.
Policy Value and Paid-Up Additional Insurance
We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium so long as such change coincides with a change to your Policy’s overall fund allocation. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability if you increase the scheduled additional premium. We do not permit increases in the scheduled additional premium after the Policy Anniversary nearest the Insured’s 85th birthday.
You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total Death Benefit. You may not transfer Policy Value to the value of paid-up additional insurance.
Cash Value
The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy Debt outstanding and the surrender charge. If you are not paying premiums on an annual basis, we reduce the Cash Value for any premiums due later in the Policy Year.
We determine the Cash Value for a Policy at the end of each valuation period (typically 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.
Variable CompLife® Prospectus

You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will surrender your Policy upon receiving a surrender request in Good Order at our Home Office. Requests for surrender received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE are deemed to be received and effective that day. If received on or after the close of trading, requests are deemed to be received and effective as of the close of the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
Alternatively, you may stop paying premiums when due and request that we apply the Cash Value to provide a reduced amount of fixed or variable paid-up insurance. (See “Other Benefits Available Under the Policy — Paid-Up Insurance”). Surrender proceeds may be paid under an Income Plan requested by the Owner at the time of surrender.
Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans.
Death Benefit
General The Death Benefit for a Policy will equal the sum of (1) the amount of the Minimum Guaranteed Death Benefit (see below), (2) the amount of any Additional Protection in effect (see “Premiums—Scheduled Premium and Additional Protection”), (3) any Excess Amount of Policy Value (see “Excess Amount”), and (4) the amount of any paid-up additional insurance (see “Policy Value and Paid-Up Additional Insurance”), unless a higher amount is required by the Internal Revenue Code (see “Tax Considerations”). The amount payable under the Death Benefit is reduced by the amount of any Policy Debt outstanding and, if premiums are not paid on an annual basis, an adjustment for premiums used to purchase paid-up additional insurance that are due later in the Policy Year.
Minimum Guaranteed Death Benefit The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Divisions, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. There is a charge for guaranteeing the Minimum Guarantee Death Benefit. (See “Deductions and Charges–Deductions from Premiums”). In setting the premium rates for the Minimum Guaranteed Death Benefit, we have assumed that the Separate Account assets will grow at a net annual rate of 4% after adjusting for the Separate Account charges and the expenses of the Portfolios in which the Divisions invest. (See “Deductions and Charges—Charges Against the Separate Account Assets”). We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.
Policy Value and Excess Amount The Policy Value is the cumulative Net Premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional Net Premiums or Policy dividends which have been used to increase the Policy Value: (1) adjusted for investment experience; (2) less the cost of insurance which we deduct from the Policy Value on each Policy Anniversary; and (3) less any other charges. Therefore, the investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit. If your Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and Additional Protection, if any, due to favorable investment results or from additional premiums or dividends used to increase Policy Value, you will have an Excess Amount. (See “Excess Amount”). Any Excess Amount will increase the Death Benefit for the Policy, dollar-for-dollar, unless your Policy would not meet the definitional requirements for life insurance under the Internal Revenue Code (see below). The Policy Value and any Excess Amount change daily. The Policy Value and Excess Amount on the date of death will be used in the calculation of the Death Benefit.
Additional Protection The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy Debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value unless the Policy has an Excess Amount. (See “Excess Amount”). After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds a certain amount described in the Policy. Additional information regarding Additional Protection can be found in the “Premiums—Scheduled Premiums and Additional Protection” section.
Taxes We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. (See “Tax Considerations”). These rules require that the Death Benefit will never be less than the Policy Value divided by the net single premium per dollar of Death Benefit. The required difference between the Death Benefit and the Policy Value is larger at younger ages than at older ages. The Policy provides for an increase in the Death Benefit to the extent required to meet this requirement. After the Death Benefit has been increased to meet this requirement, an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the Death Benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the Death Benefit.
Variable CompLife® Prospectus

Paid-Up Additional Insurance The Death Benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the Attained Age of the Insured.
Payment of Proceeds Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.
Excess Amount
The Excess Amount is the amount by which the Policy Value exceeds the sum of (1) the Tabular Value for the Minimum Guaranteed Death Benefit and (2) the Tabular Values for any Additional Protection in effect. The Tabular Values are set out in your Policy. Tabular Values are based on a whole life policy assuming (1) all premiums are paid when due, (2) no additional premiums or dividends are used to increase Policy Value, (3) a 4% level annual net rate of return, and (4) the maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy Year. Among other things, the Excess Amount determines amounts available for withdrawals. (See “Policy Loans, Automatic Premium Loans, and Withdrawals”).
To demonstrate how Excess Amount is determined, assume the following Policy characteristics: (1) the Policy has a Minimum Guaranteed Death Benefit in the amount of $200,000; (2) the Policy has Additional Protection in the amount of $100,000; (3) the Policy Value is $90,000; (4) there are no premiums due later in the current Policy Year; and (5), according to the Policy, the Tabular Value is .20000 per $1 of insurance. The Excess Amount is $90,000 (Policy Value) minus $60,000, which is the sum of $40,000 ($200,000 of Minimum Guaranteed Death Benefit x .20000) plus $20,000 ($100,000 of Additional Protection x .20000). In this case, the Excess Amount is $30,000 ($90,000—$60,000).
Other Benefits Available Under the Policy
In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. If applicable, information about the fees associated with each benefit included in the table may be found in the Fee and Expense Tables.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Waiver of Premium Benefit	Permits an Insured who has become totally disabled to waive the payment of premiums due	Optional
●Not available for all
ages and/or
underwriting
classifications
●The insured must
become totally
disabled while this
benefit is in force,
the disability must
result from an
accident or
sickness, and the
disability must last
for at least six
months
●There is a charge
for this benefit
●If not elected at
issue, only
available upon
mutual agreement

Variable CompLife® Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Additional Purchase Benefit	Allows the Owner to purchase additional life insurance protection without proof of insurability	Optional	●Not available for all ages and/or underwriting classifications ●There is a charge for this benefit ●If not elected at issue, only available upon mutual agreement
Income Plans	In lieu of a lump sum, the Death Benefit and surrender proceeds may be payable in a monthly (or less frequent) payments over a period of time	Standard
●Must be selected
by owner
●Payments are
subject to fixed
rates and not
investment
performance of the
Portfolios
●For death benefit
proceeds, must be
selected while the
Insured is living or
within 60 days
after the death of
the insured

Right to Exchange for a Fixed Benefit Policy	Allows you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the underlying Portfolios	Standard	●Requires premium payments be paid ●There may be a cost associated with exchange ●Exchange may have tax consequences
Paid-up Insurance	Under certain conditions allows the Owner to change the Policy to a policy free of minimum premium payment obligations	Standard
●Must be selected
by owner before
grace period if
variable benefit
paid-up insurance
is elected
●Election is
irrevocable and
requires minimum
Cash Value
●Policy Debt and
charges continue
●When in force as
Paid-up insurance,
no additional
premium is allowed
on the Policy, your
Death Benefit
option will be
irrevocably
changed and you
may not add
optional benefits to
the Policy

Dollar Cost Averaging	On a monthly basis, automatically transfers a specific amount from the Government Money Market Division into the other Divisions you have selected	Standard	●Must be selected by owner
Variable CompLife® Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Limitations/Restrictions
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance.	Standard
●Must be selected
by owner
●Only one model is
available at a time
●Models are “static”
which means the
percentage
allocations among
the Divisions under
a Model will not
change. Therefore
the Owner must
make an
affirmative election
to change models
●Available models
may change in the
future

Optional Benefits Available for a Charge
If available in your state, there are two optional benefits available for purchase under the Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit. If you select one or both of these optional benefits, you will be subject to a separate charge. (See “Periodic Charges Other than Fund Operating Expenses” and “Deductions and Charges—Optional Benefits” for more information about the charges.)
Any charge will continue to be assessed (1) as long as the benefit remains in force; or (2) until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we no longer issue the Policy, these optional benefits are only available upon mutual agreement.
Waiver of Premium Benefit Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.
Example: John Doe, age 57, lost his right hand in a car accident and became totally disabled from his job as a roof tiler. John’s policy has a Waiver of Premium Benefit that waives his $7,000 annual premium upon total disability.
Additional Purchase Benefit Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.
Example: Jane Doe, age 28, is the owner and insured of her policy, which has the Additional Purchase Benefit with periodic election amounts of $50,000 at each specified election date. Upon reaching an election date, Jane purchases a $50,000 policy without the Company requiring evidence of insurability.
Standard Benefits Available for a Charge
Income Plans  If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under an Income Plan selected by your beneficiary after the death of the Insured. Surrender proceeds may also be payable under an Income Plan selected by the Owner.
Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest Income Plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment Income Plan pays Death Benefit proceeds in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life Income Plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). Any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of
Variable CompLife® Prospectus

Income Plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect an Income Plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. An Income Plan that is elected by the Policy Owner will take effect on the date of death of the Insured if notice of election is received in our Home Office while the Insured is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured. Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.
Example: John Does was the owner and insured of a Variable CompLife® policy and had elected an installment plan. Upon his death, in lieu of paying life insurance proceeds from the policy to his wife Jane, his beneficiary, in a lump sum, the Company made reduced amounts of monthly payments to her spread out over a ten year period while the remaining balance earned interest.
Right to Exchange for a Fixed Benefit Policy You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”), if at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio, or the Portfolio is substituted for another portfolio (see “Substitution of Portfolio Shares and Other Changes”). You may make the change within 60 days after the notice or effective date of the change, whichever is later. We reserve the right to require evidence of insurability. Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and will have a Death Benefit at least as great as the initial guaranteed Death Benefit of your Policy (assuming no reduction in Death Benefit prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request (or verbal authorization according to our current procedures), as well as the Policy, and any amount due on the exchange.
Example: John Doe is the owner and insured of a Variable CompLife® policy and is informed that one of the underlying portfolios in his Policy will be substituted for a different portfolio. Upon notice, John decides he would rather own a policy that is not subject to the investment experience of the underlying portfolios in which the separate account divisions that support his policy invest and would rather own a policy that earns a fixed rate of interest. Subject to the Company’s requirements, John has up to 60 days to exchange his variable policy for a fixed policy.
Paid-Up Insurance The Paid-Up Insurance provision on your Policy will take effect automatically if you do not pay a premium when due or within the 31-day grace period and do not qualify for suspension of Premium Payments or you have elected to have premiums paid by Automatic Premium Loan and your Policy no longer has sufficient value for the loan. The Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection before or during the grace period. If the Paid-Up provision on your Policy takes effect before you have paid the Premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. (See “Deductions and Charges—Surrender Charges”).
If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31-day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement”). The minimum Cash Value for fixed benefit paid-up insurance is $1,000. If the Cash Value is less than $1,000 as of the last day of the grace period, we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the Cash Value of the Policy is at least $5,000.
We determine the amount of paid-up insurance by applying the amount of Cash Value plus any Policy Debt as a net single premium at the Attained Age of the Insured. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance, these amounts are guaranteed. For variable paid-up insurance, neither the Death Benefit nor the Cash Value is guaranteed. Paid-up insurance remains in force for the lifetime of the Insured unless you surrender the Policy or the Policy terminates. While the Policy is in force as either fixed or variable benefit paid-up insurance, the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy Debt and the Policy loan interest rate will continue, and interest on the Policy loan will continue to accrue. (See “Policy Loans, Automatic Premium Loans, and Withdrawals”).
Example: Jane Doe is the owner and insured of a Variable CompLife® policy with the following characteristics:
Cash Value = $15,000
Policy Debt=$1,000
Applicable Net Single Premium Factor = 0.250
Variable CompLife® Prospectus

Jane decides she would rather own a paid-up policy that will not require additional premium payments. Because Jane’s policy has the required minimum amount of cash value, she is able to convert her policy to a paid-up policy. Her new policy, however, will not be allowed to add any benefits and her new paid-up insurance amount will equal the sum of the Cash Value of her policy plus the Policy Debt, divided by the applicable net single premium factor from her policy schedule pages, so $64,000 (i.e., ($15,000 + $1,000)/0.250).
Dollar-Cost Averaging With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Government Money Market Division into the Division(s) you have chosen. Transferred amounts must be allocated in whole percentages. (See “Allocations to the Separate Account—Transfers Between Divisions”). Transfers will end either when the amount in the Government Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.
Dollar-cost averaging does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your Financial Representative before deciding whether to elect dollar cost averaging.
Asset Allocation Models The Company currently makes available allocation models at no extra charge for amounts invested in the Divisions. An Owner can select only one model at a time. Each of the four models currently available (Moderately Conservative, Balanced, Aggressive, Very Aggressive) is comprised of a combination of Divisions that hold Portfolios representing various asset classes with various levels of risk tolerance. Generally, the four models can be characterized as follows:
Moderately Conservative
This combination of Divisions has Portfolios that generally invest in fixed income securities and a mix of equity securities with a majority emphasis on fixed income investments in order to preserve
principal, provide liquidity and income and to seek modest growth.

Balanced
This combination of Divisions has Portfolios that generally invest in a mix of fixed income and equity securities in order to preserve principal and pursue sustained long-term growth without the
volatility of high- risk investments.

Aggressive
This combination of Divisions has Portfolios that generally invest in a mix of equity securities and some fixed income securities in order to primarily pursue long-term growth while willing to accept the volatility associated with high-risk investments.

Very Aggressive
This combination of Divisions has Portfolios that invest in almost entirely in a variety of equity securities in order to achieve higher potential growth while assuming the risks and higher volatility associated with these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by notifying us in writing, contacting their Financial Representative or by calling Variable Life Service Center at 1-866-242-2609. Not all models offered may be available under your Policy because an Owner may only invest in up to ten Divisions at any Time. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their Financial Representative for more information about available allocation models (including the specific asset mixes of available models) and whether investment in a model is appropriate for them.
Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Contract (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, or liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers Between Divisions” above for more information about how to change portfolio allocations). There will be no automatic rebalancing to these models.
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.
Variable CompLife® Prospectus

Policy Loans, Automatic Premium Loans, and Withdrawals
Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. Policy loans are secured by your Policy Value. For information on the tax treatment of loans and withdrawals, see “Tax Considerations” and consult with your tax advisor.
Policy Loans You may borrow an amount that, when added to existing Policy Debt, is not more than the maximum amount under your policy (the “loan value”). The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center at 1-866-424-2609. Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in Good Order. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding loan requests on your behalf.
Automatic Premium Loans If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, and your Policy does not qualify for suspension of Premium Payments, a premium loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. A confirmation statement will be sent each time an automatic premium loan occurs.
General Loan Terms Interest on a loan accrues at an annualized rate of interest. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.
The loan interest rate is applied to both the amount of the loan and all accrued interest. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%. Generally, if a higher rate is preferred, selecting the variable rate may be preferable. If you desire a smaller loan interest rate, the annual fixed, effective rate may be preferable.
We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. When the Insured is Attained Age 99 and below, the aggregate charge is currently at the annual rate of .90% for the 5% specified loan interest rate and .90% for the variable loan interest rate. For example, the earnings rate corresponding to a 5% loan interest rate is currently 4.10% when the Insured is Attained Age 99 and below. When the Insured is Attained Age 100 and above, the aggregate charge is currently at the annual rate of .60% for the 5% specified loan interest rate and .60% for the variable loan interest rate. For example, the earnings rate corresponding to a 5% loan interest rate is currently 4.40% when the Insured is Attained Age 100 and above.
A loan, even if it is repaid, will have a permanent effect on the Policy Value and Cash Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.
The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the Policy Debt is extinguished by applying the Policy Value to repay it. Under the Internal Revenue Code, this transaction is a distribution from the life insurance policy. If the Policy Debt exceeds the investment in the contract, Northwestern Mutual is required to report the extinguishment to you and the IRS on an IRS Form 1099-R.
Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a loan between Policy Value and variable paid-up additional insurance in proportion to the amount of Cash Value attributable to each.
You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned unless such amounts are deemed to be de minimis according to our procedures. Except as described below, if we receive your loan payments before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your loan payments on or after the close of trading on the NYSE, we will credit payments as of
Variable CompLife® Prospectus

the close of the next regular trading session of the NYSE and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the date we credit the payment. Payments must be in Good Order to be processed. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.
Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loans are effective as of the premium due date unless a loan payment is received between the premium due date and the date the Automatic Premium Loan is made. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date. Loan repayments are not subject to transaction fees.
Withdrawals You may make a withdrawal if the Excess Amount is sufficient. (See “Excess Amount”). A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy Debt outstanding. A maximum of four withdrawals are permitted per Policy Year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the Divisions.
Written requests for withdrawals will be processed based on the date and time they are received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE are deemed to be received and effective on that day. If received on or after the close of trading, they are deemed to be received and effective at the close of trading on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
A withdrawal of Policy Value decreases the Death Benefit by the same amount. If the Death Benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the Death Benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.
Required Unscheduled Additional Premium If cumulative withdrawals (including accumulation at a 4% annual interest rate) exceed the cumulative additional premiums which have been used to increase the Policy Value (including accumulation at a 4% annual interest rate) as of a date 25 days prior to your Policy Anniversary, we may require you to pay an unscheduled additional premium to increase Policy Value if there has been unfavorable investment experience since the most recent withdrawal. The minimum amount of Policy Value required to avoid an unscheduled additional premium depends on pre-established tabular values in your Policy for the Minimum Guaranteed Death Benefit. Any required unscheduled additional premium will be due the Policy Anniversary following written notice to you. If the additional premium is not paid and there is sufficient Policy Value, the Paid-Up or Automatic Premium Loan provision on your Policy will take effect. (See “Paid-Up Insurance” and “Policy Loans, Automatic Premium Loans and Withdrawals”).
By way of example, assume that at issue you added additional premium to increase your Policy Value in the amount of $1,000, and no additional premiums are paid thereafter. On your 5th Policy Anniversary you withdraw $2,000 and no further withdrawals are made. During the 10th Policy Year, there is poor investment performance such that 25 days prior to your Policy Anniversary, the Policy Value is less than the tabular value pre-established in your Policy. To determine the maximum amount of required unscheduled premium, we accumulate the $1,000 in additional premium at a 4% annual interest rate for 10 years ($1,480.24), and the $2,000 in withdrawals at a 4% annual interest rate for 5 years ($2,433.31). The amount of required unscheduled premium we may request would be $2,433.31 minus $1,480.24, or $953.07.
If the required unscheduled additional premium is greater than the maximum premium loan available, you may request a partial loan and submit a premium payment for the remaining balance due. The due date for any unscheduled additional premium is the Policy Anniversary following written notice to you. Required unscheduled additional premium payments will be credited the date they are received in Good Order if payments are received before market close (typically, 4:00 p.m. Eastern Time). Automatic Premium Loans used to pay Required Unscheduled Additional Premium will be credited as of the Policy Anniversary unless a loan payment is received between the Policy Anniversary and the date the Automatic Premium Loan is made.
Reinstatement
If a premium is due and remains unpaid at the end of the grace period, and the Policy does not qualify for premium suspension or the Automatic Premium Loan provision is not in effect to pay sufficient premium (see “Automatic Premium Loans”), the Policy will terminate as of the date the premium was due and no longer be in force, unless it is continued as paid-up insurance (see “Paid-Up Insurance”). The Policy may be reinstated while the Insured is alive within three years after the premium due date, provided you have not requested a surrender of the Policy. The Insured must provide satisfactory evidence of insurability. Any premium, applicable interest or other payments due under the Policy will also be required. If we approve your request for reinstatement and the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will
Variable CompLife® Prospectus

deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
The Company may waive the requirement to provide satisfactory evidence of insurability if the reinstatement is applied for, and any premium or other payment due is paid, within 90 days (or longer if mandated by your state) after the premium due date and while the Insured is alive. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit and Additional Protection and at least the same Policy Value and variable paid-up additional insurance as if: minimum premiums had been paid when due; investment earnings for all Divisions, less charges against the Separate Account, had been credited at an annual effective rate of 4% for the period from the due date of the overdue premium to the date of reinstatement; and loan interest, less charges by the Company for expenses and taxes, had been credited to the Policy Value and to the Cash Value of variable paid-up additional insurance at an annual effective interest rate of 4% from the due date of the overdue premium until the date of reinstatement. We will make an adjustment for any Policy Debt or the debt may be reinstated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will not reflect a reduction for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.
A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.
Reinvestments After Surrender or Withdrawal
While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or a withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures. The returned surrender or withdrawal proceeds will be reinvested after our receipt of the reinvestment request in Good Order at our Home Office. If we receive your request before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be applied to the same Divisions from which the surrender or withdrawal was made. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding requests for reinvestment on your behalf.
Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value, variable paid-up additional insurance, and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.
Please note that our decision to permit a reinvestment does not reverse or eliminate any tax consequences and/or tax reporting resulting from the original surrender or withdrawal.
Surrenders and withdrawals have tax consequences and we may be required to report them to the Internal Revenue Service and/or your state for income tax purposes. We may also be required to treat the reinvested proceeds as a new premium for purposes of determining whether your policy will become a MEC, and, as with any premium payment, we may be required to reject your reinvestment if it would result in your Policy failing to qualify as life insurance for Federal tax purposes. (See “Tax Considerations”).
Variable CompLife® Prospectus

Other Policy Transactions
Transfers Between Divisions Subject to the short-term and excessive trading limitations described below, you may transfer accumulated amounts from one Division to another so long as you are invested in no more than ten Divisions at a time. Transfer requests will be effective after our receipt of your request for transfer in Good Order at our Home Office. If we receive your request for transfer before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request for transfer on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.
In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Invested Assets must be in whole percentages in all Divisions that have any Invested Assets as a result of the transfer. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.
You may request the transfer in writing at our Home Office, by calling (866) 424-2609 or, if eligible, via our website at www.northwesternmutual.com. Electronic Instructions must be made in accordance with our current procedures and you must properly authorize us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.
Short-Term and Excessive Trading Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, a Policy Owner who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers if a total of three round trips are made within that same Policy Year or two round trip transfers are made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers if a total of two round trips are made within that same Policy Year or one round trip transfer is made within any subsequent year. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government
Variable CompLife® Prospectus

Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
Policies such as this (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.
Substitution of Portfolio Shares and Other Changes If, in our judgment, one or more Portfolios become unsuitable for continued use with the Policy because of a change in investment objectives or restrictions, for each such Portfolio we may substitute shares of another Portfolio or another mutual fund. We may also substitute a class of shares of an existing Portfolio for a different class of the same Portfolio if allowable under applicable law. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.
Deductions and Charges
Deductions from Premiums We deduct a charge from each premium for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.6% of life insurance premiums. Some jurisdictions within a state may charge an additional premium tax in certain circumstances. The charge is currently 2.00% of premiums regardless of the state (or other jurisdiction) in which you live. We reserve the right to deduct a higher or lower amount or percentage from premiums in the future to cover these taxes subject to the overall cap of 3.5% as stated below. The amount deducted may be more or less than the total percentage charged by your state (and/or other jurisdiction) of residence.
Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of up to 0.80% against each Premium Payment to compensate us for this additional
Variable CompLife® Prospectus

corporate tax burden. Previously, this charge was 0.85% of premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the other premium expense charge may each vary in amount, but the sum of these charges will not exceed 3.5%.
We deduct a charge, or sales load, of 4.5% for sales costs from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we have assumed. (See “Charges Against the Separate Account Assets”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.
We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $0.12 per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.
We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than distribution expenses, incurred in issuing the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. (See “Surrender Charges”).
We deduct an annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit.
To determine the net annual premium, we will also deduct any extra amounts we charge for Insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy.
Charges Against the Policy Value We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. As provided for in the Fees and Expense Tables, we will continue to deduct this charge if your Policy continues as variable benefit paid-up insurance. We determine the amount by multiplying the net amount at risk by cost of insurance rate. The net amount at risk is the Projected Insurance Amount, discounted at a net annual rate of 4%, less the Policy Value. The Projected Insurance Amount is the amount of insurance at the end of the Policy Year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the Attained Age of the Insured. For Select, Premier Non-Tobacco and Preferred Non-Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Standard, Premier Tobacco and Preferred Tobacco risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. We also deduct a cost of insurance charge from the Cash Value of any paid-up additional insurance on each Policy Anniversary. If we receive an unscheduled premium on a day other than a Policy Anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy Year remaining. The cost of insurance charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our costs attributable to this charge, in which case we may realize a gain. Surrenders may have tax consequences.
While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy Anniversary each year.
We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy Debt that may result from a withdrawal, a decrease in the face amount of insurance, or a change to variable benefit paid-up insurance.
Charges Against the Separate Account Assets There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The current charge is at the annual rate of .45% of the assets of the Separate Account, not to exceed a maximum annual rate of .60%. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends”).
The Policies provide that a charge for taxes may be made against the assets of the Separate Account. We are not currently making a separate daily charge on assets for such taxes. The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return.
Variable CompLife® Prospectus

Transaction Charges The Policy provides for a fee of up to $25 for a transfer of assets among the Divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.
You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.
Surrender Charges If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth Policy Year, we will deduct a surrender charge from the Policy Value. Similarly, we will deduct a surrender charge on a change to paid-up insurance. (See “Paid-Up Insurance”). A table of surrender charges is in the Policy. Surrenders may have tax consequences.
The surrender charge consists of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy Year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy Year (or it is suspended).
The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy Year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy Years, if you pay premiums more frequently than annually, we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.
If none of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.
If any of the Premium Payments during the first five Policy Years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.
For Policies surrendered after payment at the beginning of year	Premium Surrender Charge Percentage
	Issue age 65 and under	Issue age 75
1	24%	24%
2	28%	25.5%
3	32%	27%
4	36%	28.5%
5 through 10	40%	30%
11	32%	24%
12	24%	18%
13	16%	12%
14	8%	6%
15 and later	0%	0%
For Issue Ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.
For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charge will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an Insured ages 15-59, the surrender charge will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charge could equal or exceed the Policy Value but we will not apply the surrender charge to the value of any paid-up additional insurance.
Partial Surrenders We will permit partial surrenders of a Policy so long as the Policy continues to meet the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy, except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The Cash Value and the Death Benefit will be proportionately
Variable CompLife® Prospectus

reduced. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charge (based on the change in the face amounts) if a partial surrender takes place before you have paid the scheduled premium that is due at the beginning of the fifteenth Policy Year.
Optional Benefits There is a separate charge for any optional benefit you have selected. (See “Other Policy Provisions—
Optional Benefits”). For a Policy with a Waiver of Premium Rider, the maximum charge is 5.1% of premium, and the minimum is 1.3% of premium. For a Policy with an Additional Purchase Benefit, the maximum charge is $2.21 per $1,000 of the benefit, and the minimum charge is $0.54 per $1,000 of the benefit.
Expenses of the Portfolios The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2024 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.14% to a maximum of 2.68%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and Appendix A.)
Commissions Paid to Financial Representatives  The maximum commission payable to the registered representative who sold the Policy is 40% of the premium paid during the first Policy Year; 6% of the premium paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly-owned company, to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.
Guarantee of Premiums, Deductions and Charges
We guarantee that the premiums for the Minimum Guaranteed Death Benefit and the maximum charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses.
Modifying the Policy
Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements and/or close of trading requirements.
If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.
Upon notice to you, we may modify the Policy:
●
to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;
●
to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
●
to reflect a change in the Separate Account’s operation.
Other Policy Provisions
Owner The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.
Beneficiary The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.
Variable CompLife® Prospectus

Incontestability We will not contest insurance under the Policy after the insurance has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. If there is an increase in insurance because of an increase in scheduled premiums or payment of an unscheduled premium, and the increase was subject to insurability requirements, the increase will not be contestable after it has been in force during the lifetime of the Insured for two years from the date of issuance of the increase. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.
Suicide If the Insured dies by suicide within one year from the Date of Issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals and less the Cash Value of any variable paid-up insurance surrendered.
Misstatement of Age or Sex If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.
Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.
Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.
If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, partial surrender, withdrawal, Death Benefit or loan proceeds, or Income Plan benefits until the check or draft has been honored.
If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment on surrender is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%.
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, partial surrender, surrender, loans, or Death Benefit proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
In reliance on relief from the SEC staff (“SEC Relief”), we may temporarily delay the payment of proceeds from a surrender, withdrawal or Policy loan attributable to the Divisions if we reasonably believe that financial exploitation of an Owner, who is (i) age 65 or older, or (ii) age 18 or older who we reasonably believe has a mental or physical impairment that renders them unable to protect their own interests, has occurred, is occurring, has been attempted, or will be attempted. Subject to the conditions of the SEC Relief, payment of the proceeds may be delayed for up to 55 Valuation Dates. During the period of any such payment delay, the proceeds will be held in the Division of the Separate Account that invests in the Government Money Market Portfolio as we investigate and work with appropriate regulatory and other lawful authorities to resolve the matter. No later than two Valuation Dates after the temporary hold has been imposed, we will provide oral or written notice of the temporary hold and the reason for the temporary hold to the Owner, a trusted contact person the Owner previously identified to us and any other person(s) eligible to submit orders related to the Policy, unless we suspect that other person(s) of having engaged in, engaging in, having attempted or attempting financial exploitation of the Owner.
Annual Dividends
The Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. Illustrated dividends published at the time a life insurance policy is issued generally reflect the actual recent experience of the issuing company with respect to mortality and expenses and hypothetical investment results.
If you receive dividends, you may use them to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. (See “Excess Amount”). If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance or to pay premiums, or you may receive the dividend in cash. (See “Tax Considerations”). We will use dividends to
Variable CompLife® Prospectus

increase the Policy Value if you give us no direction. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or you may receive the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to increase Policy Value or you may receive the dividend in cash. Dividends used to increase the Policy Value or to purchase variable paid-up additional insurance will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
Voting Rights
As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefore in the next annual report to Policy Owners.
Reports and Financial Statements
For each Policy Year, you will receive a statement showing the Death Benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. These statements will show your apportioned amounts among the Divisions. The Invested Assets may exceed the Cash Value of your Policy, because the Cash Value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy Year. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, make certain other Policy transactions, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any Policy loan.
Semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Policy's assets are allocated. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports. The financial statements of the Company and the Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information (containing such financial statements), call (866) 424-2609. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
Special Policy for Employers
A reduced minimum amount applies for Policies where the insurance involved an employer-sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection was required to be at least $10,000, of which the Minimum Guaranteed Death Benefit must have been at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the Insured’s age when the Policy was issued. Premium rates for term insurance are set forth in the Policy.
These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the Insured or the Insured’s beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the Minimum Guaranteed Death Benefit and the initial amount of Additional Protection.
Variable CompLife® Prospectus

For certain situations where the insurance involves an employer-sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies were available for this purpose. You are urged to review any questions in this area with qualified counsel.
Householding
To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling (866) 424-2609.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call (866) 424-2609 for assistance in making such changes.
Legal Proceedings
Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this Prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.
Speculative Investing
This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Owner Inquiries
You may receive information about your Policy via the Variable Life Service Center by calling toll-free at 1-866-424-2609. With your ID and password, you can also visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about your Policy, please call your Financial Representative or (866) 424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.
Variable CompLife® Prospectus

Illustrations
Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the Death Benefit minus Policy Debt, Invested Assets and Cash Value would vary based on hypothetical investment results.
Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as according to the allocation Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Policy Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.
Tax Considerations
General The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.
Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.
This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.
There is no additional tax benefit if the Policy is purchased through a tax-qualified plan. Withdrawals will generally be subject to tax penalties.
Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.
The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2019, the tests must be based on the 2017 CSO mortality tables. Because Policies issued based on the 1980 CSO or 2001 CSO mortality tables may not satisfy the definitional tests using the 2017 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notice 2016-63). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2018-20.
As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.
IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law. We reserve the right to make modifications to the Policy, as necessary and appropriate under applicable law and the terms of the Policy, to prevent an Owner from being treated as the Owner of the Separate Account assets supporting the Policy.
Variable CompLife® Prospectus

Tax Treatment of Life Insurance While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.
So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the Investment in the Contract, which is defined by Code §72(e)(6) and is sometimes called the (“Cost Basis”) of the Policy. The Cost Basis of the Policy is generally equal to the premiums and other consideration paid for the contract less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in Cost Basis. However, dividends applied to purchase additional insurance or used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the Cost Basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the Cost Basis of the Policy.
Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Policy Value of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the Cost Basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s Cost Basis.
Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value remaining in the Policy, thereby causing the Policy to lapse. (See the "Policy Loans, Automatic Premium Loans, and Withdrawals" section for more details). As described above, if your Policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy Cost Basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the Policy.
Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).
Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and certain combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2019 may only be exchanged for life insurance policies using 2017 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).
Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy’s basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. The basis used to determine the gain or loss when a Policy, or an interest in a Policy, is transferred may be different than the Cost Basis used to determine the taxable amount for Policy distributions and/or surrenders.
The general rule is that if a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit may be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit may not be taxable if both of the following criteria are satisfied:
1.
The transfer was not a “Reportable Policy Sale,” and
2.
Either:
a.
The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer, or
b.
The transferee’s basis for determining gain or loss is determined, in whole or in part, by reference to the Transferor’s basis.
A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. Generally, a Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of an interest in a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor.
Variable CompLife® Prospectus

Whether the death benefit of any particular policy will be subject to income taxation because of transfers prior to the insured’s death will depend on specific facts. You should seek qualified tax advice if you plan a transfer of an interest in a life insurance policy.
Where the Policy Value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the death benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.
Modified Endowment Contracts (MEC) A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums paid (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.
A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. If such a reduction occurs, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election for the Paid-up insurance option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods. Additionally, in the case of joint life policies, all premiums paid since the policy were issued are retroactively tested against the new MEC limit.
A life insurance policy which is received in exchange for a MEC will also be considered a MEC.
Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.
If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. We do not report dividends retained by the Company to purchase paid-up additions as “Distributions”. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy Cost Basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.
A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 ½ years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.
Variable CompLife® Prospectus

Estate and Generation Skipping Transfer Taxes If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for federal estate tax purposes and any applicable state inheritance tax. If a Policy is a joint life Policy, the Death Benefit will be includible in the estate of the second Insured to die if that individual owned or had any incidents of ownership in, the policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.
If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.
Business-Owned Life Insurance Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule does not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements were satisfied before the policy was issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.
Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.
In addition, if a business owns life insurance with cash value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Surrender Value (as defined by Code §264(f)) to the adjusted basis of other business assets. Certain policies may be excluded from the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.
The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.
Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income.
Split Dollar Arrangements Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.
Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to this law.
Variable CompLife® Prospectus

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules.
Valuation of Life Insurance Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.
Other Tax Considerations Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.
Distribution of the Policy
We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934, an investment adviser registered with the SEC, and is a member of the Financial Industry Regulatory Authority (FINRA) and SIPC. You may obtain information about SIPC, including the SIPC brochure, by contacting SIPC at 202-371-3800 or visiting its website at SIPC.org. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. (See Deductions and Charges—Commissions Paid to Financial Representatives).
Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.
Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.
Variable CompLife® Prospectus

Glossary of Terms
APPLICATION
The form completed by the applicant when applying for coverage under the Policy. This includes any:
1. amendments or endorsements;
2. supplemental Applications;
3. reinstatement Applications; and
4. Policy change Applications.
ADDITIONAL PROTECTION
The additional coverage provided by the Policy, guaranteed for a certain number of years provided Premium Payments are made when due and dividends are used to increase Policy Value.
ATTAINED AGE
The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.
CASH VALUE
The amount available in cash if the Policy is surrendered. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value After Loan or Net Accumulated Value may be used to describe your Cash Value, as appropriate.
COMPANY
The Northwestern Mutual Life Insurance Company.
DATE OF ISSUE
The date on which insurance coverage takes effect as shown in the Policy.
DEATH BENEFIT
The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.
DIVISION
A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.
EXCESS AMOUNT
An amount by which the value of the Policy exceeds the sum of the tabular value for the minimum guaranteed death benefit as well as the tabular value for any applicable additional protection.
FINANCIAL REPRESENTATIVE
An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and as a registered representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.
FUND
Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
GENERAL ACCOUNT
All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
GOOD ORDER
Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.
HOME OFFICE
Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.
INCOME PLAN
An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
Variable CompLife® Prospectus

INSURED
The person named as the Insured on the Application and in the Policy.
INVESTED ASSETS
The sum of all amounts in the Divisions of the Separate Account.
ISSUE AGE
The Insured’s age on his or her birthday nearest the Policy Date.
MEC
Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a type of life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.
MONTHLY PROCESSING DATE
The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.
NET PREMIUM
The amount of Premium Payment remaining after premium charges have been deducted.
NORTHWESTERN MUTUAL
The Northwestern Mutual Life Insurance Company.
NYSE
New York Stock Exchange.
OWNER (You, Your)
The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.
POLICY ANNIVERSARY
The same day and month as the Policy Date in each year following the first Policy Year.
POLICY DATE
The date shown in the Policy from which the following are computed, among other things:
1. Policy Year;
2. Policy Anniversary;
3. the Issue Age of Insured; and
4. the Attained Age of the Insured.
POLICY DEBT
The total amount of all outstanding Policy loans, including both principal and accrued interest.
POLICY VALUE
The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt. Please note that in certain contexts outside of the Prospectus, such as sales literature, notices and/or other materials, the term Accumulated Value may be used in place of Policy Value. In some circumstances, the term Accumulated Value After Loan may be used to describe your Policy Value after deductions for an outstanding loan, as appropriate.
POLICY YEAR
A year that starts on the Policy Date or on a Policy Anniversary.
PORTFOLIO
A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.
PREMIUM PAYMENTS
All payments you make under the Policy other than loan repayments and transaction charges.
PROJECTED INSURANCE AMOUNT
An estimated annual amount of insurance that assumes a 4% interest rate on invested amounts.
SEPARATE ACCOUNT
Northwestern Mutual Variable Life Account.
UNIT
An accounting unit of measure representing the value in one or more Divisions of the Separate Account.
Variable CompLife® Prospectus

UNIT VALUE
The value of a particular Unit at a particular time. Unit Value is analogous to, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.
Variable CompLife® Prospectus

Appendix A—Portfolios Available under Your Policy
The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 424-2609 or by sending an email request to vavldocrequest@northwesternmutual.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year		10 Year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc.	0.42%[1]	37.82%	14.77%	13.44%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.61%[1]	34.43%	18.22%	16.94%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.43%[1]	22.16%	13.86%	11.88%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/ J.P. Morgan Investment Management, Inc.	0.72%[1]	23.86%	10.92%	10.22%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.19%[1]	24.75%	14.30%	12.86%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.75%[1]	10.69%	7.46%	7.58%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.50%[1]	7.07%	5.90%	7.40%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/T. Rowe Price Associates, Inc	0.57%[1]	11.88%	8.60%	8.40%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/J.P. Morgan Investment Management, Inc.	0.54%[1]	8.21%	5.55%	7.03%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.24%[1]	13.63%	10.07%	9.41%
Long-term growth of capital; current income is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.72%[1]	8.65%	7.42%	8.15%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/Wellington Management Company LLP	0.56%	13.18%	5.89%	8.12%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.27%	8.43%	8.01%	8.61%
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/T. Rowe Price Investment Management, Inc	0.87%[1]	10.36%	6.59%	7.77%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.61%[1]	5.30%	5.96%	7.03%
Variable CompLife® Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year		10 Year
Capital appreciation	Research International Core Portfolio[2]	MSA/Massachusetts Financial Services Company	0.72%[1]	3.25%	4.20%	5.48%
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.68%	3.94%	2.81%	3.02%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.89%[1]	4.02%	0.12%	2.50%
Maximum current income to the extent consistent with liquidity and stability of capital[3]	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%[1]	4.99%	2.28%	1.56%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/T. Rowe Price Associates, Inc.	0.40%	5.04%	1.92%	1.90%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	1.76%	0.09%	1.57%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	2.68%[1]	-5.78%	-5.29%	-0.93%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Managed Portfolio[2](“Inflation Protection Portfolio” until 09/30/2025)	MSA/American Century Investment Management, Inc.	0.45%[1]	1.96%	1.50%	1.95%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.46%	6.38%	3.71%	4.95%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.75%[1]	6.42%	0.93%	3.33%
Realize as high a level of total return as is consistent with conservative investment risk, through income and secondarily through capital appreciation	Active/Passive Conservative Portfolio[2]	MSA	0.55%[1]	N/A	N/A	N/A
Realize as high a level of total return as is consistent with reasonable investment risk through appreciation and income	Active/Passive Balanced Portfolio[2] (formerly “Balanced Portfolio”)	MSA	0.47%[1]	7.43%	4.76%	5.53%
Realize as high a level of total return as is consistent with moderate investment risk through appreciation and secondarily through income	Active/Passive Moderate Portfolio[2] (formerly “Asset Allocation Portfolio”)	MSA	0.53%[1]	9.72%	6.17%	6.72%
Realize as high a level of total return as is consistent with aggressive investment risk, primarily through appreciation and some income	Active/Passive Aggressive Portfolio[2]	MSA	0.64%[1]	N/A	N/A	N/A
Variable CompLife® Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year		10 Year
Long-term growth of capital	Active/Passive All Equity Portfolio[2]	MSA	0.66%[1]	N/A	N/A	N/A
Growth of capital	American Funds® IS Growth Fund - Class 1A4	Capital Research and Management Company (CRMC)	0.59%	31.61%	18.83%	N/A
Long-term growth of capital	American Funds® IS Global Growth Fund - Class 1A4	CRMC	0.66%[1]	13.67%	9.77%	N/A
Long-term capital appreciation	American Funds® IS New World Fund® - Class 1A4	CRMC	0.82%[1]	6.58%	4.55%	N/A
Provide as high a level of current income as is consistent with the preservation of capital	American Funds® IS The Bond Fund of America® - Class 1A4	CRMC	0.48%[1]	1.23%	0.31%	N/A
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds® IS Capital World Bond Fund® - Class 1A4	CRMC	0.73%	-2.97%	-2.40%	N/A
Provide a high level of current income; a secondary objective is capital appreciation	American Funds® IS American High-Income Trust® - Class 1A4	CRMC	0.58%[1]	9.73%	5.54%	N/A
Seek to match the performance of the MSCI EAFE Index in U.S. dollars with net dividends as closely as possible before deduction of fund expenses	BlackRock International Index V.I. Fund - Class I5	BlackRock Advisors , LLC	0.27%[1]	3.43%	4.70%	5.14%
Maximize total return, consistent with income generation and prudent investment management	BlackRock Total Return V.I. Fund - Class I5	BlackRock Advisors, LLC/ BlackRock International Limited & BlackRock (Singapore) Limited	0.47%[1]	1.38%	-0.21%	1.42%
Long-term capital appreciation	Columbia VP Small Cap Value Fund - Class 1[6]	Columbia Management Investment Advisers, LLC	0.88%[1]	8.87%	11.24%	9.24%
Total return	Commodity Return Strategy Portfolio – Class 2[7]	UBS Asset Management (Americas) LLC [8]	0.80%[1]	5.12%	N/A	N/A
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[9]	Fidelity Management & Research Company LLC (FMR)[10]	0.57%	17.49%	11.34%	9.21%
Long-term capital appreciation	Fidelity® VIP ContrafundSM Portfolio – Initial Class[9]	FMR[10]	0.56%	33.79%	17.04%	13.62%
Capital appreciation	Fidelity® VIP Value Strategies Portfolio - Initial Class[9]	FMR[10]	0.59%	9.40%	12.20%	9.64%
Capital appreciation	Fidelity® VIP Health Care Portfolio - Initial Class[9]	FMR[10]	0.59%	5.14%	5.46%	7.96%
Capital appreciation	Fidelity® VIP Technology Portfolio - Initial Class[9]	FMR[10]	0.57%	35.59%	23.82%	21.93%
Seek to provide investment results that correspond to the aggregate price and interest performance of debt securities in the Bloomberg U.S. Aggregate Bond Index	Fidelity® VIP Bond Index Portfolio - Initial Class[9]	FMR [10]	0.14%	1.21%	-0.46%	N/A
Variable CompLife® Prospectus

Investment Objective	Portfolio and Adviser/ Sub-adviser (if applicable)		Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year		10 Year
Long-term growth of capital	John Hancock Disciplined Value International Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.78%	-0.35%	5.89%	4.45%
Long-term capital appreciation and current income	John Hancock Real Estate Securities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.76%	10.79%	4.43%	6.14%
High level of current income	John Hancock Strategic Income Opportunities Trust - Series NAV[11]	John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%[1]	3.16%	1.81%	2.65%
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[12]	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Long-term growth of capital	U.S. Strategic Equity Fund[13]	Russell Investment Management LLC (RIM)[14]	0.90%[1]	20.50%	12.42%	11.07%
Long-term growth of capital	U.S. Small Cap Equity Fund[13]	RIM[14]	1.14%[1]	8.53%	8.00%	7.31%
Current income and long- term growth of capital	Global Real Estate Securities Fund[13]	RIM[14]	0.91%	1.42%	-0.20%	2.75%
Long-term growth of capital	International Developed Markets Fund[13]	RIM[14]	1.03%[1]	2.78%	4.23%	4.70%
Provide total return	Strategic Bond Fund[13]	RIM[14]	0.65%[1]	0.83%	-0.87%	1.04%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[13]	RIM[14]	0.85%[1]	6.48%	2.86%	3.67%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[13]	RIM[14]	0.90%[1]	9.48%	5.00%	5.15%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Aggressive Strategy Fund[13]	RIM[14]	0.97%[1]	11.94%	7.10%	6.50%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Aggressive Strategy Fund[13]	RIM[14]	1.00%[1]	13.09%	7.58%	6.97%
1
This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2
A series of Northwestern Mutual Series Fund, Inc., for which Mason Street Advisors, LLC (MSA), our wholly-owned company, serves as investment adviser.
3
Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
4
A series of American Funds Insurance Series®.
5
The BlackRock International Index V.I. Fund and BlackRock Total Return V.I. Fund are series of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., respectively.
6
A series of Columbia Funds Variable Insurance Trust.
7
A series of Credit Suisse Trust.
8
Effective May 1, 2024, Credit Suisse Asset Management, LLC merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) as the surviving entity, and UBS AM (Americas) became the investment manager to the Portfolio.
9
The Fidelity® VIP Contrafund® Portfolio is a series of Variable Insurance Products Fund II. The Fidelity® VIP Mid Cap Portfolio and Fidelity® VIP Value Strategies Portfolio are each a series of Variable Insurance Products Fund III. The Fidelity® VIP Health Care Portfolio and Fidelity® VIP Technology Portfolio are each a series of Variable Insurance Products Fund IV. The Fidelity® VIP Bond Index Portfolio is a series of Variable Insurance Products Fund V.
Variable CompLife® Prospectus

10
The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
11
A series of John Hancock Variable Insurance Trust.
12
A series of Neuberger Berman Advisers Management Trust.
13
A series of Russell Investment Funds.
14
Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
Variable CompLife® Prospectus

Additional Information
More information about your Policy and Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this Prospectus, is incorporated by reference into this Prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, or to request other information about the Policy or to make investor inquiries, call (866) 424-2609. Under certain circumstances you or your Financial Representative may be able to obtain these documents online at www.nmprospectus.com. Reports and other information about the Separate Account are available on the SEC’s Internet site at www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Edgar Contract Identifier C000031361
Variable CompLife® Prospectus

STATEMENT OF ADDITIONAL INFORMATION
July 1, 2025
Variable CompLife®
An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design (the “Policy”).
Issued by The Northwestern Mutual Life Insurance Company
and
Northwestern Mutual Variable Life Account
(Account)
We no longer issue the Policies described in this Statement of Additional Information.
The Policies we currently offer are described in separate Prospectuses and
Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policy (the “Prospectus”) identified above and dated the same date as this SAI. The Prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling telephone number (866) 424-2609, or by visiting www.nmprospectus.com.

DISTRIBUTION OF THE POLICY
The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.

Year	Amount
2024	$373,132
2023	$437,956
2022	$499,080
NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, and the financial statements of Northwestern Mutual Variable Life Account as of December 31, 2024 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2024

Northwestern Mutual Variable Life Account

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Policyowners of Northwestern Mutual Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of Northwestern Mutual Variable Life Account indicated in the table below as of December 31, 2024, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of Northwestern Mutual Variable Life Account as of December 31, 2024, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2024 and statement of changes in net assets for the years ended December 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of Northwestern Mutual Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of Northwestern Mutual Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 28, 2025

We have served as the auditor of one or more of the divisions of Northwestern Mutual Variable Life Account since 1984.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2024 (in thousands, except accumulation unit values)

		Focused	Large Cap
	Growth Stock	Appreciation	Core Stock	Large Cap	Index 500
	Division	Division	Division	Blend Division	Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$886,575	$449,717	$494,237	$24,646	$2,729,388
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	145
Total Assets	886,575	449,717	494,237	24,646	2,729,533

Liabilities:
Due to Northwestern Mutual Life Insurance Company	38	21	25	1	-
Due to Participants	-	-	-	-	-
Total Liabilities	38	21	25	1	-

Total Net Assets	$886,537	$449,696	$494,212	$24,645	$2,729,533

Net Assets:
Policyowners’ Equity	$881,952	$447,431	$491,403	$24,502	$2,716,551
Northwestern Mutual Equity	4,585	2,265	2,809	143	12,982

Total Net Assets	$886,537	$449,696	$494,212	$24,645	$2,729,533

Investments, at cost	$595,105	$298,236	$408,332	$25,981	$1,202,353
Mutual Fund Shares Held	210,638	95,118	258,492	22,006	285,830
Units Outstanding	59,174	27,108	48,299	5,529	157,443
Accumulation Unit Value
Lowest	$13.329335	$14.369012	$8.758191	$3.990817	$14.491336
Highest	$192.362205	$159.010652	$125.213871	$35.681932	$347.412989

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$31,899	$227,712	$164,207	$603,991	$497,650
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	155	12	109	63
Total Assets	31,899	227,867	164,219	604,100	497,713

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$31,899	$227,867	$164,219	$604,100	$497,713

Net Assets:
Policyowners’ Equity	$31,714	$226,254	$163,173	$600,268	$494,911
Northwestern Mutual Equity	185	1,613	1,046	3,832	2,802
Total Net Assets	$31,899	$227,867	$164,219	$604,100	$497,713

Investments, at cost	$35,611	$211,524	$156,498	$573,947	$396,236
Mutual Fund Shares Held	38,066	148,443	93,994	179,652	212,037
Units Outstanding	8,732	47,519	25,746	73,292	49,892
Accumulation Unit Value
Lowest	$3.271114	$4.192344	$5.524692	$6.955567	$8.966981
Highest	$28.778577	$46.883092	$61.137682	$202.486497	$107.123025

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2024 (in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$87,483	$356,245	$84,015	$217,902	$151,526
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	7	53	13	44	6
Total Assets	87,490	356,298	84,028	217,946	151,532

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	-	-	-

Total Net Assets	$87,490	$356,298	$84,028	$217,946	$151,532

Net Assets:
Policyowners’ Equity	$86,934	$354,041	$83,579	$216,486	$150,552
Northwestern Mutual Equity	556	2,257	449	1,460	980
Total Net Assets	$87,490	$356,298	$84,028	$217,946	$151,532

Investments, at cost	$91,628	$329,925	$76,621	$223,641	$121,659
Mutual Fund Shares Held	57,216	140,975	52,575	107,979	78,187
Units Outstanding	12,395	42,918	21,155	29,952	39,053
Accumulation Unit Value
Lowest	$6.369087	$7.586581	$3.465244	$6.446534	$3.456014
Highest	$70.483078	$103.862828	$40.271432	$72.091245	$38.648665

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$79,875	$540,495	$77,523	$171,143	$34,560
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	5	-	82	6	-
Total Assets	79,880	540,495	77,605	171,149	34,560

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	44	-	-	37
Due to Participants	-	-	-	857	-
Total Liabilities	-	44	-	857	37

Total Net Assets	$79,880	$540,451	$77,605	$170,292	$34,523

Net Assets:
Policyowners’ Equity	$79,429	$536,573	$77,120	$168,565	$34,313
Northwestern Mutual Equity	451	3,878	485	1,727	210
Total Net Assets	$79,880	$540,451	$77,605	$170,292	$34,523

Investments, at cost	$77,944	$569,261	$83,017	$171,143	$34,361
Mutual Fund Shares Held	73,959	339,081	80,921	171,143	33,327
Units Outstanding	40,007	112,351	65,077	80,036	24,271
Accumulation Unit Value
Lowest	$1.747631	$4.155755	$1.039547	$1.716958	$1.165973
Highest	$17.414904	$6.666887	$12.946145	$48.515467	$14.717839

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2024 (in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$281,701	$21,784	$14,532	$123,266	$65,360
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	12	-	-	7
Total Assets	281,701	21,796	14,532	123,266	65,367

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	21	16	-
Due to Participants	-	-	-	-	-
Total Liabilities	1	-	21	16	-

Total Net Assets	$281,700	$21,796	$14,511	$123,250	$65,367

Net Assets:
Policyowners’ Equity	$279,761	$21,643	$14,429	$122,485	$65,009
Northwestern Mutual Equity	1,939	153	82	765	358
Total Net Assets	$281,700	$21,796	$14,511	$123,250	$65,367

Investments, at cost	$323,191	$26,279	$16,435	$130,363	$69,095
Mutual Fund Shares Held	260,593	36,368	14,192	184,529	66,355
Units Outstanding	74,829	12,212	9,459	21,093	36,646
Accumulation Unit Value
Lowest	$2.984686	$1.194419	$1.234608	$5.170276	$1.552096
Highest	$247.096448	$17.472664	$16.853807	$71.289348	$22.143446

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	AMT Sustainable Equity Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$418,770	$63,063	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	241,021	127,975	-
Neuberger Berman Advisers Management Trust	-	-	-	-	13,551
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	46	-	-
Total Assets	418,770	63,063	241,067	127,975	13,551

Liabilities:
Due to Northwestern Mutual Life Insurance Company	618	6	-	12	1
Due to Participants	-	-	-	-	-
Total Liabilities	618	6	-	12	1

Total Net Assets	$418,152	$63,057	$241,067	$127,963	$13,550

Net Assets:
Policyowners’ Equity	$415,288	$62,642	$239,464	$127,304	$13,494
Northwestern Mutual Equity	2,864	415	1,603	659	56
Total Net Assets	$418,152	$63,057	$241,067	$127,963	$13,550

Investments, at cost	$441,639	$64,363	$229,599	$102,727	$10,528
Mutual Fund Shares Held	315,815	56,256	6,417	2,209	339
Units Outstanding	40,422	14,186	23,044	21,041	2,522
Accumulation Unit Value
Lowest	$5.452221	$3.509803	$9.218174	$5.232451	$4.275292
Highest	$311.423909	$39.248830	$102.011340	$59.258452	$48.086216

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Northwestern Mutual Variable Life Account

December 31, 2024 (in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Securities Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	328,750	124,084	138,415	77,788	157,560
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	11	17	-	2	23
Total Assets	328,761	124,101	138,415	77,790	157,583

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	3	-	-
Due to Participants	-	-	-	-	-
Total Liabilities	-	-	3	-	-

Total Net Assets	$328,761	$124,101	$138,412	$77,790	$157,583

Net Assets:
Policyowners’ Equity	$326,750	$123,217	$137,474	$77,252	$156,398
Northwestern Mutual Equity	2,011	884	938	538	1,185
Total Net Assets	$328,761	$124,101	$138,412	$77,790	$157,583

Investments, at cost	$267,034	$129,166	$132,160	$92,174	$172,367
Mutual Fund Shares Held	15,507	8,927	11,760	9,173	11,873
Units Outstanding	65,458	24,256	48,794	25,795	26,817
Accumulation Unit Value
Lowest	$4.426560	$4.593499	$2.472065	$2.310667	$5.250225
Highest	$51.614127	$54.934915	$28.161237	$25.807502	$58.560099

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division
Assets:
Investments, at fair value
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	7,210	23,619	23,854	12,550	-
Credit Suisse Trust	-	-	-	-	35,232
Due from Northwestern Mutual Life Insurance Company	-	-	4	-	-
Total Assets	7,210	23,619	23,858	12,550	35,232

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	1	-	3	1
Due to Participants	-	-	-	-	-
Total Liabilities	2	1	-	3	1

Total Net Assets	$7,208	$23,618	$23,858	$12,547	$35,231

Net Assets:
Policyowners’ Equity	$7,152	$23,416	$23,658	$12,466	$34,996
Northwestern Mutual Equity	56	202	200	81	235
Total Net Assets	$7,208	$23,618	$23,858	$12,547	$35,231

Investments, at cost	$7,466	$23,119	$22,283	$11,335	$43,001
Mutual Fund Shares Held	757	2,413	2,307	1,253	1,949
Units Outstanding	2,669	8,602	7,827	3,975	4,943
Accumulation Unit Value
Lowest	$1.616415	$1.931556	$2.216497	$2.360587	$6.670393
Highest	$20.398355	$22.919261	$24.522311	$23.842459	$6.921254

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2024 (in thousands)

		Focused
	Growth stock	Appreciation	Large Cap Core	Large Cap	Index 500
	Division	Division	Stock Division	Blend Division	Stock Division
Income:
Dividend income	$813	$-	$3,251	$190	$30,511
Expenses:
Mortality and expense risk charges	3,564	1,685	2,076	89	11,302
Taxes	33	14	26	1	168
Total expenses	3,597	1,699	2,102	90	11,470
Net investment income (loss)	(2,784)	(1,699)	1,149	100	19,041

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	23,310	12,991	10,678	54	81,130
Realized gain distribution	-	35,466	22,605	5,274	43,972
Realized gains (losses)	23,310	48,457	33,283	5,328	125,102

Change in unrealized appreciation/(depreciation) of investments during the period	227,107	69,043	56,056	(1,483)	399,384

Net increase (decrease) in net assets resulting from operations	$247,633	$115,801	$90,488	$3,945	$543,527

	Large			Mid Cap
	Company Value	Domestic	Equity Income	Growth Stock	Index 400
	Division	Equity Division	Division	Division	Stock Division
Income:
Dividend income	$579	$4,488	$3,491	$538	$5,983
Expenses:
Mortality and expense risk charges	138	1,015	705	2,687	2,101
Taxes	1	9	6	41	13
Total expenses	139	1,024	711	2,728	2,114
Net investment income (loss)	440	3,464	2,780	(2,190)	3,869

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(482)	9,610	690	2,497	15,751
Realized gain distribution	1,226	17,712	5,950	-	16,163
Realized gains (losses)	744	27,322	6,640	2,497	31,914

Change in unrealized appreciation/(depreciation) of investments during the period	1,864	(15,850)	8,120	44,037	23,873

Net increase (decrease) in net assets resulting from operations	$3,048	$14,936	$17,540	$44,344	$59,656

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Income:
Dividend income	$1,760	$1,259	$985	$1,598	$1,349
Expenses:
Mortality and expense risk charges	381	1,528	355	920	666
Taxes	2	9	3	7	4
Total expenses	383	1,537	358	927	670
Net investment income (loss)	1,377	(278)	627	671	679

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(327)	6,394	1,498	3,407	5,377
Realized gain distribution	2,627	-	1,829	7,422	3,855
Realized gains (losses)	2,300	6,394	3,327	10,829	9,232

Change in unrealized appreciation/(depreciation) of investments during the period	3,253	35,260	2,665	8,472	(2,708)

Net increase (decrease) in net assets resulting from operations	$6,930	$41,376	$6,619	$19,972	$7,203

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2024 (in thousands)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Income:
Dividend income	$1,458	$15,834	$1,155	$8,682	$1,162
Expenses:
Mortality and expense risk charges	338	2,445	324	704	142
Taxes	2	33	2	6	2
Total expenses	340	2,478	326	710	144
Net investment income (loss)	1,118	13,356	829	7,972	1,018

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,208	(11,311)	(33)	-	(292)
Realized gain distribution	483	-	-	8	-
Realized gains (losses)	1,691	(11,311)	(33)	8	(292)

Change in unrealized appreciation/(depreciation) of investments during the period	(818)	17,193	1,866	-	824

Net increase (decrease) in net assets resulting from operations	$1,991	$19,238	$2,662	$7,980	$1,550

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Income:
Dividend income	$11,003	$704	$479	$7,882	$3,194
Expenses:
Mortality and expense risk charges	1,124	77	64	524	257
Taxes	13	1	1	4	2
Total expenses	1,137	78	65	528	259
Net investment income (loss)	9,866	626	414	7,354	2,935

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,504)	(2,009)	(597)	(654)	(549)
Realized gain distribution	-	-	-	-	-
Realized gains (losses)	(2,504)	(2,009)	(597)	(654)	(549)

Change in unrealized appreciation/(depreciation) of investments during the period	(3,577)	5	423	284	1,200

Net increase (decrease) in net assets resulting from operations	$3,785	$(1,378)	$240	$6,984	$3,586

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Income:
Dividend income	$9,014	$1,212	$1,287	$221	$27
Expenses:
Mortality and expense risk charges	1,928	272	1,031	482	46
Taxes	94	5	9	6	-
Total expenses	2,022	277	1,040	488	46
Net investment income (loss)	6,992	935	247	(267)	(19)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(1,005)	(190)	4,026	4,484	472
Realized gain distribution	8,398	1,893	30,054	14,293	587
Realized gains (losses)	7,393	1,703	34,080	18,777	1,059

Change in unrealized appreciation/(depreciation) of investments during the period	13,263	2,797	1,893	11,405	1,470

Net increase (decrease) in net assets resulting from operations	$27,648	$5,435	$36,220	$29,915	$2,510

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Northwestern Mutual Variable Life Account

For the Year Ended December 31, 2024 (in thousands)

	U.S. Strategic	U.S. Small Cap	International Developed	Strategic Bond
	Equity Division	Equity Division	Markets Division	Division
Income:
Dividend income	$2,949	$1,979	$4,212	$3,785
Expenses:
Mortality and expense risk charges	1,331	536	614	294
Taxes	6	3	4	2
Total expenses	1,337	539	618	296
Net investment income (loss)	1,612	1,440	3,594	3,489

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6,311	1,013	4,106	(1,475)
Realized gain distribution	24,271	9,424	2,494	-
Realized gains (losses)	30,582	10,437	6,600	(1,475)

Change in unrealized appreciation/(depreciation) of investments during the period	25,425	(2,250)	(6,617)	(1,627)

Net increase (decrease) in net assets resulting from operations	$57,619	$9,627	$3,577	$387

	Global Real	LifePoints	LifePoints	LifePoints
	Estate	Moderate	Balanced	Growth
	Securities	Strategy	Strategy	Strategy
	Division	Division	Division	Division
Income:
Dividend income	$3,686	$270	$700	$577
Expenses:
Mortality and expense risk charges	692	32	97	108
Taxes	4	1	2	3
Total expenses	696	33	99	111
Net investment income (loss)	2,990	237	601	466

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,100	27	11	(60)
Realized gain distribution	-	-	-	-
Realized gains (losses)	2,100	27	11	(60)

Change in unrealized appreciation/(depreciation) of investments during the period	(3,492)	213	1,458	2,066

Net increase (decrease) in net assets resulting from operations	$1,598	$477	$2,070	$2,472

	LifePoints	Credit Suisse
	Equity Growth	Trust Commodity
	Strategy	Return Strategy
	Division	Division
Income:
Dividend income	$284	$1,117
Expenses:
Mortality and expense risk charges	47	148
Taxes	1	1
Total expenses	48	149
Net investment income (loss)	236	968

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(51)	(645)
Realized gain distribution	-	-
Realized gains (losses)	(51)	(645)

Change in unrealized appreciation/(depreciation) of investments during the period	1,254	1,294

Net increase (decrease) in net assets resulting from operations	$1,439	$1,617

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(2,784)	$(2,348)	$(1,699)	$(1,254)
Net realized gains (losses)	23,310	2,498	48,457	24,813
Net change in unrealized appreciation/(depreciation)	227,107	228,118	69,043	93,585
Net increase (decrease) in net assets resulting from operations	247,633	228,268	115,801	117,144

Policy Transactions:
Policyowners’ net payments	8,536	9,817	2,162	3,456
Policy loans, surrenders and death benefits	(31,958)	(21,336)	(12,533)	(9,107)
Mortality and other (net)	(13,859)	(10,658)	(6,527)	(5,192)
Transfers from other divisions or sponsor	23,256	13,850	26,399	23,897
Transfers to other divisions or sponsor	(26,274)	(14,291)	(24,814)	(14,123)
Net increase (decrease) in net assets resulting from contract transactions	(40,299)	(22,618)	(15,313)	(1,069)

Net increase (decrease) in net assets	207,334	205,650	100,488	116,075

Net Assets:
Beginning of period	679,203	473,553	349,208	233,133
End of period	$886,537	$679,203	$449,696	$349,208

Units issued during the period	2,732	3,245	2,453	2,802
Units redeemed during the period	(5,847)	(5,606)	(3,400)	(2,755)

Net units issued (redeemed) during period	(3,115)	(2,361)	(947)	47

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,149	$2,266	$100	$58
Net realized gains (losses)	33,283	34,001	5,328	1,221
Net change in unrealized appreciation/(depreciation)	56,056	51,506	(1,483)	1,397
Net increase (decrease) in net assets resulting from operations	90,488	87,773	3,945	2,676

Policy Transactions:
Policyowners’ net payments	6,430	5,980	230	297
Policy loans, surrenders and death benefits	(17,941)	(14,429)	(628)	(663)
Mortality and other (net)	(8,448)	(7,204)	(433)	(250)
Transfers from other divisions or sponsor	12,928	6,073	7,646	2,450
Transfers to other divisions or sponsor	(16,107)	(6,462)	(2,148)	(1,976)
Net increase (decrease) in net assets resulting from contract transactions	(23,138)	(16,042)	4,667	(142)

Net increase (decrease) in net assets	67,350	71,731	8,612	2,534

Net Assets:
Beginning of period	426,862	355,131	16,033	13,499
End of period	$494,212	$426,862	$24,645	$16,033

Units issued during the period	2,089	2,599	1,578	710
Units redeemed during the period	(4,740)	(4,703)	(599)	(794)

Net units issued (redeemed) during period	(2,651)	(2,104)	979	(84)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$19,041	$18,742	$440	$892
Net realized gains (losses)	125,102	72,709	744	2,969
Net change in unrealized appreciation/(depreciation)	399,384	377,967	1,864	(2,924)
Net increase (decrease) in net assets resulting from operations	543,527	469,418	3,048	937

Policy Transactions:
Policyowners’ net payments	25,145	32,378	622	196
Policy loans, surrenders and death benefits	(87,850)	(73,657)	(876)	(1,084)
Mortality and other (net)	(43,029)	(35,341)	(519)	(503)
Transfers from other divisions or sponsor	87,392	65,753	5,341	7,757
Transfers to other divisions or sponsor	(67,293)	(57,279)	(5,990)	(7,794)
Net increase (decrease) in net assets resulting from contract transactions	(85,635)	(68,146)	(1,422)	(1,428)

Net increase (decrease) in net assets	457,892	401,272	1,626	(491)

Net Assets:
Beginning of period	2,271,641	1,870,369	30,273	30,764
End of period	$2,729,533	$2,271,641	$31,899	$30,273

Units issued during the period	8,513	8,443	1,183	2,022
Units redeemed during the period	(13,418)	(13,724)	(1,490)	(2,365)

Net units issued (redeemed) during period	(4,905)	(5,281)	(307)	(343)

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$3,464	$3,251	$2,780	$2,992
Net realized gains (losses)	27,322	19,122	6,640	13,639
Net change in unrealized appreciation/(depreciation)	(15,850)	(15,489)	8,120	(3,395)
Net increase (decrease) in net assets resulting from operations	14,936	6,884	17,540	13,236

Policy Transactions:
Policyowners’ net payments	3,338	5,102	2,634	2,582
Policy loans, surrenders and death benefits	(9,637)	(11,227)	(5,822)	(4,903)
Mortality and other (net)	(4,174)	(3,942)	(2,857)	(2,844)
Transfers from other divisions or sponsor	6,649	6,959	12,991	9,893
Transfers to other divisions or sponsor	(11,263)	(11,498)	(16,538)	(13,542)
Net increase (decrease) in net assets resulting from contract transactions	(15,087)	(14,606)	(9,592)	(8,814)

Net increase (decrease) in net assets	(151)	(7,722)	7,948	4,422

Net Assets:
Beginning of period	228,018	235,740	156,271	151,849
End of period	$227,867	$228,018	$164,219	$156,271

Units issued during the period	2,404	2,812	1,931	2,016
Units redeemed during the period	(5,679)	(6,245)	(3,554)	(3,438)

Net units issued (redeemed) during period	(3,275)	(3,433)	(1,623)	(1,422)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(2,190)	$(1,143)	$3,869	$3,787
Net realized gains (losses)	2,497	(3,108)	31,914	24,741
Net change in unrealized appreciation/(depreciation)	44,037	79,551	23,873	34,712
Net increase (decrease) in net assets resulting from operations	44,344	75,300	59,656	63,240

Policy Transactions:
Policyowners’ net payments	12,020	12,075	5,529	6,449
Policy loans, surrenders and death benefits	(23,758)	(20,464)	(20,653)	(14,289)
Mortality and other (net)	(10,588)	(10,196)	(7,891)	(6,982)
Transfers from other divisions or sponsor	9,566	6,514	23,943	19,615
Transfers to other divisions or sponsor	(15,234)	(8,985)	(23,397)	(19,376)
Net increase (decrease) in net assets resulting from contract transactions	(27,994)	(21,056)	(22,469)	(14,583)

Net increase (decrease) in net assets	16,350	54,244	37,187	48,657

Net Assets:
Beginning of period	587,750	533,506	460,526	411,869
End of period	$604,100	$587,750	$497,713	$460,526

Units issued during the period	3,597	3,995	3,145	3,263
Units redeemed during the period	(7,115)	(6,777)	(5,484)	(5,109)

Net units issued (redeemed) during period	(3,518)	(2,782)	(2,339)	(1,846)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,377	$1,648	$(278)	$(1,254)
Net realized gains (losses)	2,300	10,310	6,394	2,888
Net change in unrealized appreciation/(depreciation)	3,253	(7,108)	35,260	49,525
Net increase (decrease) in net assets resulting from operations	6,930	4,850	41,376	51,159

Policy Transactions:
Policyowners’ net payments	1,169	1,882	5,268	6,104
Policy loans, surrenders and death benefits	(2,843)	(3,202)	(14,295)	(12,952)
Mortality and other (net)	(1,523)	(1,535)	(5,859)	(5,263)
Transfers from other divisions or sponsor	3,653	6,794	8,746	9,028
Transfers to other divisions or sponsor	(7,746)	(8,434)	(11,008)	(9,213)
Net increase (decrease) in net assets resulting from contract transactions	(7,290)	(4,495)	(17,148)	(12,296)

Net increase (decrease) in net assets	(360)	355	24,228	38,863

Net Assets:
Beginning of period	87,850	87,495	332,070	293,207
End of period	$87,490	$87,850	$356,298	$332,070

Units issued during the period	738	1,306	2,328	2,723
Units redeemed during the period	(1,749)	(1,904)	(4,388)	(4,760)

Net units issued (redeemed) during period	(1,011)	(598)	(2,060)	(2,037)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$627	$451	$671	$175
Net realized gains (losses)	3,327	3,418	10,829	17,984
Net change in unrealized appreciation/(depreciation)	2,665	6,599	8,472	7,206
Net increase (decrease) in net assets resulting from operations	6,619	10,468	19,972	25,365

Policy Transactions:
Policyowners’ net payments	1,084	1,349	3,206	4,347
Policy loans, surrenders and death benefits	(2,222)	(2,082)	(7,586)	(8,610)
Mortality and other (net)	(1,306)	(1,154)	(3,570)	(3,416)
Transfers from other divisions or sponsor	11,752	9,601	6,180	7,518
Transfers to other divisions or sponsor	(11,030)	(6,351)	(12,861)	(11,315)
Net increase (decrease) in net assets resulting from contract transactions	(1,722)	1,363	(14,631)	(11,476)

Net increase (decrease) in net assets	4,897	11,831	5,341	13,889

Net Assets:
Beginning of period	79,131	67,300	212,605	198,716
End of period	$84,028	$79,131	$217,946	$212,605

Units issued during the period	3,613	3,099	1,800	2,142
Units redeemed during the period	(4,008)	(2,812)	(4,087)	(4,224)

Net units issued (redeemed) during period	(395)	287	(2,287)	(2,082)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$679	$603	$1,118	$913
Net realized gains (losses)	9,232	6,116	1,691	1,906
Net change in unrealized appreciation/(depreciation)	(2,708)	18,490	(818)	5,357
Net increase (decrease) in net assets resulting from operations	7,203	25,209	1,991	8,176

Policy Transactions:
Policyowners’ net payments	2,919	3,195	1,440	1,213
Policy loans, surrenders and death benefits	(4,841)	(4,667)	(2,107)	(2,008)
Mortality and other (net)	(2,620)	(2,495)	(1,370)	(1,230)
Transfers from other divisions or sponsor	12,304	11,108	18,508	14,193
Transfers to other divisions or sponsor	(10,936)	(10,287)	(13,169)	(10,432)
Net increase (decrease) in net assets resulting from contract transactions	(3,174)	(3,146)	3,302	1,736

Net increase (decrease) in net assets	4,029	22,063	5,293	9,912

Net Assets:
Beginning of period	147,503	125,440	74,587	64,675
End of period	$151,532	$147,503	$79,880	$74,587

Units issued during the period	3,660	3,655	6,109	4,888
Units redeemed during the period	(4,455)	(4,318)	(4,563)	(3,783)

Net units issued (redeemed) during period	(795)	(663)	1,546	1,105

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$13,356	$13,467	$829	$1,259
Net realized gains (losses)	(11,311)	(5,082)	(33)	(560)
Net change in unrealized appreciation/(depreciation)	17,193	65,891	1,866	3,788
Net increase (decrease) in net assets resulting from operations	19,238	74,276	2,662	4,487

Policy Transactions:
Policyowners’ net payments	14,917	16,231	1,872	2,146
Policy loans, surrenders and death benefits	(22,878)	(20,415)	(2,486)	(2,003)
Mortality and other (net)	(9,874)	(9,566)	(1,216)	(1,141)
Transfers from other divisions or sponsor	21,556	19,403	12,624	13,327
Transfers to other divisions or sponsor	(26,816)	(16,742)	(10,557)	(11,559)
Net increase (decrease) in net assets resulting from contract transactions	(23,095)	(11,089)	237	770

Net increase (decrease) in net assets	(3,857)	63,187	2,899	5,257

Net Assets:
Beginning of period	544,308	481,121	74,706	69,449
End of period	$540,451	$544,308	$77,605	$74,706

Units issued during the period	11,030	10,289	8,273	9,722
Units redeemed during the period	(15,981)	(12,964)	(8,292)	(8,875)

Net units issued (redeemed) during period	(4,951)	(2,675)	(19)	847

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$7,972	$7,925	$1,018	$568
Net realized gains (losses)	8	2	(292)	(414)
Net change in unrealized appreciation/(depreciation)	-	-	824	1,476
Net increase (decrease) in net assets resulting from operations	7,980	7,927	1,550	1,630

Policy Transactions:
Policyowners’ net payments	29,606	37,704	77	495
Policy loans, surrenders and death benefits	(24,688)	(15,704)	(1,972)	(1,200)
Mortality and other (net)	(4,727)	(4,937)	(641)	(643)
Transfers from other divisions or sponsor	52,315	50,145	9,214	10,399
Transfers to other divisions or sponsor	(74,174)	(75,858)	(8,623)	(9,239)
Net increase (decrease) in net assets resulting from contract transactions	(21,668)	(8,650)	(1,945)	(188)

Net increase (decrease) in net assets	(13,688)	(723)	(395)	1,442

Net Assets:
Beginning of period	183,980	184,703	34,918	33,476
End of period	$170,292	$183,980	$34,523	$34,918

Units issued during the period	46,591	49,139	6,383	8,008
Units redeemed during the period	(55,976)	(53,123)	(7,322)	(7,529)

Net units issued (redeemed) during period	(9,385)	(3,984)	(939)	479

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$9,866	$5,769	$626	$390
Net realized gains (losses)	(2,504)	(2,214)	(2,009)	(2,767)
Net change in unrealized appreciation/(depreciation)	(3,577)	11,222	5	3,143
Net increase (decrease) in net assets resulting from operations	3,785	14,777	(1,378)	766

Policy Transactions:
Policyowners’ net payments	6,891	7,466	349	540
Policy loans, surrenders and death benefits	(12,190)	(8,786)	(621)	(72)
Mortality and other (net)	(5,097)	(4,548)	(347)	(298)
Transfers from other divisions or sponsor	44,742	33,632	8,999	14,289
Transfers to other divisions or sponsor	(28,581)	(23,130)	(7,573)	(5,973)
Net increase (decrease) in net assets resulting from contract transactions	5,765	4,634	807	8,486

Net increase (decrease) in net assets	9,550	19,411	(571)	9,252

Net Assets:
Beginning of period	272,150	252,739	22,367	13,115
End of period	$281,700	$272,150	$21,796	$22,367

Units issued during the period	9,943	9,015	3,054	4,740
Units redeemed during the period	(9,147)	(8,280)	(2,256)	(2,818)

Net units issued (redeemed) during period	796	735	798	1,922

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$414	$757	$7,354	$5,954
Net realized gains (losses)	(597)	(530)	(654)	(589)
Net change in unrealized appreciation/(depreciation)	423	355	284	8,214
Net increase (decrease) in net assets resulting from operations	240	582	6,984	13,579

Policy Transactions:
Policyowners’ net payments	417	169	2,419	2,323
Policy loans, surrenders and death benefits	(795)	(750)	(6,163)	(3,427)
Mortality and other (net)	(299)	(330)	(2,266)	(2,151)
Transfers from other divisions or sponsor	2,558	3,628	12,412	8,005
Transfers to other divisions or sponsor	(4,065)	(5,022)	(10,350)	(5,821)
Net increase (decrease) in net assets resulting from contract transactions	(2,184)	(2,305)	(3,948)	(1,071)

Net increase (decrease) in net assets	(1,944)	(1,723)	3,036	12,508

Net Assets:
Beginning of period	16,455	18,178	120,214	107,706
End of period	$14,511	$16,455	$123,250	$120,214

Units issued during the period	1,061	1,977	2,291	2,005
Units redeemed during the period	(2,950)	(3,256)	(2,895)	(2,133)

Net units issued (redeemed) during period	(1,889)	(1,279)	(604)	(128)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$2,935	$1,132	$6,992	$6,088
Net realized gains (losses)	(549)	(1,072)	7,393	12,358
Net change in unrealized appreciation/(depreciation)	1,200	4,754	13,263	27,472
Net increase (decrease) in net assets resulting from operations	3,586	4,814	27,648	45,918

Policy Transactions:
Policyowners’ net payments	1,424	839	9,528	9,764
Policy loans, surrenders and death benefits	(2,748)	(2,120)	(17,598)	(14,147)
Mortality and other (net)	(1,086)	(966)	(9,555)	(9,050)
Transfers from other divisions or sponsor	14,986	11,604	9,934	8,680
Transfers to other divisions or sponsor	(7,707)	(9,853)	(9,280)	(10,801)
Net increase (decrease) in net assets resulting from contract transactions	4,869	(496)	(16,971)	(15,554)

Net increase (decrease) in net assets	8,455	4,318	10,677	30,364

Net Assets:
Beginning of period	56,912	52,594	407,475	377,111
End of period	$65,367	$56,912	$418,152	$407,475

Units issued during the period	7,649	5,612	3,031	2,840
Units redeemed during the period	(4,683)	(5,696)	(4,633)	(3,916)

Net units issued (redeemed) during period	2,966	(84)	(1,602)	(1,076)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$935	$884	$247	$342
Net realized gains (losses)	1,703	2,833	34,080	6,159
Net change in unrealized appreciation/(depreciation)	2,797	4,033	1,893	21,581
Net increase (decrease) in net assets resulting from operations	5,435	7,750	36,220	28,082

Policy Transactions:
Policyowners’ net payments	746	1,364	3,168	4,273
Policy loans, surrenders and death benefits	(1,349)	(2,389)	(11,730)	(7,020)
Mortality and other (net)	(1,218)	(1,165)	(4,040)	(3,570)
Transfers from other divisions or sponsor	2,999	1,063	15,361	9,680
Transfers to other divisions or sponsor	(2,258)	(2,132)	(15,709)	(11,753)
Net increase (decrease) in net assets resulting from contract transactions	(1,080)	(3,259)	(12,950)	(8,390)

Net increase (decrease) in net assets	4,355	4,491	23,270	19,692

Net Assets:
Beginning of period	58,702	54,211	217,797	198,105
End of period	$63,057	$58,702	$241,067	$217,797

Units issued during the period	1,126	924	1,693	1,566
Units redeemed during the period	(1,833)	(1,553)	(3,035)	(2,578)

Net units issued (redeemed) during period	(707)	(629)	(1,342)	(1,012)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$(267)	$59	$(19)	$(3)
Net realized gains (losses)	18,777	5,332	1,059	362
Net change in unrealized appreciation/(depreciation)	11,405	16,664	1,470	1,586
Net increase (decrease) in net assets resulting from operations	29,915	22,055	2,510	1,945

Policy Transactions:
Policyowners’ net payments	843	1,666	59	113
Policy loans, surrenders and death benefits	(3,552)	(3,717)	(21)	(352)
Mortality and other (net)	(2,043)	(1,451)	(213)	(163)
Transfers from other divisions or sponsor	28,079	13,268	5,265	2,668
Transfers to other divisions or sponsor	(14,488)	(10,749)	(3,256)	(2,729)
Net increase (decrease) in net assets resulting from contract transactions	8,839	(983)	1,834	(463)

Net increase (decrease) in net assets	38,754	21,072	4,344	1,482

Net Assets:
Beginning of period	89,209	68,137	9,206	7,724
End of period	$127,963	$89,209	$13,550	$9,206

Units issued during the period	4,652	2,990	694	375
Units redeemed during the period	(2,969)	(2,946)	(348)	(484)

Net units issued (redeemed) during period	1,683	44	346	(109)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$1,612	$1,022	$1,440	$307
Net realized gains (losses)	30,582	9,490	10,437	2,022
Net change in unrealized appreciation/(depreciation)	25,425	51,550	(2,250)	12,168
Net increase (decrease) in net assets resulting from operations	57,619	62,062	9,627	14,497

Policy Transactions:
Policyowners’ net payments	3,635	4,086	1,710	2,501
Policy loans, surrenders and death benefits	(12,348)	(9,276)	(4,507)	(3,657)
Mortality and other (net)	(5,225)	(4,621)	(2,130)	(2,045)
Transfers from other divisions or sponsor	3,451	2,672	3,256	3,324
Transfers to other divisions or sponsor	(14,200)	(5,332)	(7,199)	(4,175)
Net increase (decrease) in net assets resulting from contract transactions	(24,687)	(12,471)	(8,870)	(4,052)

Net increase (decrease) in net assets	32,932	49,591	757	10,445

Net Assets:
Beginning of period	295,829	246,238	123,344	112,899
End of period	$328,761	$295,829	$124,101	$123,344

Units issued during the period	2,529	2,648	1,443	1,549
Units redeemed during the period	(7,922)	(6,157)	(3,306)	(2,476)

Net units issued (redeemed) during period	(5,393)	(3,509)	(1,863)	(927)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$3,594	$1,199	$3,489	$1,992
Net realized gains (losses)	6,600	234	(1,475)	(1,682)
Net change in unrealized appreciation/(depreciation)	(6,617)	18,432	(1,627)	2,470
Net increase (decrease) in net assets resulting from operations	3,577	19,865	387	2,780

Policy Transactions:
Policyowners’ net payments	2,759	3,885	1,185	2,179
Policy loans, surrenders and death benefits	(6,167)	(4,183)	(3,625)	(3,782)
Mortality and other (net)	(2,502)	(2,473)	(1,505)	(1,528)
Transfers from other divisions or sponsor	8,249	9,415	11,513	13,772
Transfers to other divisions or sponsor	(12,021)	(9,057)	(10,062)	(11,112)
Net increase (decrease) in net assets resulting from contract transactions	(9,682)	(2,413)	(2,494)	(471)

Net increase (decrease) in net assets	(6,105)	17,452	(2,107)	2,309

Net Assets:
Beginning of period	144,517	127,065	79,897	77,588
End of period	$138,412	$144,517	$77,790	$79,897

Units issued during the period	3,423	4,416	3,124	3,127
Units redeemed during the period	(6,894)	(5,424)	(4,213)	(3,550)

Net units issued (redeemed) during period	(3,471)	(1,008)	(1,089)	(423)

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$2,990	$2,116	$237	$90
Net realized gains (losses)	2,100	2,474	27	(148)
Net change in unrealized appreciation/(depreciation)	(3,492)	10,391	213	855
Net increase (decrease) in net assets resulting from operations	1,598	14,981	477	797

Policy Transactions:
Policyowners’ net payments	3,766	4,732	228	180
Policy loans, surrenders and death benefits	(6,756)	(6,050)	(182)	(519)
Mortality and other (net)	(2,821)	(2,722)	(174)	(176)
Transfers from other divisions or sponsor	10,464	9,131	294	517
Transfers to other divisions or sponsor	(11,492)	(10,629)	(1,265)	(780)
Net increase (decrease) in net assets resulting from contract transactions	(6,839)	(5,538)	(1,099)	(778)

Net increase (decrease) in net assets	(5,241)	9,443	(622)	19

Net Assets:
Beginning of period	162,824	153,381	7,830	7,811
End of period	$157,583	$162,824	$7,208	$7,830

Units issued during the period	2,167	2,165	395	406
Units redeemed during the period	(3,329)	(3,178)	(908)	(1,002)

Net units issued (redeemed) during period	(1,162)	(1,013)	(513)	(596)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Northwestern Mutual Variable Life Account

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$601	$226	$466	$79
Net realized gains (losses)	11	(493)	(60)	(556)
Net change in unrealized appreciation/(depreciation)	1,458	3,263	2,066	3,858
Net increase (decrease) in net assets resulting from operations	2,070	2,996	2,472	3,381

Policy Transactions:
Policyowners’ net payments	57	261	394	552
Policy loans, surrenders and death benefits	(1,076)	(1,313)	(801)	(1,258)
Mortality and other (net)	(557)	(526)	(449)	(442)
Transfers from other divisions or sponsor	1,055	995	1,210	1,064
Transfers to other divisions or sponsor	(1,700)	(760)	(360)	(4,086)
Net increase (decrease) in net assets resulting from contract transactions	(2,221)	(1,343)	(6)	(4,170)

Net increase (decrease) in net assets	(151)	1,653	2,466	(789)

Net Assets:
Beginning of period	23,769	22,116	21,392	22,181
End of period	$23,618	$23,769	$23,858	$21,392

Units issued during the period	563	920	721	730
Units redeemed during the period	(1,696)	(1,521)	(748)	(3,036)

Net units issued (redeemed) during period	(1,133)	(601)	(27)	(2,306)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations:
Net investment income (loss)	$236	$24	$968	$7,922
Net realized gains (losses)	(51)	28	(645)	(1,370)
Net change in unrealized appreciation/(depreciation)	1,254	1,816	1,294	(10,409)
Net increase (decrease) in net assets resulting from operations	1,439	1,868	1,617	(3,857)

Policy Transactions:
Policyowners’ net payments	299	301	727	877
Policy loans, surrenders and death benefits	(469)	(78)	(1,360)	(1,116)
Mortality and other (net)	(172)	(153)	(595)	(654)
Transfers from other divisions or sponsor	444	332	6,963	7,491
Transfers to other divisions or sponsor	(542)	(646)	(7,460)	(9,849)
Net increase (decrease) in net assets resulting from contract transactions	(440)	(244)	(1,725)	(3,251)

Net increase (decrease) in net assets	999	1,624	(108)	(7,108)

Net Assets:
Beginning of period	11,548	9,924	35,339	42,447
End of period	$12,547	$11,548	$35,231	$35,339

Units issued during the period	444	275	1,303	1,376
Units redeemed during the period	(584)	(313)	(1,532)	(1,752)

Net units issued (redeemed) during period	(140)	(38)	(229)	(376)

The Accompanying Notes are an Integral Part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the Account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

New sales of the Policies which invest in the Account were discontinued for Variable CompLife, Variable Executive Life, and Variable Joint Life policies in 2008; Variable Life was discontinued in 1995. However, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

B.

Investment Valuation – Shares of the Funds are valued at each Fund’s offering and redemption prices per share. As of December 31, 2024, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosure Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). All changes in fair value are recorded as change in unrealized appreciation/ (depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are reinvested in additional shares of the respective portfolios of the Funds and are recorded on the ex–date of the dividends. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any policy dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements.

E.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, for Variable Life policies issued

NOTES TO FINANCIAL STATEMENTS

before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Currently, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

F.

Premium Payments – For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

G.

New Accounting Pronouncements – During the reporting period, the Account adopted FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023- 07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

Collectively, the Variable Insurance Product Underlying Funds Committee and Vice President of Insurance Solutions of Northwestern Mutual, act as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM periodically reviews information regarding each Division’s net assets, net cash flows, and total return. The CODM has determined that each Division is a single operating segment based on the fact that the CODM monitors the operating results of each Division as a whole. The financial information provided to and reviewed by the CODM is consistent with that presented within each Division’s Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2024 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$18,720	$61,727
Focused Appreciation Division	58,183	39,680
Large Cap Core Stock Division	35,151	34,503
Large Cap Blend Division	12,243	2,200
Index 500 Stock Division	140,630	163,250
Large Company Value Division	5,306	5,063
Domestic Equity Division	27,478	21,555
Equity Income Division	17,224	18,057
Mid Cap Growth Stock Division	11,359	41,733
Index 400 Stock Division	37,154	39,650
Mid Cap Value Division	7,259	10,547
Small Cap Growth Stock Division	9,831	27,346
Index 600 Stock Division	12,585	11,857
Small Cap Value Division	15,147	21,732
International Growth Division	14,387	13,116
Research International Core Division	11,222	6,302
International Equity Division	32,037	41,691
Emerging Markets Equity Division	7,176	6,178

NOTES TO FINANCIAL STATEMENTS

Fund Name	Purchases	Sales
Government Money Market Division	$58,967	$71,449
Short-Term Bond Division	7,731	8,625
Select Bond Division	37,379	21,705
Long-Term U.S. Government Bond Division	3,904	2,476
Inflation Protection Division	2,080	3,847
High Yield Bond Division	16,454	13,031
Multi-Sector Bond Division	14,210	6,411
Balanced Division	31,698	32,589
Asset Allocation Division	7,742	5,986
Fidelity VIP Mid Cap Division	41,136	23,821
Fidelity VIP Contrafund Division	35,622	12,735
AMT Sustainable Equity Division	4,435	2,071
U.S. Strategic Equity Division	32,623	31,431
U.S. Small Cap Equity Division	15,223	13,271
International Developed Markets Division	11,123	14,712
Strategic Bond Division	9,458	8,707
Global Real Estate Securities Division	9,620	13,496
LifePoints Moderate Strategy Division	930	1,793
LifePoints Balanced Strategy Division	2,186	3,857
LifePoints Growth Strategy Division	2,130	1,668
LifePoints Equity Growth Strategy Division	1,219	1,421
Credit Suisse Trust Commodity Return Strategy Division	4,243	4,998

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and expense risk charges on the statements of operations.

A deduction for the mortality and expense risks for Variable Executive Life policies is determined monthly at an annual rate of 0.48% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.05% thereafter for policies with the Cash Value Amendment, or 0.03% thereafter for the policies without the Cash Value Amendment.

A deduction for the mortality and expense risks for Variable Joint Life policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies, this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies, the cost reflects expected mortality costs based upon actual experience.

NOTES TO FINANCIAL STATEMENTS

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit.

For Variable Life policies, a sales load of no more than 30.00% of the basic premium is deducted for the first policy year, not more than 10.00% for the next three years, and not more than 7.00% each year thereafter. There is an annual deduction of $35 from premiums for administrative costs to maintain the policy for Whole Life and Extra Ordinary Life Policies and $150 for single premium life policies. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. There is a deduction of 1.50% of each basic premium to compensate for the risk charge for the guaranteed minimum death benefit.

For Variable CompLife policies, a sales load is deducted for of 4.50% for sales costs from each premium. An annual charge of $60 is deducted from premiums each year for administrative costs to maintain the policy. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. An annual charge of $0.12 per $1,000 of minimum guaranteed death benefit is deducted from premiums each year to compensate for the risk charge for the guaranteed minimum death benefit.

For Variable Executive Life policies, a sales load of 15.00% is deducted from each premium up to the target premium paid during the first Policy Year, which may be waived. A sales load of 6.80% is deducted up to the target premium paid during each of policy Years 2-6, and 3.00% is deducted from each premium thereafter. There is a monthly charge of between $8 and $15 for the administrative costs to maintain the policy. Premium taxes vary from state to state and currently range from 0.0% to 3.6% of life insurance premiums. A mortality and expense risk charge equal to an annual rate of 0.90% (0.07500% monthly rate) of the policy value, less any policy debt, is charged to the policy.

For Variable Joint Life policies, a sales load of 6.40% of the premiums up to the target premium paid is deducted for the first ten policy years, then 2.40% thereafter. There is a monthly policy charge of no more than $8 monthly for administrative expenses to maintain the policy. Premium taxes vary from state to state and currently range from 0.00% to 3.60% of life insurance premiums. A mortality and expense risk charge is deducted from each policy in two components: (1) the Invested Assets Component, in which the current annual rate is 0.12% of the policy value, less any Policy Debt, and (2) the specified amount component, which ranges from $0.003 to $0.14 (monthly) per $1,000 of the initial specified amount.

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies, as well as the noted additional mortality costs and other deductions for each of the products are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	Subsequent Events

Management has determined that no subsequent events have occurred that would require recognition in the financial statements.

6.	Financial Highlights

The following is a summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each contract that had outstanding units as of and for the period ended December 31, 2024. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:						For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio				Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio (1)
Growth Stock Division
2024	59,174	$15.972870		to	$192.362205	$886,537	0.10%	0.00% to 0.55%	37.07%	to	37.82	%
2023	62,289	11.653448	(2)	to	139.569955	679,203	0.04	0.00 to 0.55	48.88	to	49.69
2022	64,650	7.827614	(2)	to	93.238655	473,553	0.00	0.00 to 0.55	(39.03)	to	(38.70)
2021	66,254	12.839027	(2)	to	152.095850	795,331	0.00 (3)	0.00 to 0.55	16.03	to	16.67
2020	68,670	11.065172	(2)	to	130.365531	712,534	0.63	0.00 to 0.55	34.23	to	34.97
Focused Appreciation Division
2024	27,108	$14.062677		to	$159.010652	$449,696	0.00%	0.00% to 0.55%	33.69%	to	34.43	%
2023	28,055	10.519172	(2)	to	118.287914	349,208	0.00	0.00 to 0.55	50.17	to	50.99
2022	28,008	7.004803	(2)	to	78.340181	233,133	0.01	0.00 to 0.55	(28.22)	to	(27.83)
2021	27,874	9.758805	(2)	to	108.543824	325,573	0.16	0.00 to 0.55	18.25	to	18.90
2020	28,885	8.252610	(2)	to	91.289389	284,762	0.55	0.00 to 0.55	31.82	to	32.55
Large Cap Core Stock Division
2024	48,299	$10.396854		to	$125.213871	$494,212	0.69%	0.00% to 0.55%	21.48%	to	22.16	%
2023	50,950	8.558326	(2)	to	102.503654	426,862	1.02	0.00 to 0.55	25.10	to	25.78
2022	53,054	6.841252	(2)	to	81.491845	355,131	0.88	0.00 to 0.55	(19.32)	to	(18.88)
2021	54,107	8.479834	(2)	to	100.458713	450,424	0.80	0.00 to 0.55	24.42	to	25.10
2020	55,805	6.815622	(2)	to	80.301917	373,477	1.12	0.00 to 0.55	22.07	to	22.74
Large Cap Blend Division
2024	5,529	$3.937533		to	$35.681932	$24,645	0.92%	0.00 % to 0.55%	23.18%	to	23.86	%
2023	4,550	3.196544	(2)	to	28.807476	16,033	0.83	0.00 to 0.55	19.95	to	20.61
2022	4,634	2.664865	(2)	to	23.885115	13,499	0.63	0.00 to 0.55	(14.25)	to	(13.78)
2021	4,736	3.107596	(2)	to	27.701179	16,050	0.66	0.00 to 0.55	17.81	to	18.46
2020	4,823	2.637852	(2)	to	23.385328	13,770	5.08	0.00 to 0.55	9.45	to	10.05
Index 500 Stock Division
2024	157,443	$47.820693		to	$347.412989	$2,729,533	1.19%	0.00% to 0.55%	24.06%	to	24.75	%
2023	162,348	38.545433	(2)	to	278.486027	2,271,641	1.34	0.00 to 0.55	25.36	to	26.04
2022	167,629	30.748312	(2)	to	220.942531	1,870,369	1.25	0.00 to 0.55	(18.73)	to	(18.28)
2021	170,564	37.834513	(2)	to	270.376034	2,339,036	1.22	0.00 to 0.55	27.75	to	28.45
2020	175,531	29.616711	(2)	to	210.492951	1,905,123	1.63	0.00 to 0.55	17.53	to	18.18
Large Company Value Division
2024	8,732	$3.227452		to	$28.778577	$31,899	1.81%	0.00 % to 0.55%	10.08%	to	10.69	%
2023	9,039	2.931826	(2)	to	25.998412	30,273	3.37	0.00 to 0.55	3.23	to	3.80
2022	9,382	2.840011	(2)	to	25.046912	30,764	3.24	0.00 to 0.55	(0.88)	to	(0.34)
2021	7,786	2.865247	(2)	to	25.131615	25,883	1.13	0.00 to 0.55	21.25	to	21.92
2020	6,285	2.363043	(2)	to	20.613433	17,426	2.21	0.00 to 0.55	2.07	to	2.64
Domestic Equity Division
2024	47,519	$4.095701		to	$46.883092	$227,867	1.91%	0.00 % to 0.55%	6.48%	to	7.07	%
2023	50,794	3.846497	(2)	to	43.787653	228,018	1.88	0.00 to 0.55	3.15	to	3.71
2022	54,227	3.729067	(2)	to	42.219400	235,740	1.69	0.00 to 0.55	(3.52)	to	(2.99)
2021	55,120	3.864939	(2)	to	43.518946	248,417	1.81	0.00 to 0.55	22.04	to	22.71
2020	57,688	3.166883	(2)	to	35.463950	212,896	2.11	0.00 to 0.55	0.18	to	0.73
Equity Income Division
2024	25,746	$5.406850		to	$61.137682	$164,219	2.10%	0.00 % to 0.55%	11.26%	to	11.88	%
2023	27,369	4.859706	(2)	to	54.647956	156,271	2.43	0.00 to 0.55	9.09	to	9.68
2022	28,791	4.454905	(2)	to	49.822897	151,849	2.03	0.00 to 0.55	(3.75)	to	(3.22)
2021	28,790	4.628356	(2)	to	51.480302	157,227	2.06	0.00 to 0.55	25.01	to	25.70
2020	29,859	3.702241	(2)	to	40.954303	129,823	4.65	0.00 to 0.55	0.65	to	1.20

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:						For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio				Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio (1)
Mid Cap Growth Stock Division
2024	73,292	$8.876336		to	$202.486497	$604,100	0.09%	0.00% to 0.55%	7.61%	to	8.21	%
2023	76,810	8.248654	(2)	to	187.130343	587,750	0.24	0.00 to 0.55	14.33	to	14.96
2022	79,592	7.214856	(2)	to	162.785136	533,506	0.15	0.00 to 0.55	(24.18)	to	(23.77)
2021	81,344	9.516218	(2)	to	213.536458	718,962	0.15	0.00 to 0.55	9.58	to	10.18
2020	83,987	8.684648	(2)	to	193.811117	676,705	0.28	0.00 to 0.55	24.72	to	25.41
Index 400 Stock Division
2024	49,892	$8.741806		to	$107.123025	$497,713	1.22%	0.00% to 0.55%	13.01%	to	13.63	%
2023	52,231	7.735527	(2)	to	94.269524	460,526	1.30	0.00 to 0.55	15.58	to	16.21
2022	54,077	6.692807	(2)	to	81.117713	411,869	1.09	0.00 to 0.55	(13.78)	to	(13.31)
2021	54,702	7.762620	(2)	to	93.570328	484,508	0.91	0.00 to 0.55	23.78	to	24.46
2020	56,416	6.271259	(2)	to	75.180406	403,628	1.38	0.00 to 0.55	12.75	to	13.37
Mid Cap Value Division
2024	12,395	$6.233268		to	$70.483078	$87,490	1.99%	0.00% to 0.55%	8.05%	to	8.65	%
2023	13,406	5.768626	(2)	to	64.869457	87,850	2.35	0.00 to 0.55	5.68	to	6.26
2022	14,004	5.458453	(2)	to	61.046817	87,495	1.90	0.00 to 0.55	(1.69)	to	(1.15)
2021	13,753	5.552247	(2)	to	61.756931	86,629	1.15	0.00 to 0.55	22.60	to	23.27
2020	13,830	4.528864	(2)	to	50.098747	71,374	1.83	0.00 to 0.55	1.11	to	1.67
Small Cap Growth Stock Division
2024	42,918	$7.395913		to	$103.862828	$356,298	0.36%	0.00% to 0.55%	12.55%	to	13.18	%
2023	44,978	6.570958	(2)	to	91.769113	332,070	0.03	0.00 to 0.55	17.71	to	18.36
2022	47,015	5.582266	(2)	to	77.536313	293,207	0.00	0.00 to 0.55	(28.88)	to	(28.49)
2021	47,947	7.849088	(2)	to	108.425869	420,423	0.02	0.00 to 0.55	3.54	to	4.11
2020	49,853	7.580963	(2)	to	104.149054	421,615	0.11	0.00 to 0.55	32.74	to	33.47
Index 600 Stock Division
2024	21,155	$3.418943		to	$40.271432	$84,028	1.19%	0.00% to 0.55%	7.83%	to	8.43	%
2023	21,550	3.170675	(2)	to	37.141211	79,131	1.06	0.00 to 0.55	15.13	to	15.76
2022	21,263	2.753992	(2)	to	32.084276	67,300	0.99	0.00 to 0.55	(16.82)	to	(16.37)
2021	20,381	3.311029	(2)	to	38.363170	77,623	0.76	0.00 to 0.55	25.53	to	26.22
2020	19,313	2.637708	(2)	to	30.394793	58,712	1.79	0.00 to 0.55	10.32	to	10.93
Small Cap Value Division
2024	29,952	$6.297927		to	$72.091245	$217,946	0.75%	0.00% to 0.55%	9.75%	to	10.36	%
2023	32,239	5.738432	(2)	to	65.324744	212,605	0.52	0.00 to 0.55	13.23	to	13.85
2022	34,321	5.067950	(2)	to	57.377496	198,716	0.26	0.00 to 0.55	(18.98)	to	(18.53)
2021	34,651	6.255114	(2)	to	70.431381	247,818	0.39	0.00 to 0.55	22.33	to	23.00
2020	35,490	5.113375	(2)	to	57.260960	207,859	0.51	0.00 to 0.55	8.69	to	9.29
International Growth Division
2024	39,053	$3.376357		to	$38.648665	$151,532	0.87%	0.00% to 0.55%	4.72%	to	5.30	%
2023	39,848	3.224249	(2)	to	36.704176	147,503	0.86	0.00 to 0.55	20.11	to	20.77
2022	40,511	2.684474	(2)	to	30.392880	125,440	0.56	0.00 to 0.55	(23.55)	to	(23.13)
2021	41,010	3.511517	(2)	to	39.539175	166,146	0.53	0.00 to 0.55	15.28	to	15.92
2020	40,898	3.046003	(2)	to	34.110132	144,050	1.69	0.00 to 0.55	17.26	to	17.91
Research International Core Division
2024	40,007	$1.724339		to	$17.414904	$79,880	1.82%	0.00% to 0.55%	2.68%	to	3.25	%
2023	38,461	1.679302	(2)	to	16.866535	74,587	1.71	0.00 to 0.55	12.33	to	12.95
2022	37,356	1.494954	(2)	to	14.933069	64,675	2.20	0.00 to 0.55	(17.61)	to	(17.16)
2021	36,412	1.814544	(2)	to	18.026460	76,412	1.14	0.00 to 0.55	11.46	to	12.07
2020	33,769	1.628002	(2)	to	16.084924	63,483	2.26	0.00 to 0.55	12.84	to	13.46

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:						For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio				Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio (1)
International Equity Division
2024	112,351	$4.457956		to	$6.666887	$540,451	2.84%	0.00% to 0.55%	3.37%	to	3.94	%
2023	117,302	4.312782	(2)	to	6.414223	544,308	3.03	0.00 to 0.55	15.46	to	16.09
2022	119,977	3.735397	(2)	to	5.525225	481,121	2.40	0.00 to 0.55	(7.34)	to	(6.83)
2021	120,120	4.031279	(2)	to	5.930327	520,067	2.32	0.00 to 0.55	4.43	to	5.00
2020	120,453	3.860242	(2)	to	5.647675	499,784	3.58	0.00 to 0.55	(3.24)	to	(2.71)
Emerging Markets Equity Division
2024	65,077	$1.025678		to	$12.946145	$77,605	1.50%	0.00% to 0.55%	3.45%	to	4.02	%
2023	65,096	0.991457	(2)	to	12.445253	74,706	2.15	0.00 to 0.55	6.33	to	6.91
2022	64,249	0.932471	(2)	to	11.640958	69,449	1.22	0.00 to 0.55	(25.69)	to	(25.28)
2021	62,889	1.254760	(2)	to	15.578805	90,840	0.51	0.00 to 0.55	(5.07)	to	(4.55)
2020	59,092	1.321834	(2)	to	16.321818	90,119	2.26	0.00 to 0.55	26.16	to	26.86
Government Money Market Division
2024	80,036	$3.074576		to	$48.515467	$170,292	4.90%	0.00% to 0.55%	4.41%	to	4.99	%
2023	89,421	2.944592	(2)	to	46.208287	183,980	4.72	0.00 to 0.55	4.26	to	4.84
2022	93,405	2.824155	(2)	to	44.076838	184,703	1.37	0.00 to 0.55	0.81	to	1.36
2021	90,464	2.801414	(2)	to	43.483468	172,031	0.00 (3)	0.00 to 0.55	(0.54)	to	0.01
2020	95,304	2.816575	(2)	to	43.480109	182,327	0.26	0.00 to 0.55	(0.24)	to	0.31
Short-Term Bond Division
2024	24,271	$1.150447		to	$14.717839	$34,523	3.35%	0.00% to 0.55%	4.46%	to	5.04	%
2023	25,210	1.101365	(2)	to	14.012154	34,918	2.02	0.00 to 0.55	4.69	to	5.26
2022	24,731	1.052044	(2)	to	13.311816	33,476	1.43	0.00 to 0.55	(5.04)	to	(4.52)
2021	22,420	1.107840	(2)	to	13.941366	32,053	1.76	0.00 to 0.55	(0.64)	to	(0.10)
2020	22,525	1.115030	(2)	to	13.954768	31,927	2.30	0.00 to 0.55	3.72	to	4.29
Select Bond Division
2024	74,829	$8.692696		to	$247.096448	$281,700	3.95%	0.00% to 0.55%	1.20%	to	1.76	%
2023	74,033	8.589407	(2)	to	242.814128	272,150	2.62	0.00 to 0.55	5.61	to	6.19
2022	73,298	8.133171	(2)	to	228.662825	252,739	1.73	0.00 to 0.55	(13.80)	to	(13.33)
2021	73,511	9.435722	(2)	to	263.835613	291,624	2.09	0.00 to 0.55	(2.12)	to	(1.59)
2020	73,291	9.640576	(2)	to	268.089237	298,735	2.81	0.00 to 0.55	8.38	to	8.98
Long-Term U.S. Government Bond Division
2024	12,212	$1.178514		to	$17.472664	$21,796	3.20%	0.00% to 0.55%	(6.30)%	to	(5.78)%
2023	11,414	1.257762	(2)	to	18.544732	22,367	2.34	0.00 to 0.55	2.76	to	3.33
2022	9,492	1.223947	(2)	to	17.947739	13,115	1.69	0.00 to 0.55	(29.91)	to	(29.53)
2021	8,535	1.746351	(2)	to	25.468271	16,847	0.92	0.00 to 0.55	(5.89)	to	(5.37)
2020	9,845	1.855634	(2)	to	26.913884	19,772	1.66	0.00 to 0.55	16.73	to	17.37
Inflation Protection Division
2024	9,459	$1.218140		to	$16.853807	$14,511	3.08%	0.00% to 0.55%	1.40%	to	1.96	%
2023	11,348	1.201306	(2)	to	16.529226	16,455	4.74	0.00 to 0.55	3.33	to	3.90
2022	12,627	1.162595	(2)	to	15.909250	18,178	3.25	0.00 to 0.55	(13.44)	to	(12.96)
2021	14,019	1.343082	(2)	to	18.278682	23,159	0.99	0.00 to 0.55	6.02	to	6.61
2020	9,384	1.266790	(2)	to	17.146141	15,242	2.12	0.00 to 0.55	8.97	to	9.57
High Yield Bond Division
2024	21,093	$5.919763		to	$71.289348	$123,250	6.49%	0.00% to 0.55%	5.80%	to	6.38	%
2023	21,697	5.595330	(2)	to	67.010934	120,214	5.71	0.00 to 0.55	12.62	to	13.24
2022	21,825	4.968157	(2)	to	59.175445	107,706	5.65	0.00 to 0.55	(11.82)	to	(11.33)
2021	22,334	5.633858	(2)	to	66.738383	128,128	5.20	0.00 to 0.55	4.73	to	5.31
2020	22,827	5.379391	(2)	to	63.375613	122,455	5.82	0.00 to 0.55	6.06	to	6.64

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

(3) Ratio is less than 0.005%.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:						For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio				Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio (1)
Multi-Sector Bond Division
2024	36,646	$1.531387		to	$22.143446	$65,367	5.18%	0.00% to 0.55%	5.83%	to	6.42	%
2023	33,680	1.446980	(2)	to	20.807544	56,912	2.52	0.00 to 0.55	9.11	to	9.71
2022	33,764	1.326168	(2)	to	18.966369	52,594	4.03	0.00 to 0.55	(15.85)	to	(15.39)
2021	34,042	1.576006	(2)	to	22.416380	63,639	2.13	0.00 to 0.55	(0.62)	to	(0.08)
2020	33,262	1.585891	(2)	to	22.433485	61,825	4.14	0.00 to 0.55	5.55	to	6.13
Balanced Division
2024	40,422	$17.188124		to	$311.423909	$418,152	2.16%	0.00% to 0.55%	6.83%	to	7.43	%
2023	42,024	16.088762	(2)	to	289.897985	407,475	2.04	0.00 to 0.55	12.45	to	13.07
2022	43,100	14.307003	(2)	to	256.387829	377,111	3.76	0.00 to 0.55	(14.60)	to	(14.14)
2021	43,559	16.753778	(2)	to	298.595878	450,231	2.46	0.00 to 0.55	6.97	to	7.56
2020	44,992	15.661926	(2)	to	277.610210	436,985	2.47	0.00 to 0.55	11.87	to	12.49
Asset Allocation Division
2024	14,186	$3.428877		to	$39.248830	$63,057	1.95%	0.00% to 0.55%	9.11%	to	9.72	%
2023	14,893	3.142558	(2)	to	35.773230	58,702	2.00	0.00 to 0.55	14.61	to	15.24
2022	15,522	2.742019	(2)	to	31.043666	54,211	2.85	0.00 to 0.55	(15.30)	to	(14.83)
2021	16,048	3.237250	(2)	to	36.450275	65,833	2.20	0.00 to 0.55	9.85	to	10.45
2020	16,667	2.947071	(2)	to	33.001529	61,996	2.36	0.00 to 0.55	12.81	to	13.43
Fidelity VIP Mid Cap Division
2024	23,044	$9.021565		to	$102.011340	$241,067	0.54%	0.00% to 0.55%	16.84%	to	17.49	%
2023	24,386	7.720982	(2)	to	86.823851	217,797	0.60	0.00 to 0.55	14.45	to	15.08
2022	25,398	6.746264	(2)	to	75.449401	198,105	0.51	0.00 to 0.55	(15.21)	to	(14.74)
2021	25,885	7.956345	(2)	to	88.496791	238,938	0.62	0.00 to 0.55	24.92	to	25.60
2020	26,549	6.369394	(2)	to	70.458211	195,199	0.62	0.00 to 0.55	17.42	to	18.07
Fidelity VIP Contrafund Division
2024	21,041	$5.162599		to	$59.258452	$127,963	0.20%	0.00% to 0.55%	33.05%	to	33.79	%
2023	19,358	3.880079	(2)	to	44.291798	89,209	0.50	0.00 to 0.55	32.72	to	33.45
2022	19,314	2.923417	(2)	to	33.189569	68,137	0.51	0.00 to 0.55	(26.72)	to	(26.31)
2021	20,055	3.989119	(2)	to	45.041088	96,024	0.06	0.00 to 0.55	27.14	to	27.83
2020	20,337	3.137672	(2)	to	35.233871	75,874	0.22	0.00 to 0.55	29.74	to	30.46
AMT Sustainable Equity Division
2024	2,522	$4.218285		to	$48.086216	$13,550	0.23%	0.00% to 0.55%	25.15%	to	25.84	%
2023	2,176	3.370594	(2)	to	38.211229	9,206	0.34	0.00 to 0.55	26.21	to	26.90
2022	2,285	2.670689	(2)	to	30.111716	7,724	0.44	0.00 to 0.55	(18.91)	to	(18.47)
2021	2,292	3.293546	(2)	to	36.931533	9,521	0.39	0.00 to 0.55	22.80	to	23.48
2020	2,052	2.681996	(2)	to	29.909730	7,378	0.64	0.00 to 0.55	18.91	to	19.56
U.S. Strategic Equity Division
2024	65,458	$4.315270		to	$51.614127	$328,761	0.92%	0.00% to 0.55%	19.84%	to	20.50	%
2023	70,851	3.600886	(2)	to	42.832166	295,829	0.79	0.00 to 0.55	25.60	to	26.29
2022	74,360	2.866857	(2)	to	33.915304	246,238	0.60	0.00 to 0.55	(21.29)	to	(20.86)
2021	75,818	3.642281	(2)	to	42.853358	319,074	0.56	0.00 to 0.55	19.74	to	20.40
2020	79,892	3.041809	(2)	to	35.592905	280,202	0.45	0.00 to 0.55	23.16	to	23.84
U.S. Small Cap Equity Division
2024	24,256	$4.477902		to	$54.934915	$124,101	1.57%	0.00% to 0.55%	7.93%	to	8.53	%
2023	26,119	4.148833	(2)	to	50.617177	123,344	0.69	0.00 to 0.55	12.99	to	13.61
2022	27,046	3.671945	(2)	to	44.554659	112,899	0.19	0.00 to 0.55	(16.41)	to	(15.96)
2021	27,419	4.393055	(2)	to	53.013410	137,227	0.25	0.00 to 0.55	25.10	to	25.79
2020	27,996	3.511553	(2)	to	42.144292	112,133	0.06	0.00 to 0.55	12.08	to	12.70

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

NOTES TO FINANCIAL STATEMENTS

	As of the respective period end date:							For the respective period ended:
	Units Outstanding (000’s)	Unit Value, Corresponding to Lowest to Highest Expense Ratio					Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest (1)	Total Return Corresponding to Lowest to Highest Expense Ratio (1)
International Developed Markets Division
2024	48,794	$2.410043		to	$28.161237		$138,412	2.90%	0.00% to 0.55%	2.21%	to	2.78	%
2023	52,265	2.357956	(2)	to	27.400732		144,517	1.29	0.00 to 0.55	15.63	to	16.26
2022	53,273	2.039241	(2)	to	23.567997		127,065	0.00	0.00 to 0.55	(13.52)	to	(13.04)
2021	53,017	2.358013	(2)	to	27.103303		145,982	2.54	0.00 to 0.55	12.04	to	12.66
2020	53,858	2.104630	(2)	to	24.058667		132,255	1.25	0.00 to 0.55	4.50	to	5.08
Strategic Bond Division
2024	25,795	$2.252677		to	$25.807502		$77,790	4.80%	0.00% to 0.55%	0.27%	to	0.83	%
2023	26,884	2.246570	(2)	to	25.595678		79,897	2.89	0.00 to 0.55	3.45	to	4.02
2022	27,307	2.171697	(2)	to	24.607660		77,588	2.44	0.00 to 0.55	(14.75)	to	(14.28)
2021	27,240	2.547312	(2)	to	28.706174		90,877	0.91	0.00 to 0.55	(2.36)	to	(1.82)
2020	27,427	2.608757	(2)	to	29.237785		92,143	1.82	0.00 to 0.55	7.84	to	8.43
Global Real Estate Securities Division
2024	26,817	$5.118352		to	$58.560099		$157,583	2.28%	0.00% to 0.55%	0.86%	to	1.42	%
2023	27,979	5.074852	(2)	to	57.742240		162,824	1.79	0.00 to 0.55	9.95	to	10.55
2022	28,992	4.615765	(2)	to	52.232355		153,381	1.27	0.00 to 0.55	(27.17)	to	(26.77)
2021	28,990	6.337554	(2)	to	71.324137		210,147	4.86	0.00 to 0.55	26.50	to	27.19
2020	29,299	5.009938	(2)	to	56.074809		168,688	1.53	0.00 to 0.55	(5.70)	to	(5.18)
LifePoints Moderate Strategy Division
2024	2,669	$1.594915		to	$20.398355		$7,208	3.47%	0.00% to 0.55%	5.90%	to	6.48	%
2023	3,182	1.506092	(2)	to	19.156108		7,830	1.55	0.00 to 0.55	10.71	to	11.32
2022	3,778	1.360366	(2)	to	17.208370		7,811	1.79	0.00 to 0.55	(16.11)	to	(15.65)
2021	4,179	1.621664	(2)	to	20.401736		10,480	4.49	0.00 to 0.55	7.64	to	8.23
2020	3,611	1.506546	(2)	to	18.849922		7,655	2.02	0.00 to 0.55	5.82	to	6.40
LifePoints Balanced Strategy Division
2024	8,602	$1.905761		to	$22.919261		$23,618	2.91%	0.00% to 0.55%	8.88%	to	9.48	%
2023	9,735	1.750369	(2)	to	20.934448		23,769	1.40	0.00 to 0.55	13.90	to	14.52
2022	10,336	1.536796	(2)	to	18.279960		22,116	1.75	0.00 to 0.55	(16.81)	to	(16.35)
2021	10,886	1.847315	(2)	to	21.853460		28,386	4.57	0.00 to 0.55	12.42	to	13.04
2020	11,081	1.643195	(2)	to	19.332571		25,051	1.18	0.00 to 0.55	7.06	to	7.65
LifePoints Growth Strategy Division
2024	7,827	$2.186927		to	$24.522311		$23,858	2.47%	0.00% to 0.55%	11.32%	to	11.94	%
2023	7,854	1.964461	(2)	to	21.906336		21,392	0.81	0.00 to 0.55	17.32	to	17.96
2022	10,160	1.674503	(2)	to	18.571091		22,181	1.32	0.00 to 0.55	(17.66)	to	(17.20)
2021	10,220	2.033559	(2)	to	22.430026		27,370	4.75	0.00 to 0.55	16.80	to	17.44
2020	10,160	1.741027	(2)	to	19.098502		22,707	1.67	0.00 to 0.55	9.15	to	9.75
LifePoints Equity Growth Strategy Division
2024	3,975	$2.329163		to	$23.842459		$12,547	2.30%	0.00% to 0.55%	12.47%	to	13.09	%
2023	4,115	2.070934	(2)	to	21.082246		11,548	0.61	0.00 to 0.55	18.87	to	19.52
2022	4,153	1.742213	(2)	to	17.639237		9,924	1.23	0.00 to 0.55	(18.13)	to	(17.68)
2021	4,062	2.128017	(2)	to	21.427646		12,068	5.29	0.00 to 0.55	18.96	to	19.61
2020	3,825	1.788899	(2)	to	17.914598		9,192	2.42	0.00 to 0.55	7.66	to	8.26
Credit Suisse Trust Commodity Return Strategy Division
2024	4,943	$6.670393		to	$6.828843		$35,231	3.15%	0.00% to 0.55%	4.54%	to	5.12	%
2023	5,172	6.345301		to	6.532032	(2)	35,339	21.29	0.00 to 0.55	(9.39)	to	(8.90)
2022	5,548	6.964941		to	7.209247	(2)	42,447	15.73	0.00 to 0.55	15.71	to	16.34
2021	5,500	5.986523		to	6.230477	(2)	35,842	5.48	0.00 to 0.55	27.79	to	28.49
2020	4,556	4.659188		to	4.875686	(2)	23,053	5.73	0.00 to 0.55	(2.02)	to	(1.48)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Revised from the previously issued financial statements to correct the presentation of the unit value or total return corresponding to the lowest and highest expense ratios.

The Northwestern Mutual

Life Insurance Company

Statutory Financial Statements and

Supplementary Information

December 31, 2024, 2023 and 2022

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2024 and 2023 and the related statutory statements of operations, changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Statutory Statements of Financial Position

(in millions)

	December 31,
	2024	2023

Assets:
Bonds	$201,544	$191,692
Mortgage loans	57,078	53,361
Policy loans	20,039	19,003
Common and preferred stocks	3,340	2,852
Real estate	2,791	2,877
Other investments	30,865	29,404
Cash and short-term investments	8,052	8,826

Total investments	323,709	308,015

Due and accrued investment income	2,898	2,429
Net deferred tax assets	2,876	2,372
Deferred premium and other assets	5,047	5,339
Admitted disallowed interest maintenance reserve	3,122	2,458
Separate account assets	40,672	38,216

Total assets	$378,324	$358,829

Liabilities and surplus:
Policy benefit reserves	$264,219	$253,960
Deposit funds	15,798	13,072
Policyowner dividends payable	8,255	7,370
Asset valuation reserve	8,350	7,885
Other liabilities	9,256	8,016
Separate account liabilities	40,672	38,216

Total liabilities	346,550	328,519

Surplus:
Surplus notes	4,491	4,485
Special surplus fund	3,122	2,458
Unassigned surplus	24,161	23,367

Total surplus	31,774	30,310

Total liabilities and surplus	$378,324	$358,829

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Operations

(in millions)

	For the years ended
	December 31,

	2024	2023	2022

Revenue:
Premiums	$23,318	$22,003	$22,288
Net investment income	13,815	13,224	11,768
Other income	976	896	840

Total revenue	38,109	36,123	34,896

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	15,956	12,818	11,707
Net additions to policy benefit reserves	10,592	11,973	12,224
Net transfers from separate accounts	(1,499)	(1,007)	(490)

Total benefits	25,049	23,784	23,441

Commissions and operating expenses	4,245	4,216	4,158

Total benefits and expenses	29,294	28,000	27,599

Gain from operations before dividends and taxes	8,815	8,123	7,297

Policyowner dividends	8,256	7,371	6,833

Gain from operations before taxes	559	752	464
Income tax (benefit) expense	(98)	5	(160)

Net gain from operations	657	747	624
Net realized capital (losses) gains	(96)	(36)	288

Net income	$561	$711	$912

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2024	2023	2022

Beginning of year balance	$30,310	$29,885	$29,283

Net income	561	711	912

Change in net unrealized capital gains and losses	807	117	(1,549)

Change in net deferred tax assets	195	608	470

Change in nonadmitted assets	96	(305)	(71)

Change in asset valuation reserve	(464)	(709)	557

Change in surplus notes	5	5	5

Other surplus changes	264	(2)	278

Net increase in surplus	1,464	425	602

End of year balance	$31,774	$30,310	$29,885

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2024	2023	2022

Cash flows from operating activities:
Premiums and other income received	$16,934	$15,560	$16,296
Investment income received	12,600	11,466	10,456
Benefit and dividend payments to policyowners and beneficiaries	(15,315)	(12,301)	(10,703)
Net transfers from separate accounts	1,462	968	446
Commissions, expenses and taxes paid	(3,198)	(3,558)	(3,768)

Net cash provided by operating activities	12,483	12,135	12,727

Cash flows applied to investing activities:
Proceeds from investments sold or matured:
Bonds	44,983	36,091	40,363
Mortgage loans	3,607	4,025	3,368
Common and preferred stocks	229	403	2,241
Real estate	391	112	67
Other investments	3,333	1,995	4,536

Subtotal proceeds from investments	52,543	42,626	50,575

Cost of investments acquired:
Bonds	(56,318)	(40,581)	(51,983)
Mortgage loans	(7,454)	(5,603)	(6,679)
Common and preferred stocks	(420)	(356)	(1,013)
Real estate	(174)	(77)	(27)
Other investments	(3,211)	(4,213)	(5,747)

Subtotal cost of investments acquired	(67,577)	(50,830)	(65,449)

Net outflows of policy loans	(808)	(1,107)	(152)

Net cash applied to investing activities	(15,842)	(9,311)	(15,026)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	2,355	1,713	2,239
Other cash provided (applied)	230	(187)	750

Net cash provided by financing and miscellaneous sources	2,585	1,526	2,989

Net (decrease) increase in cash and short-term investments	(774)	4,350	690

Cash and short-term investments, beginning of year	8,826	4,476	3,786

Cash and short-term investments, end of year	$8,052	$8,826	$4,476

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Statutory Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2024	2023	2022

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statutory statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$7,072	$6,543	$6,277
Capitalized interest and payment in-kind investment income	994	890	835
Other policyowner contract activity	409	380	345
Employee benefit and compensation plan expenses	210	200	178

Investing:
Bond refinancings and exchanges	1,199	1,787	2,257
Mortgage loan refinancings and transfers	1,577	788	1,343
Net asset transfers with affiliated entities	393	2,017	1,088
Net policy loan activity	381	359	316
Net premium loan activity	136	144	115
Other investment exchanges	355	1,174	6

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	326	349	444

The accompanying notes are an integral part of these statutory financial statements.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s statutory financial statements.

These statutory financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI) (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statutory statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted, (8) current expected credit losses (CECL) are based on expected credit losses rather than incurred losses, and (9) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s statutory financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Permitted Accounting Practice

The Company has been granted a permitted accounting practice from the Office of the Commissioner of Insurance of the State of Wisconsin, originally effective December 31, 2022, that allows for the full admissibility of the Company’s net negative interest maintenance reserve (IMR) balance. During 2023, the NAIC adopted Interpretation 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), which allows the admission of a net negative IMR balance up to 10% of adjusted general account capital and surplus (10% Surplus Threshold), subject to certain conditions. Subsequent to this adoption, the Company’s permitted practice was amended (effective December 31, 2023, until further notice) to reflect the Company being subject to the terms of the INT 23-01 provisions and to permit the continued full admission of the Company’s total net negative IMR above the 10% Surplus Threshold.

As of December 31, 2024 and 2023, the Company’s adjusted capital and surplus as determined under INT 23-01 was $25.6 billion and $25.8 billion, respectively. As of December 31, 2024, the Company’s net negative IMR balance exceeded the 10% Surplus Threshold by $567 million and its net negative IMR balance of $3,122 million was fully admitted. The Company’s unamortized general account IMR balance represents 12% of its adjusted capital and surplus as of December 31, 2024. The Company allocated an amount equal to its admitted net negative IMR balance of $3,122 million to a special surplus fund as of December 31, 2024 as required by INT 23-10. The Company does not maintain separate account IMR.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The permitted practice is subject to certain conditions, which were and have been met by the Company. As of December 31, 2024 and 2023, if the Company had not used the above permitted practice, a risk-based capital regulatory event would not have been triggered. A reconciliation of the Company’s net income and surplus between NAIC SAP and practices prescribed and permitted by the state of Wisconsin is shown below:

	For the year ended December 31,
	2024	2023	2022
	(in millions)
Net Income, Wisconsin State Basis	$561	$711	$912

State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	-	-	-

Net Income, NAIC SAP	$561	$711	$912

	December 31,
	2024	2023
	(in millions)
Statutory Surplus, Wisconsin State Basis	$31,774	$30,310
State Permitted Practices:
Allowance of net negative IMR in excess of 10% Surplus Threshold	(567)	-

Statutory Surplus, NAIC SAP	$31,207	$30,310

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Cash and Short-term Investments

Cash and short-term investments include cash deposits, securities that have maturities of one year or less at purchase, money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Most variable annuity and certain variable universal life policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Deposit Funds

Deposit funds include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. See Note 5 for more information regarding the Company’s deposit funds.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life insurance policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statutory statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statutory statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Interest Maintenance Reserve

The Company is required to maintain an IMR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the hedged item. See Note 1 for disclosure of the impact of the Company’s application of a permitted accounting practice with regard to its net negative IMR balance.

INT 23-01 requires the following disclosures related to the admittance of net negative IMR. The following statements apply for the periods ending December 31, 2024 and 2023:

a. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies.

b. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plan and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

c. Any deviation to the above statements was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

d. Asset sales were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

At December 31, 2024, the unamortized IMR balance included $1,977 million of capital gains offset by $2,752 million of capital losses related to derivatives carried at fair value upon termination.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statutory statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with repurchase agreements and interest expense related to the Company’s surplus notes. Accrued investment

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

income more than ninety days past due is a nonadmitted asset. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the respective future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statutory statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $44 million and $30 million at December 31, 2024 and 2023, respectively, are included in other assets in the statutory statements of financial position and are net of accumulated depreciation of $115 million and $96 million, respectively. Non-operating system software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $585 million and $552 million at December 31, 2024 and 2023, respectively. Depreciation expense for IT equipment and software totaled $220 million, $198 million and $179 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statutory statements of financial position. These amounts were $86 million and $99 million at December 31, 2024 and 2023, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $18 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (COLI) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, prepaid expense, and certain equity-method investments in entities for which audits are not performed, are excluded from assets and surplus in the statutory statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statements of changes in surplus.

Foreign Currency Translation

The majority of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, stocks, and other investments denominated in foreign currencies. The Company also has outstanding funding agreements denominated in a foreign currency under the Funding Agreement Backed Note (FABN) program described in Note 5. Investments or funding agreements denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment or funding agreement is sold or matures, or if the related investment is determined to be other-than-temporarily impaired, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt or payment of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Subsequent Events

The Company has evaluated events subsequent to December 31, 2024 through February 17, 2025, the date these statutory financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2024 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related designations. Bonds designated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the statutory financial statements at amortized cost less any other-than-temporary impairment. Bonds designated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified funds include certain SVO approved bond exchange-traded fund investments and are reported at fair value. The interest method is used to amortize any purchase premium or discount to net investment income, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The statement value and fair value of bonds at December 31, 2024 and 2023, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2024	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,228	$2	$(138)	$4,092
States, territories, and possessions	938	3	(64)	877
Political subdivisions	293	2	(17)	278
Special revenue and assessments	20,142	41	(2,241)	17,942
All foreign governments	3,606	3	(255)	3,354
Hybrid securities	681	9	(6)	684
SVO-identified funds	280	-	-	280
Industrial and miscellaneous	171,376	815	(12,239)	159,952

Total bonds	$201,544	$875	$(14,960)	$187,459

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(in millions)
U.S. Government	$4,189	$3	$(323)	$3,869
States, territories, and possessions	934	10	(51)	893
Political subdivisions	365	9	(17)	357
Special revenue and assessments	18,592	141	(1,910)	16,823
All foreign governments	2,670	38	(152)	2,556
Hybrid securities	482	5	(18)	469
SVO-identified funds	21	—	—	21
Industrial and miscellaneous	164,439	1,491	(11,447)	154,483

Total bonds	$191,692	$1,697	$(13,918)	$179,471

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

Statement value of bonds by NAIC designation category at December 31, 2024 and 2023 was as follows:

December 31, 2024	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,228	$-	$-	$-	$-	$-	$4,228

States, territories, and possessions	938	-	-	-	-	-	938

Political subdivisions	293	-	-	-	-	-	293

Special revenue and assessments	20,016	106	20	-	-	-	20,142

All foreign governments	1,407	2,166	33	-	-	-	3,606

Hybrid securities	-	495	171	15	-	-	681

SVO-identified funds	-	280	-	-	-	-	280

Industrial and miscellaneous	92,489	66,362	5,680	3,848	2,602	395	171,376

Total bonds	$119,371	$69,409	$5,904	$3,863	$2,602	$395	$201,544

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	NAIC Designation

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$4,189	$-	$-	$-	$-	$-	$4,189

States, territories, and possessions	934	-	-	-	-	-	934

Political subdivisions	365	-	-	-	-	-	365

Special revenue and assessments	18,467	102	23	-	-	-	18,592

All foreign governments	1,037	1,608	21	4	-	-	2,670

Hybrid securities	-	395	85	2	-	-	482

SVO-identified funds	-	21	-	-	-	-	21

Industrial and miscellaneous	86,864	64,416	5,411	4,427	3,047	274	164,439

Total bonds	$111,856	$66,542	$5,540	$4,433	$3,047	$274	$191,692

Based on statement value, 94% and 93% of the Company’s bond portfolio was designated investment grade (i.e., designated 1 or 2 by the NAIC) as of December 31, 2024 and 2023, respectively.

Statement value and fair value of structured securities at December 31, 2024 and 2023, aggregated by investment grade or below investment grade (i.e., designated 3, 4, 5 or 6 by the NAIC), were as follows:

December 31, 2024	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,159	$14,450	$ -	$ -	$16,159	$14,450
Other prime	193	189	1	1	194	190
Other below-prime	2,160	2,094	26	25	2,186	2,119
Commercial mortgage-backed:
U.S. Government agencies	20	18	-	-	20	18
Conduit	5,272	5,048	26	20	5,298	5,068
Other asset-backed	20,520	20,226	340	325	20,860	20,551

Total structured securities	$44,324	$42,025	$ 393	$371	$44,717	$42,396

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

December 31, 2023	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
			(in millions)
Residential mortgage-backed:
U.S. Government agencies	$14,434	$12,995	$—	$—	$14,434	$12,995
Other prime	165	158	—	—	165	158
Other below-prime	1,674	1,587	2	1	1,676	1,588
Commercial mortgage-backed:
U.S. Government agencies	33	30	—	—	33	30
Conduit	5,497	5,120	57	44	5,554	5,164
Other asset-backed	18,252	17,858	59	60	18,311	17,918

Total structured securities	$40,055	$37,748	$118	$105	$40,173	$37,853

Based on statement value, over 99% of the Company’s structured securities portfolio was designated as investment grade at each of December 31, 2024 and 2023. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies was 8% of total bond investments at each of December 31, 2024 and 2023.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2024 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value

	(in millions)

Due in one year or less	$13,878	$13,844

Due after one year through five years	51,000	49,825

Due after five years through ten years	49,243	46,995

Due after ten years	94,264	83,636

Total	$208,385	$194,300

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $128 million and $129 million at December 31, 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$10,522	$3,203	$6,512	$10,899	$-	$31,136

Office	2,439	345	1,171	3,024	-	6,979

Retail	1,086	299	1,011	1,171	-	3,567

Warehouse/Industrial	3,679	1,271	787	4,222	111	10,070

Manufactured housing	297	325	2,082	1,735	186	4,625

Other	155	263	162	121	-	701

Total	$18,178	$5,706	$11,725	$21,172	$297	$57,078

December 31, 2023	United States of America
	East	Midwest	South	West	Foreign	Total

	(in millions)

Apartment	$9,032	$2,956	$6,183	$10,074	$-	$28,245

Office	2,769	357	1,353	3,058	-	7,537

Retail	1,467	301	1,176	1,451	-	4,395

Warehouse/Industrial	2,878	1,145	511	3,264	135	7,933

Manufactured housing	318	371	2,102	1,647	204	4,642

Other	196	195	88	130	-	609

Total	$16,660	$5,325	$11,413	$19,624	$339	$53,361

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $2.0 billion and $2.2 billion at December 31, 2024 and 2023, respectively.

Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2024 and 2023 is summarized below.

For mortgage loans originated or refinanced during:	2024	2023

Minimum interest rate	4.80%	3.78%

Maximum interest rate	8.13%	8.73%

Weighted-average LTV	55%	53%

Maximum LTV	66%	132%

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. For loans originated and refinanced during the years ending December 31, 2024 and 2023, the maximum LTV ratios were 66% and 132%, respectively. For 2023, the maximum LTV ratio of 132% was due to one loan with a statement value of less than $1 million. Excluding this loan, the highest LTV ratio during 2023 was 69% related to a loan with a statement value of $65 million. At December 31, 2024 and 2023, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 56% and 55%, respectively.

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2024 and 2023 was as follows:

December 31, 2024	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,322	$19,341	$3,209	$264	$31,136

Office	1,879	2,858	1,026	1,216	6,979

Retail	1,147	2,008	271	141	3,567

Warehouse/Industrial	3,823	6,084	163	-	10,070

Manufactured housing	2,446	2,159	20	-	4,625

Other	420	227	-	54	701

Total	$18,037	$32,677	$4,689	$1,675	$57,078

December 31, 2023	< 51%	51%-70%	71%-90%	> 90%	Total

	(in millions)

Apartment	$8,291	$17,003	$2,870	$81	$28,245

Office	2,616	3,278	1,056	587	7,537

Retail	826	3,043	381	145	4,395

Warehouse/Industrial	2,971	4,898	64	-	7,933

Manufactured housing	2,304	2,277	61	-	4,642

Other	443	102	-	64	609

Total	$17,451	$30,601	$4,432	$877	$53,361

The aggregate statement value of mortgage loans with LTV in excess of 100% was $1,028 million and $346 million at December 31, 2024 and December 31, 2023, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction,

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported realized capital losses of $12 million on one mortgage loan that was restructured and then refinanced at current market interest rates during the year ended December 31, 2024, and none in 2023. The Company had no mortgage loans at either of December 31, 2024 or December 31, 2023 that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statutory statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2024 or 2023. The Company had three mortgage loans in the process of foreclosure at December 31, 2024 and one at December 31, 2023. All remaining mortgage loans were current on principal payments and contractual interest as of December 31, 2024 and December 31, 2023. The Company recognized other-than-temporary impairment losses on mortgage loans of $43 million and $37 million for the years ended December 31, 2024 and 2023, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2,727 million and $2,395 million included in the statutory statements of financial position at December 31, 2024 and 2023, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Redeemable preferred stocks designated 1, 2 or 3 by the NAIC are reported at amortized cost. Redeemable preferred stocks designated 4, 5 or 6 by the NAIC are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at the lower of fair value or the currently effective call price for the stock. At December 31, 2024 and 2023, the statutory statements of financial position included $613 million and $457 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income or the present value of future cash flows generated by the property.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2024 and 2023 was as follows:

December 31, 2024	East	Midwest	South	West	Total

	(in millions)

Apartment	$297	$136	$241	$560	$1,234

Office	207	696	47	-	950

Warehouse/Industrial	278	-	-	198	476

Other	16	20	95	-	131

Total	$798	$852	$383	$758	$2,791

December 31, 2023	East	Midwest	South	West	Total

	(in millions)

Apartment	$301	$165	$247	$724	$1,437

Office	207	563	49	-	819

Warehouse/Industrial	293	-	-	200	493

Other	16	13	99	-	128

Total	$817	$741	$395	$924	$2,877

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $696 million and $563 million at December 31, 2024 and 2023, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, partnerships, JVs, and LLCs are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The statement value of other investments held directly or indirectly by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023

	(in millions)

Securities partnerships and LLCs	$12,488	$12,405

Bonds	4,135	2,282

Common and preferred stocks	4,127	3,706

Real estate JVs, partnerships and LLCs	3,757	3,683

Derivative instruments	1,849	1,302

COLI	1,345	1,230

Wholly owned real estate	1,146	1,099

Low income housing tax credit properties	763	727

Cash and short-term investments	679	1,142

Structured settlements	604	623

Other net assets (liabilities)	(28)	1,205

Total	$30,865	$29,404

At December 31, 2023, Other net assets (liabilities) above includes a $708 million receivable for the sale of limited partnership interests to an unaffiliated entity.

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, and tax credit properties, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 15 years and 13 years of unexpired credits at December 31, 2024 and 2023, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized for both 2024 and 2023 was $167 million. See Note 10 for more information regarding the Company’s use of tax credits. See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statutory statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2024 and 2023, the value of wholly-owned SCA investments were as follows:

	December 31, 2024			December 31, 2023

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)

NM Wealth Management Company	$268	$-	$268	$257	$-	$257

Total common stock SCAs [1]	268	-	268	257	-	257

NML Securities Holdings, LLC	15,938	-	15,938	14,574	-	14,574

NML Real Estate Holdings, LLC	1,243	-	1,243	1,225	-	1,225

QOZ Holding Company, LLC	478	18	460	473	-	473

NM Investment Services, LLC	223	-	223	203	-	203

NM GP Holdings, LLC	190	131	59	70	14	56

NM Pebble Valley, LLC	137	-	137	179	-	179

Wysh Holdings, LLC	33	5	28	43	3	40

Lake Emily Holdings, LLC	32	-	32	39	-	39

NM Investment Management Company, LLC	18	18	-	4	4	-

Mason Street Advisors, LLC	8	8	-	30	30	-

GRO-SUB, LLC	3	3	-	2	2	-

NM Career Distribution Holdings, LLC	1	1	-	3	3	-

NM-SAS, LLC	-	-	-	7	4	3

Total other investment SCAs [2]	18,304	184	18,120	16,852	60	16,792

Total investments in SCAs	$18,572	$184	$18,388	$17,109	$60	$17,049

[1]	Reported in common and preferred stocks in the statutory statements of financial position.
[2]	Reported in other investments in the statutory statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2024. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022

		(in millions)

Bonds	$9,024	$8,044	$6,566

Mortgage loans	2,327	2,123	1,899

Common and preferred stocks	225	196	183

Real estate	314	322	310

Other investments	2,040	2,532	2,351

Policy loans	1,327	1,224	1,143

Amortization of IMR	(278)	(61)	292

Gross investment income	14,979	14,380	12,744

Less: investment expenses	1,164	1,156	976

Net investment income	$13,815	$13,224	$11,768

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the years ended December 31, 2024, 2023 and 2022 bond investment income included $35 million, $12 million and $51 million of prepayment fees, respectively, generated as a result of 98, 43 and 175 securities, respectively, tendered or otherwise redeemed as a result of a callable feature. For the years ended December 31, 2024 and 2023, the Company had $539 million and $406 million, respectively, of aggregate cumulative paid-in-kind interest included in the current principal value of bonds and mortgage loans in the statement of financial position.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statutory statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2024			December 31, 2023			December 31, 2022

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

	(in millions)

Bonds	$383	$(1,698)	$(1,315)	$202	$(2,868)	$(2,666)	$241	$(3,614)	$(3,373)
Mortgage loans	-	(58)	(58)	3	(41)	(38)	-	(28)	(28)
Common and preferred stocks	52	(37)	15	104	(21)	83	395	(112)	283
Real estate	150	(2)	148	58	-	58	23	(99)	(76)
Other investments	1,254	(1,273)	(19)	821	(1,073)	(252)	2,154	(2,403)	(249)

Subtotal	$1,839	$(3,068)	(1,229)	$1,188	$(4,003)	(2,815)	$2,813	$(6,256)	(3,443)

Less: IMR net gains (losses) before taxes			(1,192)			(2,921)			(3,902)
Less: Capital gains tax expense			59			142			171

Net realized capital gains (losses)			$(96)			$(36)			$288

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $26 billion, $26 billion, and $28 billion for the years ended December 31, 2024, 2023 and 2022, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022
		(in millions)

Bonds	$(16)	$(80)	$(107)

Common and preferred stocks	(33)	(10)	(17)

Mortgage loans	(43)	(37)	(25)

Real estate	-	-	(99)

Other investments	(83)	(32)	-

Total	$(175)	$(159)	$(248)

In addition to the realized capital losses above, $108 million, $99 million and $11 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2024, 2023 and 2022, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statutory statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statutory statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,

	2024	2023	2022
		(in millions)

Bonds	$(568)	$462	$(1,016)

Mortgage loans	(22)	6	(20)

Common and preferred stocks	282	221	(728)

Deposit funds	45	(24)	—

Other investments	1,095	(487)	81

Subtotal	832	178	(1,683)

Change in deferred taxes	(25)	(61)	134

Change in net unrealized capital gains and (losses)	$807	$117	$(1,549)

Changes in net unrealized capital gains and losses for the years ended December 31, 2024, 2023 and 2022 included the reversal of previously unrealized capital gains of $(1,177) million, $(1,920) million and $(1,461) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$39,899	$38,666	$(1,233)	$89,817	$77,300	$(12,517)

Structured securities	7,962	7,868	(94)	18,567	16,180	(2,387)

Common and preferred stocks	164	151	(13)	253	219	(34)

Total	$48,025	$46,685	$(1,340)	$108,637	$93,699	$(14,938)

	December 31, 2023

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,679	$5,499	$(180)	$111,062	$99,027	$(12,035)

Structured securities	1,643	1,630	(13)	26,805	24,302	(2,503)

Common and preferred stocks	65	58	(7)	317	278	(39)

Total	$7,387	$7,187	$(200)	$138,184	$123,607	$(14,577)

Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances. These declines in fair value were primarily attributable to the impact of higher market interest rates with no specific credit concerns. As of December 31, 2024, the Company does not intend to sell these securities and believes it has the ability to hold these securities until the anticipated recovery of the remaining amortized cost basis.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For securities without a full SVO credit analysis performed that are current on principal and interest the statutory basis of accounting allows the Company to assign a NAIC designation of “5GI” to such securities for reporting purposes. At December 31, 2024 and 2023, the statement and fair values of NAIC 5GI securities were as follows:

	December 31,

	2024			2023

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	84	$1,864	$1,802	93	$2,224	$2,089
Preferred stock	5	51	51	4	35	35
Loan-backed and structured securities	3	49	46	1	—	—

Total	92	$1,964	$1,899	98	$2,259	$2,124

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statutory statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statutory statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received.

Cash collateral received, and the liability to return that collateral which is included within other liabilities in the statutory statements of financial position, had the following characteristics during 2024 and 2023:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2024	$2,518	$2,483

June 30, 2024	$3,059	$2,946

September 30, 2024	$3,306	$3,254

December 31, 2024	$3,256	$3,208

March 31, 2023	$2,932	$2,917

June 30, 2023	$2,938	$2,895

September 30, 2023	$3,117	$2,797

December 31, 2023	$2,797	$2,492

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

During 2024 and 2023, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)

		(in millions)
March 31, 2024	$2,568	$2,537	$2,483
June 30, 2024	$3,130	$3,130	$2,946
September 30, 2024	$3,379	$3,321	$3,254
December 31, 2024	$3,331	$3,271	$3,208
March 31, 2023	$2,997	$2,985	$2,917
June 30, 2023	$3,008	$2,958	$2,895
September 30, 2023	$3,150	$2,855	$2,797
December 31, 2023	$2,861	$2,545	$2,492

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC designations of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2024 and 2023 was as follows:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	(in millions)
30 days or less	$721	$721	$512	$512
31-60 days	352	352	282	282
61-90 days	352	352	76	76
91-120 days	146	146	80	80
121-180 days	397	397	147	147
181-365 days	202	202	278	274
1-2 years	450	451	679	676
2-3 years	581	578	350	351
Over 3 years	5	5	66	66

Total	$3,206	$3,204	$2,470	$2,464

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with the Federal Home Loan Bank of Chicago and other counterparties in connection with repurchase agreements and derivative transactions.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. All restricted assets in the below table are admitted assets in 2024 and 2023. See Note 4 for more information regarding the Company’s derivative portfolio.

The statement value of restricted assets at December 31, 2024 and 2023, summarized by type of restriction, was as follows:

	December 31,
	2024	2023

	(in millions)
Loaned securities - repurchase agreements	$3,208	$2,492
Federal Home Loan Bank of Chicago pledged collateral	10,391	9,339
Derivative transactions	422	456
Federal Home Loan Bank of Chicago stock	158	135
Securities on deposit with states	3	3

Total restricted assets	$14,182	$12,425

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Statement Value	Fair Value	Statement Value	Fair Value

	(in millions)		(in millions)
Repurchase agreement collateral	$3,208	$3,271	$2,492	$2,545
Derivative collateral	1,414	1,414	1,068	1,068
Mortgage loan escrow	135	135	117	117
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$4,761	$4,824	$3,682	$3,735

At December 31, 2024 and 2023, derivative collateral received was less than $1 million and $5 million, respectively, related to the separate accounts. The obligation to return all other collateral received is reported as other liabilities in the statutory statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes, or otherwise do not meet the qualifications for statutory hedge accounting, are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
	(in millions)
Bonds:
General Account	$320	$251
Separate Accounts	-	-

Total bond collateral	$320	$251

Cash:
General Account	$1,414	$1,063
Separate Accounts	-	5

Total cash collateral	$1,414	$1,068

Bond collateral held in the general account is not reported in the statutory statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statutory statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The fair value of collateral posted by the Company at December 31, 2024 and 2023 was as follows:

	December 31,
	2024	2023
	(in millions)
Bonds posted for derivative support agreements:
General Account	$116	$73
Separate Accounts	2	2
Bonds posted for futures agreements:
General Account	89	178
Separate Accounts	14	15

Total bond collateral	$221	$268

Cash posted for derivative support agreements:
General Account	$187	$175
Separate Accounts	5	4
Cash posted for futures agreements:
General Account	-	-
Separate Accounts	9	9

Total cash collateral	$201	$188

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statutory statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statutory statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans and liabilities denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans or those owed on liabilities for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statutory statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $506 million and $499 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $148 million and $171 million for the years ended December 31, 2024 and 2023, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 11 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Investment Replications

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

Bond forward replications are used to replicate a long-term bond investment through the use of cash market instruments combined with a U.S. Treasury bond forward. U.S. Treasury bond forwards obligate the Company to buy or sell from a counterparty a specified security at a specified price at a future date. Bond forward replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31, 2024

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-	$-	$-

Interest rate swaps	2,151	-	-	1	(87)

Foreign exchange contracts:

Foreign currency swaps	16,717	1,310	(81)	1,628	(121)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	19	-	19	-

Interest rate floors	2,319	15	-	15	-

Interest rate swaps	11,245	118	(127)	118	(127)

Swaptions	4,778	379	-	379	-

Fixed income futures	11,966	-	-	-	-

Fixed income forwards	442	-	(1)	-	(1)

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	76	8	(1)	8	(1)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	4	-

Bond forwards:

Bond forwards	1,971	-	-	-	(212)

Total derivatives		$1,849	$(210)	$2,172	$(549)

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$150	$-	$-	$-	$-

Interest rate swaps	1,932	-	-	-	(113)

Foreign exchange contracts:

Foreign currency swaps	15,064	846	(155)	1,276	(209)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,705	25	-	25	-

Interest rate floors	2,473	32	(2)	32	(2)

Interest rate swaps	7,933	113	(124)	113	(124)

Swaptions	4,548	273	-	273	-

Fixed income futures	11,577	-	-	-	-

Fixed income forwards	183	1	-	1	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-	-	-

Foreign currency swaps	102	12	(2)	12	(2)

Investment replications

Interest rate contracts:

Interest rate swaps	673	-	-	10	(9)

Bond forwards:

Bond forwards	1,777	-	-	1	(92)

Total derivatives		$1,302	$(283)	$1,743	$(551)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statutory statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The effects of the Company’s use of derivative instruments on the statutory statements of operations and changes in surplus for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the year ended December 31, 2024
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	-	-	(68)

Foreign exchange contracts:

Foreign currency swaps	537	105	159

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	6

Interest rate floors	(12)	-	(4)

Interest rate swaps	2	-	(11)

Swaptions	101	-	(10)

Fixed income futures	(165)	(26)	-

Fixed income forwards	(1)	(3)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(2)	4	1

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	(1)

Bond forwards:

Bond forwards	-	(13)	-

Total derivatives	$457	$67	$72

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$-

Interest rate swaps	3	-	(72)

Foreign exchange contracts:

Foreign currency swaps	(462)	48	155

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(24)	-	4

Interest rate floors	3	-	(4)

Interest rate swaps	(3)	-	(5)

Swaptions	34	-	(10)

Fixed income futures	268	(396)	-

Fixed income forwards	7	(15)	-

Foreign exchange contracts:

Foreign currency forwards	-	-	-

Foreign currency swaps	(4)	-	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	(10)	-

Total derivatives	$(178)	$(373)	$70

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2022
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income

		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$3

Interest rate swaps	-	-	(12)

Foreign exchange contracts:

Foreign currency swaps	1,027	65	190

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	36	-	(2)

Interest rate floors	(17)	-	-

Interest rate swaps	(15)	-	-

Swaptions	139	-	(10)

Fixed income futures	(57)	(652)	-

Fixed income forwards	(8)	(91)	-

Foreign exchange contracts:

Foreign currency forwards	(46)	49	-

Foreign currency swaps	5	4	2

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Bond forwards:

Bond forwards	-	-	-

Total derivatives	$1,064	$(625)	$171

There were no changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting for the years ended December 31, 2024, 2023 and 2022. Realized gains and losses derived from derivative transactions are reported in Other Investments in the investing activities section of the statutory statements of cash flows.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

5.	Policy Benefit Reserves and Deposit Funds

General account policy benefit reserves at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023

	(in millions)

Life insurance reserves	$232,689	$224,837

Disability and long-term care active life reserves	8,972	8,260

Disability and long-term care unpaid claims and claim reserves	6,169	5,944

Annuity reserves	16,389	14,919

Total policy benefit reserves	$264,219	$253,960

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Historically, policy and contract reserves were determined in accordance with standard valuation methods approved by the OCI and were computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves were based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (PBR) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2024, the Company had $2.4 trillion of total life insurance in force, including $11 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

At December 31, 2024 and 2023, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$14,697	$14,570	$14,544	$14,378	$14,562	$14,397
Universal life with secondary guarantees	13	13	11	12	40	38
Other permanent cash value life insurance	-	-	198,911	192,206	205,364	198,033
Variable life	-	-	-	-	1,176	1,069
Variable universal life	13	10	13	10	101	62
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	5,139	5,347
Accidental death benefits	-	-	-	-	8	9
Disability - active lives	-	-	-	-	1,305	1,182
Disability - disabled lives	-	-	-	-	1,709	1,638
Miscellaneous reserves	-	-	-	-	3,121	3,087

Total gross life reserves [1]	14,723	14,593	213,479	206,606	232,525	224,862
Reinsurance ceded	-	-	-	-	1,112	1,150

Total net life insurance	$14,723	$14,593	$213,479	$206,606	$231,413	$223,712

1

This line includes only the Company’s general life reserves, whereas, the life insurance reserves presented in the general account policy benefit reserves table above include life and annuity unpaid claims.

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves

	December 31,
	2024	2023	2024	2023	2024	2023

			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$10,834	$9,712	$9,701	$8,688
Variable universal life	3,306	2,253	3,083	2,338	2,995	2,285

Total gross life reserves	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$3,306	$2,253	$13,917	$12,050	$12,696	$10,973

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the tables above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$228,298	$220,774
Accidental death benefits	8	9
Disability - active lives	1,305	1,182
Disability - disabled lives	1,706	1,636
Miscellaneous reserves	96	111

Subtotal net life insurance	231,413	223,712

From Separate Accounts Annual Statement:
Life insurance	12,696	10,973

Combined Total	$244,109	$234,685

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statutory statements of operations.

Deposit Funds

Deposit fund liabilities at December 31, 2024 and 2023 were $15.8 billion and $13.1 billion, respectively. Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract (or if a supplementary contract was not previously elected for the beneficiary by the policy owner), the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $255 million and $262 million at December 31, 2024 and 2023, respectively. Accounts were credited with interest at annual rates ranging from 4.00% to 5.18% and 3.66% to 5.20% during 2024 and 2023, respectively. The crediting interest rates changed 41 times and 46 times during 2024 and 2023, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC) and issues funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested in assets which generally have higher yields than the interest charges on the corresponding funding agreements. The Company is required to pledge collateral to the FHLBC in the form of eligible investments when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2024 and 2023, the Company held $158 million and $135 million of FHLBC activity stock, respectively. The amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)

	(in millions)
December 31, 2024	$10,391	$9,287
December 31, 2023	9,339	8,352

(1)	Includes amounts in excess of minimum requirements

The maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
		(in millions)
December 31, 2024	$10,409	$9,362	$3,311
December 31, 2023	9,468	8,149	2,834

The amount borrowed from FHLBC, in the form of funding agreements, was as follows:

	December 31,	December 31,
	2024	2023
	(in millions)	(in millions)

Borrowed	$3,556	$3,011

Deposit fund reserves	$3,563	$3,019

Max borrowed during the year	$3,574	$3,436

Borrowing capacity as determined by insurer	$16,000	$16,000

The Company does not have prepayment obligations for these funding agreements.

The Company has established a $20 billion global FABN program. As part of this program, a special purpose entity issues notes (Notes) with a term of three to ten years to investors. Note proceeds are used to purchase funding agreements from the Company. The issued funding agreements have payment terms substantially identical to the Notes. As of December 31, 2024 and 2023, the Company had issued and outstanding funding agreements of $8.3 billion and $6.2 billion, respectively.

The Company has established a funding agreement-backed commercial paper program (the “FACP Program”). Under the FACP Program, a special purpose entity, Northwestern Mutual ShortTerm Funding, LLC (“NMSTF”), may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to NMSTF. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FACP Program is $8.0 billion. The Company had outstanding FACP Program funding agreements of $251 million as of December 31, 2024 and none outstanding as of December 31, 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For all deposit type contracts, reserves reflect the accumulated value. For funding agreements with fixed rate interest payments, the Company utilizes valuation interest rates to calculate the present value (floored at the accumulated value) of any future cash flow amounts. Amounts in excess of accumulated values are recorded as an additional reserve and are reported in the deposit fund reserve balance above.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2024 and 2023, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$216	$195	$-	$-	$216	$195
- at book value less surrender charge of 5% or more	79	81	-	-	79	81
- at fair value	-	-	21,935	21,204	21,935	21,204

Total with market value adjustment or at fair value	295	276	21,935	21,204	22,230	21,480
- at book value without adjustment	1,295	1,457	-	-	1,295	1,457
Not subject to discretionary withdrawal	12,600	11,024	281	268	12,881	11,292

Total gross individual annuities	14,190	12,757	22,216	21,472	36,406	34,229
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$14,190	$12,757	$22,216	$21,472	$36,406	$34,229

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$11	$14	$11	$14

Total with market value adjustment or at fair value	-	-	11	14	11	14
Not subject to discretionary withdrawal	2,199	2,162	5,385	5,472	7,584	7,634

Total gross group annuities	2,199	2,162	5,396	5,486	7,595	7,648
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$2,199	$2,162	$5,396	$5,486	$7,595	$7,648

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$419	$314	$-	$-	$419	$314
- at fair value	-	-	32	30	32	30

Total with market value adjustment or at fair value	419	314	32	30	451	344
- at book value without adjustment	2,829	3,153	-	-	2,829	3,153
Not subject to discretionary withdrawal	12,550	9,605	-	-	12,550	9,605

Total gross deposit-type contracts	15,798	13,072	32	30	15,830	13,102
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$15,798	$13,072	$32	$30	$15,830	$13,102

Total annuity reserves and deposit funds	$32,187	$27,991	$27,644	$26,988	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $3 million of those reserves will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2025.

The following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2024 and 2023.

	December 31,
	2024	2023

	(in millions)
From Life, Accident & Health Annual Statement:
Annuities	$14,412	$13,078
Supplementary contracts with life contingencies	1,977	1,841
Deposit-type contracts	15,798	13,072

Subtotal net annuity reserves	32,187	27,991
From Separate Accounts Annual Statement:
Annuities	27,331	26,690
Supplementary contracts	281	268
Other contract deposit funds	32	30

Subtotal net annuity reserves	27,644	26,988

Combined Total	$59,831	$54,979

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2024 and 2023 were as follows:

	For the years ended

	December 31,
	2024	2023

	(in millions)

Balance at January 1	$5,944	$5,528

Incurred related to:
Current year	1,156	1,155
Prior years	(50)	98

Total incurred	1,106	1,253

Paid related to:
Current year	(54)	(50)
Prior years	(827)	(787)

Total paid	(881)	(837)

Balance at December 31	$6,169	$5,944

Changes in reserves for incurred claims related to prior years are generally the result of differences between claim experience assumed in reserve calculations and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2024 and 2023, reserves required as a result of AAT were as follows:

	December 31,
	2024	2023

	(in millions)

Annuities and deposit funds	$50	$50
Life insurance	-	-

Total reserves	$50	$50

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Statutory Minimum Reserves

The Company has the option to establish policy benefit and deposit fund reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $1,819 million and $1,565 million at December 31, 2024 and 2023, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statutory statements of financial position.

Deferred and uncollected premiums at December 31, 2024 and 2023 were as follows:

	December 31, 2024		December 31, 2023

	Gross	Net	Gross	Net

	(in millions)		(in millions)

Ordinary new business	$346	$214	$366	$232
Ordinary renewal	3,536	2,856	3,431	2,778

Total deferred and uncollected premiums	$3,882	$3,070	$3,797	$3,010

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

7.	Separate Accounts

Separate account liabilities at December 31, 2024 and 2023 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,
	2024	2023	2024	2023	2024	2023

	(in millions)

Separate account reserves	$12,696	$10,973	$27,644	$26,988	$40,340	$37,961
Non-policy liabilities					332	255

Total separate account liabilities					$40,672	$38,216

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $8 million attributable to GMDB at both December 31, 2024 and 2023.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.6 billion and $1.5 billion for the years ended December 31, 2024 and 2023, respectively. These amounts are reported as premiums in the statutory statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statutory statements of operations. The following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these statutory financial statements:

	At and for the years ended December 31,

	2024	2023	2022

	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,657	$1,557	$1,670

Transfers from separate accounts	(3,156)	(2,564)	(2,160)

Net transfers from separate accounts	$(1,499)	$(1,007)	$(490)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2024 and 2023 and does not expect to make a contribution to the plans during 2025.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. Additionally, the Company does not provide a subsidy for retiree health care coverage for employees retiring on or after January 1, 2022.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,364	$4,996	$70	$76

Changes in plan assets:

Actual return on plan assets	128	560	2	5

Actual plan benefits paid	(205)	(192)	(13)	(11)

Fair value of plan assets at December 31	$5,287	$5,364	$59	$70

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices. The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2024 and 2023 were as follows:

	Target Allocation		Actual Allocation

	2024	2023	2024	2023

Bonds	73%	73%	72%	73%

Equity investments	26%	26%	27%	26%

Other investments	1%	1%	1%	1%

Total assets	100%	100%	100%	100%

At each of December 31, 2024 and 2023, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2024 and 2023 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Projected benefit obligation at January 1	$5,673	$5,247	$457	$457

Changes in benefit obligation:

Service cost of benefits earned	205	192	5	5

Interest cost on projected obligations	267	255	20	21

Projected gross plan benefits paid	(223)	(214)	(25)	(27)

Experience (gains)/losses	(491)	193	(39)	1

Projected benefit obligation at December 31	$5,431	$5,673	$418	$457

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.2 billion and $5.4 billion for the years ended December 31, 2024 and 2023, respectively. Experience (gains)/losses for each of the years ended December 31, 2024 and 2023 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2024 and 2023 and the net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023
Projected benefit obligation:

Weighted average discount rate	5.49%	4.80%	5.47%	4.79%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	5.46%	4.78%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2024	2023	2022	2024	2023	2022
Net periodic benefit cost:
Weighted average discount rate	4.80%	5.00%	2.77%	4.79%	4.98%	2.72%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.00%	5.25%	6.25%	6.00%	5.25%
Cash balance plan interest crediting rate	4.78%	4.99%	3.00%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2024	2023

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2025	2024

The Company’s exposure to medical inflation is limited to a maximum annual increase of 3%. In the event annual premiums increase greater than 3% plan participants are responsible for the balance of premiums which exceeded the 3% limit.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Benefit Plan Funded Status

The following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2024 and 2023.

	Defined Benefit Plans		Postretirement Benefit Plans

	2024	2023	2024	2023

	(in millions)		(in millions)

Fair value of plan assets	$5,287	$5,364	$59	$69

Projected benefit obligation	5,431	5,673	418	457

Funded status	(144)	(309)	(359)	(388)

Nonadmitted asset	(953)	(853)	-	-

Financial statement liability	$(1,097)	$(1,162)	$(359)	$(388)

The PBO for defined benefit plans above included $1,097 million and $1,162 million related to unfunded non-qualified plans at December 31, 2024 and 2023, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 122% and 119% of the projected benefit obligations of these plans at December 31, 2024 and 2023, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other changes in surplus in the statutory statements of changes in surplus.

Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2024 and 2023:

	For the year ended December 31, 2024

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(777)	$65	$211	$12	$148

Amortization from surplus into net periodic benefit cost	29	(25)	(6)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	259	-	-	29	-

Balance at December 31	$(489)	$40	$205	$40	$136

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	For the year ended December 31, 2023

	Defined Benefit Plans			Postretirement Benefit Plans
	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits

	(in millions)			(in millions)
Balance at January 1	$(863)	$90	$241	$20	$160

Amortization from surplus into net periodic benefit cost	36	(25)	(30)	(1)	(12)

Changes in plan assets and benefit obligations recognized in surplus	50	-	-	(7)	-

Balance at December 31	$(777)	$65	$211	$12	$148

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2024, 2023 and 2022 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2024	2023	2022	2024	2023	2022

	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$205	$192	$240	$5	$5	$8

Interest cost on projected obligations	267	255	173	20	21	13

Amortization of experience losses	29	36	34	(1)	(1)	4

Amortization of prior service (credits) costs	(25)	(25)	(25)	(12)	(12)	(12)

Amortization of initial net asset	(6)	(31)	(16)	-	-	-

Expected return on plan assets	(329)	(294)	(337)	(4)	(5)	(5)

Net periodic benefit cost (credit)	$141	$133	$69	$8	$8	$8

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2025 through 2034 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2025	$228	$26

2026	285	26

2027	294	26

2028	302	26

2029	312	25

2030-2034	1,699	129

Total	$3,120	$258

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company may provide a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2024, 2023 and 2022, the Company expensed total contributions to these plans of $40 million, $39 million and $37 million, respectively. In lieu of making matching contributions to the employee 401(k) plan in 2024, 2023 and 2022, the Company awarded additional cash balance credits.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60 - 80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2024 and 2023, the net amount due from NLTC under this agreement was $53 million and $48 million, respectively.

Amounts in the statutory financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.6 billion at both December 31, 2024 and 2023. The Company does not have any reinsurance contracts that are subject to Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2024, 2023 and 2022 were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Direct premium revenue	$23,532	$22,213	$22,500

Premiums assumed	905	866	840

Premiums ceded	(1,119)	(1,076)	(1,052)

Premium revenue	$23,318	$22,003	$22,288

Direct benefit expense	$24,738	$23,564	$23,494

Benefits assumed	1,116	1,017	771

Benefits ceded	(805)	(797)	(824)

Total benefits	$25,049	$23,784	$23,441

In addition, the Company received $111 million, $115 million and $120 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts are reported in other income in the statutory statements of operations. For the years ended December 31, 2024, 2023 and 2022, the Company incurred $121 million, $113 million and $116 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2024 and 2023 that were considered by the Company to be uncollectible. No reinsurance contracts were identified which require disclosure under paragraph 79-84 of SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	Mason Street Advisors, LLC
NML Real Estate Holdings, LLC & subsidiaries	NM GP Holdings, LLC & subsidiaries
NML Securities Holdings, LLC & subsidiaries	NM Pebble Valley, LLC
Northwestern Mutual MU TLD Registry, LLC	Northwestern Mutual Registry, LLC
Northwestern Mutual Wealth Management Company	QOZ Holding Co, LLC & subsidiaries
NM Investment Holdings, LLC	NM Career Distrib. Holdings, LLC & subsidiaries
GRO-SUB, LLC	NM SAS, LLC & subsidiaries
NM Investment Management Co., LLC & subsidiaries	NM VI Holdings, LLC & subsidiaries
Northwestern Long Term Care Ins. Co	Wysh Holdings, LLC & subsidiaries
Wysh Life & Health Insurance Co. & subsidiaries	Lake Emily Holdings, LLC & subsidiaries
NMU Holdings, LLC & subsidiaries

The Company collects from or refunds to these entities their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these entities determine their share of consolidated tax payments or refunds as if each entity filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the statutory statements of operations for the years ended December 31, 2024, 2023 and 2022 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2024	2023	2022

	(in millions)
Tax payable on ordinary income	$290	$220	$154
Low income housing tax credits	(167)	(167)	(161)
Other tax credits	(221)	(48)	(133)
Change in contingent tax liabilities	—	—	(20)

Total current tax expense (benefit)	$(98)	$5	$(160)

In addition to current income tax expense (benefit) related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads, are deferred to the IMR net of any related tax expense or benefit. Current tax (benefit) expense of $(250) million, $(613) million and $(819) million was included in net IMR deferrals for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, net realized capital gains and losses as reported in the statutory statements of operations included current tax expense of $59 million, $142 million and $171 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2024, 2023 and 2022 differs from the amount obtained by applying the statutory rate of 21% to gain (loss) from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2024	2023	2022

	(in millions)

Provision computed at statutory rate	$(141)	$(433)	$(626)

Adjustments to the statutory rate:

Subsidiary distributions	(216)	(376)	(282)

Tax credits	(241)	(247)	(296)

Amortization of IMR	58	13	(61)

Dividends received deduction	(50)	(41)	(44)

Employee benefits	9	5	(15)

Deferred adjustments	85	(94)	86

Other	12	98	(27)

Total statutory income tax (benefit)	$(484)	$(1,075)	$(1,265)

Federal income tax (benefit) expense reported on the statutory statements of operations	$(98)	$5	$(160)

Capital gains tax (benefit), net of IMR transfers	(191)	(472)	(648)

Change in net deferred tax assets	(195)	(608)	(457)

	$(484)	$(1,075)	$(1,265)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made (received) net income tax payments (refunds), including subsidiaries, of $(391) million, $0 million and $135 million to (from) the IRS during the years ended December 31, 2024, 2023 and 2022, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2024, 2023 and 2022 that are available for recoupment are $1 million, $0 million and $1 million, respectively.

Federal income tax returns for 2018 and prior years are closed as to further assessment of tax. Income taxes payable in the statutory statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date. The Company had no deposits admitted under Section 6603 of the Code.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Changes in contingent tax liabilities are charged or credited to operations in the year that such determination is made by the company. For the years ended December 31, 2024 and 2023 contingent liabilities were as follows:

For the years ended December 31,
	2024	2023

(in millions)
Balance at January 1	$-	$-
(Reductions) additions for tax positions of prior years	-	-

Balance at December 31	$-	$-

There were no uncertain tax positions or interest-related expense included in contingent tax liabilities at December 31, 2024 and 2023.

The Inflation Reduction Act created a new corporate minimum tax (CAMT) effective for calendar year taxpayers January 1, 2023. The company is an applicable reporting entity and the accompanying statutory financial statements include an estimated impact of the CAMT of zero for years ended December 31, 2024 and 2023.

The components of net deferred tax assets reported in the statutory statements of financial position at December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023	Change

	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,468	$1,362	$106
Investments	785	651	134
Policy benefit liabilities	2,107	1,968	139
Benefit plan obligations	531	545	(14)
Capitalized R&D	180	265	(85)
Fixed assets	20	21	(1)
Other	132	149	(17)

Gross deferred tax assets	5,223	4,961	262

Nonadmitted deferred tax assets	-	333	(333)

Gross admitted deferred tax assets	5,223	4,628	595

Deferred tax liabilities:
Investments	1,618	1,480	138
Other	729	776	(47)

Gross deferred tax liabilities	2,347	2,256	91

Net deferred tax assets	$2,876	$2,372	$504

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2024 and 2023.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Significant components of the calculation of net admitted deferred tax assets at December 31, 2024 and 2023 were as follows (in millions):

	December 31, 2024			December 31, 2023				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,438	$785	$5,223	$4,310	$651	$4,961	$128	$134	$262
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,438	785	5,223	4,310	651	4,961	128	134	262
Deferred tax assets nonadmitted	-	-	-	333	-	333	(333)	-	(333)

Subtotal net admitted deferred tax asset	4,438	785	5,223	3,977	651	4,628	461	134	595
Deferred tax liabilities	729	1,618	2,347	776	1,480	2,256	(47)	138	91

Net admitted deferred tax asset/ (liability)	$3,709	$(833)	$2,876	$3,201	$(829)	$2,372	$508	$(4)	$504

	December 31, 2024			December 31, 2023			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$121	$121	$-	$(121)	$(121)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,582	312	2,894	2,078	173	2,251	$504	$139	$643
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,856	473	2,329	1,900	356	2,256	$(44)	$117	$73

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,438	$785	$5,223	$3,978	$650	$4,628	$460	$135	$595

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,894			$2,251			$643

b. Adjusted gross deferred tax assets allowed per limitation threshold			$4,328			$4,186			$142

Ratio percentage used to determine recovery period and threshold limitation amount			1058%			1031%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$28,855			$27,908

Refinement of reversal patterns resulted in additional deferred tax assets (DTAs) to be admitted for the year ended December 31, 2024. The impact was not material to net admitted DTAs.

All gross deferred tax liabilities have been recognized at December 31, 2024 and 2023. The Company did not employ tax planning strategies in its valuation allowance assessment at December 31, 2024 and 2023. The Company employed tax planning strategies that rely on the use of reinsurance in its determination of the net admitted ordinary DTAs at December 31, 2024. The Company did not employ tax planning strategies in its determination of any net admitted DTAs at December 31, 2023. At December 31, 2024 and 2023, the percentage of ordinary character net DTAs admitted as a result of tax planning strategies was 4% and 0%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate acquisitions, mortgage loans and other investments. These forward commitments aggregated to $8.7 billion and $7.9 billion at December 31, 2024 and 2023, respectively, and were extended at market interest rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2024.

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives and financial representative programs (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than 1 year to 14 years at December 31, 2024.

The following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2024 and 2023, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2024			December 31, 2023

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation	$93		$9	$119		$1

Guarantees of real estate obligations	552		6	497		5

Guarantees issued on behalf of wholly-owned subsidiaries	47		-	62		-

Guarantees on behalf of field loan support program	100		-	74		-

Total guarantees	$792		$15	$752		$6

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was most recently amended in 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed $15 million of capital to NLTC in each of the years ended December 31, 2024 and 2023. The Company has contributed a total of $260 million to NLTC through December 31, 2024. The Company reported a payable to NLTC of $73 million and $62 million at December 31, 2024 and 2023, respectively, which is reported in other liabilities in the statutory statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and outstanding at December 31, 2024:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
			(in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,379	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	323	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,171	49	246	3.625%	9/30/2059
2021 Notes	3/22/2021	900	897	31	117	3.450%	3/30/2051

	Total	$4,671	$4,491	$200	$2,065

Each series of notes was distributed pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended. Interest on the 2010, 2017, and 2019 notes is payable semi-annually on March 30 and September 30 while interest on the 2021 notes is payable semi-annually on June 30 and December 30. All interest payments are subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 and 2021 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017, 2019, and 2021 notes are redeemable, at par, in the event of certain defined tax events.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. The Company is not aware of any single investor that holds 10% or more of the 2010, 2017, 2019, or 2021 notes, with the exception of Nippon Life Insurance Company of Japan, which held $250 million in principal amount of the 2010 notes at December 31, 2024.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Accounting Principles No. 100—Revised, Fair Value Measurements (SSAP 100R). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“Level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“Level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“Level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For financial instruments included in the scope of SSAP 100R, the statement value and fair value at December 31, 2024 and 2023 were as follows:

	December 31, 2024

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$201,544	$187,459	$4,021	$161,712	$21,726	$-
Mortgage loans	57,078	52,939	-	-	52,939	-
Common and preferred stocks	2,789	2,797	1,761	531	505	-
Policy loans	20,039	20,039	-	-	20,039	-
Other investments	2,303	2,591	-	2,373	218	-
Cash and short-term investments	8,052	8,052	1,211	6,841	-	-

Separate account assets	40,672	40,672	36,774	2,584	776	538

General account liabilities:
Investment-type insurance reserves	$17,218	$16,840	$-	$-	$16,840	$-
Liabilities for repurchase agreements	3,208	3,208	-	3,208	-	-
Derivative liabilities	210	549	-	549	-	-

Separate account liabilities	40,672	40,672	36,774	2,584	776	538

	December 31, 2023

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

			(in millions)
General account investment assets:
Bonds	$191,692	$179,471	$3,785	$155,552	$20,134	$-
Mortgage loans	53,361	49,097	-	-	49,097	-
Common and preferred stocks	2,337	2,340	1,473	392	475	-
Policy loans	19,003	19,003	-	-	19,003	-
Other investments	1,657	2,076	-	1,936	140	-

Cash and short-term investments	8,826	8,826	1,562	7,264	-	-

Separate account assets	38,216	38,216	34,183	2,705	777	551
General account liabilities:
Investment-type insurance reserves	$14,605	$13,797	$-	$-	$13,797	$-
Liabilities for repurchase agreements	2,492	2,492	-	2,492	-	-
Derivative liabilities	283	551	-	551	-	-

Separate account liabilities	38,216	38,216	34,183	2,705	777	551

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Bonds

Bonds classified as Level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist primarily of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as Level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as Level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Other Investments

Other investments primarily consist of derivative assets (as described above), the Company’s investment in surplus note issuances of other mutual insurance companies and residual tranches. The surplus note instruments are classified as Level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The fair value of residual tranches is derived using non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs and therefore is classified as Level 3.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as Level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value. Separate account assets for which fair value is determined by a Net Asset Value (NAV) are mutual funds for which the NAV is used as a practical expedient as allowed under SSAP 100R.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100R are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies, funding agreements and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statutory statements of financial position at December 31, 2024 and 2023.

	December 31, 2024

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

		(in millions)
General account:
Bonds	$280	$1	$294	$-	$575
Common and preferred stocks	1,761	1	479	-	2,241
Money market mutual funds	1,162	-	-	-	1,162
Other investments	-	539	206	-	745
Derivative liabilities	-	129	-	-	129

Total general account	$3,203	$670	$979	$-	$4,852

Separate accounts:
Mutual fund investments	$35,244	$-	$-	$-	$35,244
Other benefit plan assets/liabilities	46	29	6	3	84
Pension and postretirement assets:
Bonds	566	2,458	112	-	3,136
Common and preferred stock	834	1	74	535	1,444
Cash and short-term securities	34	88	-	-	122
Other assets/liabilities	50	8	584	-	642

Subtotal pension and postretirement assets	1,484	2,555	770	535	5,344

Total separate accounts	$36,774	$2,584	$776	$538	$40,672

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

	December 31, 2023

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$21	$-	$219	$-	$240
Common and preferred stocks	1,472	1	475	-	1,948
Money market mutual funds	1,391	-	-	-	1,391
Other investments	-	456	120	-	576
Derivative liabilities	-	128	-	-	128

Total general account	$2,884	$585	$814	$-	$4,283

Separate accounts:
Mutual fund investments	$32,726	$-	$-	$-	$32,726
Other benefit plan assets/liabilities	23	24	6	3	56
Pension and postretirement assets:
Bonds	501	2,626	133	-	3,260
Common and preferred stock	810	-	63	548	1,421
Cash and short-term securities	33	46	-	-	79
Other assets/liabilities	90	9	575	-	674

Subtotal pension and postretirement assets	1,434	2,681	771	548	5,434

Total separate accounts	$34,183	$2,705	$777	$551	$38,216

During 2024 and 2023, transfers into Level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of Level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities.

The following tables summarize the changes in fair value of Level 3 financial instruments for the years ended December 31, 2024 and 2023.

For the year ended December 31, 2024	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$475	$219	$120	$777

Realized gains/(losses)	(28)	(8)	-	40

Unrealized gains/(losses)	10	14	(18)	6

Purchases	104	14	120	86

Sales	(82)	(16)	(16)	(136)

Net discount/premium	-	-	-	1

Transfers into Level 3	-	136	-	3

Transfers out of Level 3	-	(65)	-	(1)

Fair value, end of period	$479	$294	$206	$776

The Northwestern Mutual Life Insurance Company

Notes to the Statutory Financial Statements

December 31, 2024, 2023 and 2022

For the year ended December 31, 2023	General account common and preferred stock	General account bonds	General account other investments	Separate account assets

	(in millions)
Fair value, beginning of period	$533	$55	$38	$759

Realized gains/(losses)	32	(33)	-	37

Unrealized gains/(losses)	(60)	(27)	(8)	34

Issuances	-	-	-	-

Purchases	68	21	90	66

Sales	(100)	(2)	-	(119)

Settlements	-	-	-	-

Net discount/premium	2	(2)	-	1

Transfers into Level 3	-	207	-	-

Transfers out of Level 3	-	-	-	(1)

Fair value, end of period	$475	$219	$120	$777

The fair values of Level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”) as of December 31, 2024 and for the year then ended and our report thereon is presented in this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental selected statutory financial data, investment risk interrogatories, and summary investment schedule (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 17, 2025

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Office of the Commissioner of Insurance of Wisconsin subjected to audit procedures by independent auditors.

(in millions)
Investment Income Earned:

U.S. Government bonds	$137

Other bonds (unaffiliated)	8,887

Bonds of affiliates	—

Preferred stocks (unaffiliated)	27

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	49

Common stocks of affiliates	150

Mortgage loans	2,327

Real estate	314

Premium notes, policy loans and liens	1,327

Cash on hand and on deposit	2

Short-term investments	447

Other investments	1,506

Derivative instruments	72

Aggregate write-ins for investment income	13

Gross investment income	$15,257

Real Estate Owned - Book Value less Encumbrances	$2,791

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	1

Commercial mortgages	57,077

Total mortgage loans	$57,078

Mortgage Loans by Standing - Book Value:

Good standing	$56,999

Good standing with restructured terms	—

Interest overdue more than 90 days, not in foreclosure	—

Foreclosure in process	79

Other Long Term Assets - Statement Value	$28,738

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$551

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Bonds and Short-Term Investments by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:

Due within one year or less	$21,360

Over 1 year through 5 years	68,893

Over 5 years through 10 years	52,753

Over 10 years through 20 years	27,641

Over 20 years	37,459

No Maturity Date	280

Total by Maturity	$208,385

Bonds by NAIC Designation - Statement Value:

NAIC 1	$123,351

NAIC 2	72,271

NAIC 3	5,903

NAIC 4	3,863

NAIC 5	2,602

NAIC 6	395

Total by NAIC Designation	$208,385

Total Bonds Publicly Traded	$116,671

Total Bonds Privately Placed	$91,714

Preferred stocks - Statement Value	$613

Common stocks - Market Value	$2,727

Short Term Investments - Book Value	$2,638

Options, Caps & Floors Owned - Statement Value	$412

Options, Caps & Floors Written and In Force - Statement Value	$—

Collar, Swap & Forward Agreements Open - Statement Value	$1,227

Futures Contracts Open - Current Value	$—

Cash on deposit	$49

Life Insurance In Force:

Industrial	$—

Ordinary	$2,387,409

Credit life	$—

Group life	$8,255

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Amount of Accidental Death Insurance in

Force Under Ordinary Policies	$4,207

Life Insurance Policies with Disability Provisions In Force

Industrial	$—

Ordinary	$1,394,376

Credit life	$—

Group life	$7,193

Supplementary Contracts In Force:

Ordinary - Not Involving Life Contingencies:

Amount on deposit	$2,292

Income payable	$82

Ordinary - Involving Life Contingencies

Income payable	$172

Group - Not Involving Life Contingencies

Amount of deposit	$—

Income payable	$—

Group Involving Life Contingencies

Income payable	$—

Annuities - Ordinary:

Immediate - amount of income payable	$675

Deferred - fully paid account balance	$661

Deferred - not fully paid - account balance	$22,821

Annuities - Group:

Amount of income payable	$—

Fully paid account balance	$962

Not fully paid - account balance	$6,633

Accident and Health Insurance - Premiums In Force:

Group	$124

Other	$1,496

Credit	$—

The Northwestern Mutual Life Insurance Company

Selected Statutory Financial Data

As of and for the year ended December 31, 2024

(in millions)
Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$12,694

Dividend accumulations - account balance	$52

Claim Payments - 2024:

Group Accident and Health

Year Ended December 31, 2024:
2024	$4

2023	$5

2022	$3

2021	$2

2020	$1

Prior	$11

Other Accident and Health:
2024	$49

2023	$136

2022	$102

2021	$83

2020	$60

Prior	$425

Other coverages that use developmental methods to calculate

Claims Reserves:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

Prior	$—

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

Answer the following interrogatories by stating the applicable U.S. Dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity’s aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity’s total admitted assets as reported on Page 2 of this Annual Statement.	$337,652

2.

State by investment category the 10 largest exposures to a single issuer/borrow/investment, excluding U.S. Government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as, exempt, property occupied by the company and policy loans.

	1	2	2	3
	Issuer	Description of Exposure	Amount	Percentage of Total
			(in millions)	Admitted Assets
2.01	Exelon Corp	Bonds, Stocks, TCI	$1,056	0.3%
2.02	Southern Co	Bonds, Stocks, TCI	$1,035	0.3%
2.03	Unitedhealth Group Inc	Bonds, Stocks, TCI	$1,010	0.3%
2.04	Duke Energy Corp	Bonds, Stocks	$990	0.3%
2.05	Bank Of America Corp	Bonds, Stocks	$974	0.3%
2.06	Berkshire Hathaway—Utility	Bonds	$929	0.3%
2.07	Sempra Energy	Bonds, Stocks	$894	0.3%
2.08	Enbridge Inc	Bonds	$891	0.3%
2.09	Dte Energy Co	Bonds, Stocks, TCI	$843	0.3%
2.10	Elevance Health Inc	Bonds, Stocks	$763	0.2%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designations.

Bonds	1	2	Preferred Stocks	3	4
	(in millions)			(in millions)
NAIC-1	$123,351	36.5%	NAIC-1	$363	0.1%
NAIC-2	$72,271	21.4%	NAIC-2	$186	0.1%
NAIC-3	$5,903	1.7%	NAIC-3	$0	—%
NAIC-4	$3,863	1.1%	NAIC-4	$0	—%
NAIC-5	$2,602	0.8%	NAIC-5	$51	—%

NAIC-6	$395	0.1%	NAIC-6	$13	—%

4.

State the amounts and percentages of the reporting entity’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86 – Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions), including

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets Yes ( ) No (X)
		1	2
		(in millions)
4.02	Total admitted assets held in foreign investments	$33,626	10.0%
4.03	Foreign-currency denominated investments of	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

If response to 4.01 above is yes, detail is not required for interrogatories 5 – 10.

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2

		(in millions)

5.01	NAIC-1	$29,797	8.8%

5.02	NAIC-2	$3,580	1.1%

5.03	NAIC-3 or below	$249	0.1%

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)

6.01	UNITED KINGDOM	$12,088	3.6%

6.02	AUSTRALIA	$5,823	1.7%

	Countries designated NAIC-2

6.03	MEXICO	$850	0.3%

6.04	INDONESIA	$563	0.2%

	Countries designated NAIC – 3 or below:

6.05	SOUTH AFRICA	$149	0.0%

6.06	LIBERIA	$30	0.0%

	1	2
	(in millions)

7. Aggregate unhedged foreign currency exposure:	$162	0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
		(in millions)

8.01	Countries designated NAIC-1	$162	0.0%

8.02	Countries designated NAIC-2	$—	0.0%

8.03	Countries designated NAIC-3 or below	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC – 1:	(in millions)
9.01	UNITED KINGDOM	$84	0.0%
9.02	IRELAND	$63	0.0%

	Countries designated NAIC-2
9.03		$—	0.0%
9.04		$—	0.0%

	Countries designated NAIC – 3 or below:
9.05		$—	0.0%
9.06		$—	0.0%

10.	List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4

				Percentage of Total

	Issuer	NAIC	Amount	Admitted Assets
		Designation
			(in millions)

10.01	BROOKFIELD INFRASTRUCTURE PART	2	$674	0.2%

10.02	HEATHROW FUNDING LTD	2	$527	0.2%

10.03	CHANEL LTD	1	$481	0.2%

10.04	HSBC HOLDINGS PLC	2	$471	0.2%

10.05	PFIZER INC	1	$464	0.1%

10.06	SCOTTISH MORTGAGE INVESTMENT	1	$447	0.1%

10.07	QUADGAS HOLDINGS TOPCO LIMITED	2	$444	0.1%

10.08	BANCO SANTANDER SA	2	$436	0.1%

10.09	UNIVERSITY OF EDINBURGH	1	$394	0.1%

10.10	SUMITOMO MITSUI FINANCIAL GR	2	$394	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 11?                              Yes (X) No ( )

(in millions)

$—	0.0%

$—	0.0%

$—	0.0%

$—	0.0%

12.

Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 12?                    Yes (X) No ( )

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

	1	2	3
(in millions)

12.02	Aggregate statement value of investments with contractual sales restrictions Largest 3 investments with contractual sales restrictions	$—	0.0%

	12.03	$—	0.0%

	12.04	$—	0.0%

	12.05	$—	0.0%

13.

Amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

13.01 Assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 13?                                       Yes ()  No (X)

1	3	4
Issuer	Amount	Percentage of Total Admitted Assets
	(in millions)
13.02 NML SECURITIES HOLDINGS LLC	$15,939	4.7%
13.03 NML REAL ESTATE HOLDINGS LLC	$1,243	0.4%
13.04 NMC PRIV EQUITY PARTNERS LP	$644	0.2%
13.05 ARES PATHFINDER CORE FUND LP	$520	0.2%
13.06 QOZ HOLDING COMPANY, LLC	$478	0.1%
13.07 NORTHWESTERN LONG TERM CARE	$283	0.1%
13.08 NORTHWOODS CONSOLIDATED	$278	0.1%
13.09 NM WEALTH MANAGEMENT CO	$268	0.1%
13.10 NMIS LLC	$223	0.1%
13.11 OAKTREE OPPORTUNITIES FUND XI	$220	0.1%

14.

Amounts and percentages of the reporting entity’s total admitted held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

14.01 Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 14?                         Yes (X)  No ( )

1	2	3
(in millions)
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.0%
Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$—	0.0%
14.04	$—	0.0%
14.05	$—	0.0%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests (included in other equity securities).

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 15                               Yes (X)   No ( )

1	2	3
(in millions)

15.02 Aggregate statement value of investments held in general partnership interests	$—	0.0%

Largest 3 investments in general partnership interests:

15.03	$—	0.0%

15.04	$—	0.0%

15.05	$—	0.0%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans (reported in Schedule B).

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 16?                                Yes ( )  No (X)

Largest 10 aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

1		2	3

Type (Residential, Commercial, Agricultural)		Amount	Percentage of Total Admitted Assets
		(in millions)
16.02	Commercial	$438	0.1%
16.03	Commercial	$309	0.1%
16.04	Commercial	$300	0.1%
16.05	Commercial	$295	0.1%
16.06	Commercial	$286	0.1%
16.07	Commercial	$265	0.1%
16.08	Commercial	$259	0.1%
16.09	Commercial	$259	0.1%
16.10	Commercial	$250	0.1%
16.11	Commercial	$250	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		1	2
		(in millions)
16.12	Construction Loans	$2,933	0.9%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$79	0.0%
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

17.	Aggregate mortgage loans having the following loan-to-value ratios are determined from the most current appraisal as of the Annual Statement date:

Loan-to-Value	Residential		Commercial		Agricultural

	1	2	3	4	5	6

	(in millions)		(in millions)		(in millions)

17.01 above 95%	$1	0.0%	$1,163	0.3%	$—	—%

17.02 91 to 95%	$—	—%	$511	0.2%	$—	—%

17.03 81 to 90%	$—	—%	$1,234	0.4%	$—	—%

17.04 71 to 80%	$—	—%	$3,422	1.0%	$—	—%

17.05 below 71%	$—	—%	$50,747	15.0%	$—	—%

18.

Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate (reported in Schedule A, excluding property occupied by the company).

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 18?                               Yes (X)  No ( )

Largest five investments in any one parcel or group of contiguous parcels of real estate:

1	2	3
(in millions)

	$—	—%

	$—	—%

	$—	—%

	$—	—%

	$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatory 19?                      Yes (X)  No ( )

1	2	3

(in millions)
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$—	—%

Largest three investments held in mezzanine real estate loans:

19.03	$—	—%
19.04	$—	—%
19.05	$—	—%

The Northwestern Mutual Life Insurance Company

Investment Risk Interrogatories

As of and for the year ended December 31, 2024

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter (Unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
20.01 Securities lending (do not include asset held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02 Repurchase agreements	$3,208	1.0%	$2,483	$2,946	$3,254
20.03 Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04 Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05 Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
	1		2	3	4
	(in millions)			(in millions)
21.01 Hedging	$—		—%	$—	—%
21.02 Income generation	$—		—%	$—	—%
21.03 Other	$—		—%	$—	—%

22.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
22.01 Hedging	$348	0.1%	$317	$346	$349
22.02 Income generation	$—	—%	$—	$—	$—
22.03 Replications	$21	0.0%	$21	$19	$20
22.04 Other	$—	—%	$—	$—	$—

23.

Amounts and percentages of the reporting entity’s total admitted assets of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year End		At End of Each Quarter (unaudited)

			1st Qtr	2nd Qtr	3rd Qtr

	1	2	3	4	5

	(in millions)		(in millions)	(in millions)	(in millions)
23.01 Hedging	$152	0.0%	$265	$218	$161
23.02 Income generation	$—	—%	$—	$—	$—
23.03 Replications	$—	—%	$—	$—	$—
23.04 Other	$—	—%	$—	$—	$—

The Northwestern Mutual Life Insurance Company

Summary Investment Schedule

December 31, 2024

(in millions)

Investment Categories	Gross Investment Holdings: Amount	Gross Investment Holdings: Percentage of Column 1 Line 13	Admitted Assets as Reported in the Annual Statement: Amount	Admitted Assets as Reported in the Annual Statement: Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement: Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement: Percentage of Column 5 Line 13

Long-Term Bonds (Schedule D, Part 1): U.S. governments	$4,228	1.31%	$4,228	$—	$4,228	1.31%

Long-Term Bonds (Schedule D, Part 1): All other governments	3,606	1.11%	3,606	—	3,606	1.11%

Long-Term Bonds (Schedule D, Part 1): U.S. states, territories and possessions, etc. guaranteed	938	0.29%	938	—	938	0.29%

Long-Term Bonds (Schedule D, Part 1): U.S. political subdivisions of states, territories, and possessions, guaranteed	293	0.09%	293	—	293	0.09%

Long-Term Bonds (Schedule D, Part 1): U.S. special revenue and special assessment obligations, etc. non-guaranteed	20,142	6.22%	20,142	—	20,142	6.22%

Long-Term Bonds (Schedule D, Part 1): Industrial and miscellaneous	166,339	51.35%	166,339	—	166,339	51.39%

Long-Term Bonds (Schedule D, Part 1): Hybrid securities	681	0.21%	681	—	681	0.21%

Long-Term Bonds (Schedule D, Part 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Long-Term Bonds (Schedule D, Part 1): SVO identified funds	280	0.09%	280	—	280	0.09%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated bank loans	4,987	1.54%	4,987	—	4,987	1.54%

Long-Term Bonds (Schedule D, Part 1): Unaffiliated certificates of deposit	50	0.02%	50	—	50	0.02%

Long-Term Bonds (Schedule D, Part 1): Total long-term bonds	201,544	62.22%	201,544	—	201,544	62.26%

Preferred stocks (Schedule D, Part 2, Section 1): Industrial and miscellaneous (Unaffiliated)	613	0.19%	613	—	613	0.19%

Preferred stocks (Schedule D, Part 2, Section 1): Parent, subsidiaries and affiliates	—	0.00%	—	—	—	0.00%

Preferred stocks (Schedule D, Part 2, Section 1): Total preferred stocks	613	0.19%	613	—	613	0.19%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Publicly traded (Unaffiliated)	1,426	0.44%	1,426	—	1,426	0.44%

Common stocks (Schedule D, Part 2, Section 2): Industrial and miscellaneous Other (Unaffiliated)	407	0.13%	407	—	407	0.13%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Publicly traded	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Parent, subsidiaries and affiliates Other	551	0.17%	551	—	551	0.17%

Common stocks (Schedule D, Part 2, Section 2): Mutual funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Unit investment trusts	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Closed-end funds	—	0.00%	—	—	—	0.00%

Common stocks (Schedule D, Part 2, Section 2): Exchange traded funds	344	0.11%	344	—	344	0.11%

Common stocks (Schedule D, Part 2, Section 2): Total common stocks	2,727	0.84%	2,727	—	2,727	0.84%

Mortgage loans (Schedule B): Farm mortgages	—	0.00%	—	—	—	0.00%

Mortgage loans (Schedule B): Residential mortgages	1	0.00%	1	—	1	0.00%

Mortgage loans (Schedule B): Commercial mortgages	56,401	17.41%	56,401	—	56,401	17.42%

Mortgage loans (Schedule B): Mezzanine real estate loans	676	0.21%	676	—	676	0.21%

Mortgage loans (Schedule B): Total mortgage loans	57,078	17.62%	57,078	—	57,078	17.63%

Real estate (Schedule A): Properties occupied by company	696	0.21%	696	—	696	0.21%

Real estate (Schedule A): Properties held for production of income	2,095	0.65%	2,095	—	2,095	0.65%

Real estate (Schedule A): Properties held for sale	—	0.00%	—	—	—	0.00%

Real estate (Schedule A): Total real estate	2,791	0.86%	2,791	—	2,791	0.86%

Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1)	49	0.02%	49	—	49	0.02%

Cash, cash equivalents and short-term investments: Cash equivalents (Schedule E, Part 2)	5,364	1.66%	5,364	—	5,364	1.66%

Cash, cash equivalents and short-term investments: Short-term investments (Schedule DA)	2,638	0.81%	2,638	—	2,638	0.82%

Cash, cash equivalents and short-term investments: Total cash, cash equivalents and short-term investments	8,052	2.49%	8,052	—	8,052	2.49%

Contract loans	20,041	6.19%	20,039	—	20,039	6.19%

Derivatives (Schedule DB)	1,849	0.57%	1,849	—	1,849	0.57%

Other invested assets (Schedule BA)	28,939	8.93%	28,738	—	28,738	8.88%

Receivables for securities	92	0.03%	92	—	92	0.03%

Securities Lending (Schedule DL, Part 1)	—	0.00%	—	—	—	0.00%

Other invested assets (Page 2, Line 11)	187	0.06%	187	—	187	0.06%

Total invested assets	323,912	100.00%	323,709	—	323,709	100.00%

PART C
OTHER INFORMATION
Item 30. Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed July 28, 2006
(d)(a)
Form of Policies –
(1)Variable Whole Life Insurance Policy With
Additional Protection, QQ.VCL, including Policy
amendment (sex distinct)
(2)Variable Whole Life Insurance Policy With
Additional Protection, QQ.VCL, including Policy
amendment (sex neutral for employers)
(3)Forms of Optional Riders to Variable Whole Life
Insurance Policy QQ.VCL:
(i) Waiver of Premium Benefit
(ii) Additional Purchase Benefit
Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d) to Form S-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed May 31, 2001
(d)(b)
Form of Policies –
(Referenced to Exhibits 1.A.(5)(a), 1.A.(5)(b), 1.A.(13)(i),
and 1.A.(13)(ii) filed with Form S-6 Registration
Statement for Northwestern Mutual Variable Life
Account, File No. 33-89188 on February 8, 1995)
(1)Variable Life Insurance Policy, QQ.VCL (sex
distinct)
(2)Variable Life Insurance Policy, QQ.VCL, including
an Amendment to Variable Whole Life with
Additional Protection. (Sex neutral: for employers)
(3)Forms of Optional Riders to Variable Whole Life
Insurance Policy QQ.VCL:
(i) Waiver of Premium Benefit
(ii) Additional Purchase Benefit
Exhibit (d)(b) to Form N-6 Post-Effective Amendment No. 14 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed March 24, 2006
(e)	Form of Life Insurance Application 90-1 L.I. (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit B(1) to Form N-4 Post-Effective Amendment
(f)(2)	Amendment Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(g)(1)	Reinsurance Agreement dated December 19, 2013 between RGA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(2)	Reinsurance Agreement dated December 19, 2013 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(3)	Reinsurance Agreement dated December 22, 2015 between Munich American Reassurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(4)	Reinsurance Agreement dated November 7, 2013 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(4) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(g)(5)	Reinsurance Agreement dated December 22, 2015 between Swiss Re Life & Health American Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (g)(5) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(6)	Reinsurance Agreement dated December 23, 2013 between General Re Life Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (g)(6) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(7)	Reinsurance Agreement dated December 22, 2013 between Hannover Life Reassurance Company of American and The Northwestern Mutual Life Insurance Company	Exhibit (g)(7) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(g)(8)	Reinsurance Agreement dated December 2, 2013 between SCOR Global Life USA Reinsurance Company and The Northwestern Mutual Life Insurance Company	Exhibit (g)(8) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)
Amendment No. 1 dated December 17, 2020 to the
Participation Agreement dated March 16, 1999 Among
Russell Insurance Funds, Russell Fund Distributors, Inc.
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(a)(3)
Amendment No. 2 dated July 24, 2024 to the Participation
Agreement dated March 16, 1999, among Russell
Investment Funds, and Russell Investments Financial
Services, LLC (f/k/a Russell Fund Distributors, Inc.) and
The Northwestern Mutual Life Insurance Company
Exhibit (h)(a)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)
Amendment No. 1 dated October 18, 2006 to
Participation Agreement dated May 1, 2003, by and
among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Corporation, and each of
Variable Insurance Products Fund, Variable Insurance
Products Fund II, and Variable Insurance Products Fund
III
Exhibit (h)(1)(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(3)
Amendment No. 2 dated February 9, 2021 to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Corporation, and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products Fund III
Exhibit (h)(b)(3) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(b)(4)
Amendment No. 2 dated July 24, 2024, to Participation
Agreement dated May 1, 2003, by and among The
Northwestern Mutual Life Insurance Company, Fidelity
Distributors Company LLC (formerly Fidelity
Distributors Corporation) and each of Variable Insurance
Products Fund, Variable Insurance Products Fund II, and
Variable Insurance Products III, and Variable Insurance
Products Fund V
Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(b)(5)
Amended and Restated Participation Agreement dated
May 1, 2025 by and among The Northwestern Mutual
Life Insurance Company, Fidelity Distributors Company
LLC, and each of Variable Insurance Products Fund,
Variable Insurance Products Fund II, Variable Insurance
Products Fund III, Variable Insurance Products Fund IV
and Variable Insurance Products Fund V
Exhibit (h)(b)(5) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(b)(6)
Amendment dated May 1, 2025 to the Amended and
Restated Participation Agreement dated May 1, 2025 by
and among The Northwestern Mutual Life Insurance
Company, Fidelity Distributors Company LLC, and each
of Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III,
Variable Insurance Products Fund IV and Variable
Insurance Products Fund V
Exhibit (h)(b)(6) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(c)(1)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(h)(c)(2)	Amendment to Participation Agreement dated January 4, 2021 among Neuberger Berman Advisers Management Trust, Neuberger Berman BD LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(c)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(c)(3)
Amendment No. 2 to Participation Agreement dated
July 24, 2024, among Neuberger Berman Advisers
Management Trust, Neuberger Berman BD LLC
(formerly Neuberger Berman Management, Inc.), and The
Northwestern Mutual Life Insurance Company
Exhibit (h)(c)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No. 333-230143, filed on February 14, 2025
(h)(d)(1)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(d)(2)
Amendment to Participation Agreement dated
January 4, 2021 among Credit Suisse Trust, Credit Suisse
Asset Management, LLC, Credit Suisse Securities (USA)
LLC, and The Northwestern Mutual Life Insurance
Company
Exhibit (h)(d)(2) to Form N-4 Post-Effective Amendment No. 19 for NML Variable annuity Account A, File No. 333-13380, filed on April 26, 2021
(h)(d)(3)	Assignment and Assumption Agreement dated April 24, 2024 among Credit Suisse Securities (USA) LLC, and UBS Asset Management (US) Inc.	Exhibit (h)(d)(3) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(d)(4)
Amendment #2 to Participation Agreement dated
July 24, 2024, among Credit Suisse Trust, UBS Asset
Management (Americas) LLC (formerly Credit Suisse
Asset Management, LLC), and UBS Asset Management
(US) Inc. (formerly Credit Suisse Securities (USA) LLC),
and The Northwestern Mutual Life Insurance Company
Exhibit (h)(d)(4) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(h)(e)
Fund Participation and Service Agreement dated
May 1, 2025 among The Northwestern Mutual Life
Insurance Company, Capital Client Group, Inc., American
Funds Insurance Series, American Funds Service
Company and Capital Research and Management
Company
Exhibit (h)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(f)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
BlackRock Investments, LLC, and each of BlackRock
Variable Series Funds, Inc. and BlackRock Variable Series
Funds II, Inc.
Exhibit (h)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(h)(g)
Fund Participation Agreement dated May 1, 2025 by and
among The Northwestern Mutual Life Company,
Columbia Funds Variable Insurance Trust, Columbia
Funds Variable Series Trust II, Columbia Management
Investment Advisers, LLC and Columbia Management
Investment Distributors, Inc.
Exhibit (h)(g) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)(h)
Participation Agreement dated May 1, 2025 among The
Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, John
Hancock Variable Insurance Trust and John Hancock
Distributors, LLC
Exhibit (h)(h) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)	Not Applicable
(i)(a)	Administrative Services Agreement dated April 23, 2007 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (h)(e)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)(b)(1)	Service Agreement dated May 1, 2003 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(i)(b)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(i)(b)(3)	Amended and Restated Service Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Fidelity Investments Institutional Operations Company LLC	Exhibit (i)(b)(3) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(c)	Administrative Services Agreement dated October 1, 2013 between Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Company	Exhibit (h)(h)(1) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-230143, filed August 30, 2019
(i)(d)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and BlackRock Advisors, LLC	Exhibit (i)(d) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(e)	Variable Portfolio Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and Columbia Management Investment Services Corp.	Exhibit (i)(e) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(i)(f)	Administrative Services Agreement dated May 1, 2025 between The Northwestern Mutual Life Insurance Company and John Hancock Variable Trust Advisers LLC	Exhibit (i)(f) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(a) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(b)
Amendment No. 1 dated October 20, 2008 to Shareholder
Information Agreement dated April 13, 2007 among
Russell Fund Services Company on behalf of Russell
Investment Funds and The Northwestern Mutual Life
Insurance Company
Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(c)
Shareholder Information Agreement dated April 13, 2007
among Fidelity Distributors Corporation on behalf of
Fidelity® Variable Insurance Products Fund and The
Northwestern Mutual Life Insurance Company
Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 7 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed April 26, 2012
(j)(f)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(j)(g)	Power of Attorney	Exhibit (j)(g) to Form N-6 Post-Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(j)(i)	Rule 22c-2 Agreement dated April 9, 2025 among The Northwestern Mutual Life Insurance Company, American Funds Insurance Series and American Funds Service Company	Exhibit (j)(i) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(j)(j)
Business Agreement dated May 1, 2025 by and among
The Northwestern Mutual Life Insurance Company,
Northwestern Mutual Investment Services, LLC, Client
Capital Group, Inc. and Capital Research and
Management Company
Exhibit (j)(j) to Form N-6 Pre-Effective Amendment No. 1 for Northwestern Mutual Variable Life Account II, File No. 333-282581, filed on May 1, 2025
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Exhibit (q) to Form N-6 Post-Effective Amendment No. 37 for Northwestern Mutual Variable Life Account, File No.033-89188, filed on April 28, 2025
(r)	Not Applicable
Item 31. Directors and Officers of the Depositor
The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.
TRUSTEES – As of June 1, 2025
Name	Address
Anne F. Ackerley	Senior Advisor - BlackRock (Retirement Group) BlackRock 50 Hudson Yards New York, NY 10001

Nicholas E. Brathwaite	Founding Managing Partner Celesta Capital 1850 Gateway Drive, Suite 450 San Mateo, CA 94404

Timothy J. Gerend	Chairman, President & Chief Executive Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

P. Russell Hardin	Retired President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Andrew J. Harmening	President and Chief Executive Officer Associated Bank Associated Bank River Center 111 E. Kilbourn Ave, 2nd Floor, Suite 200 Milwaukee, WI 53202

Name	Address

David P. Hollander	Retired Principal, Global Insurance Sector Leader Ernst & Young, LLP 180 Golf House Road Haverford, PA 19041

Randolph W. Melville	Retired Senior Vice President & General Manager West Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital and Technology Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	Chief Administrative Officer Mastercard 2000 Purchase Street Purchase, NY 10577

Andrew N. Nunemaker	Chief Executive Officer Groupware Technologies 3230 E. Kenwood Blvd Milwaukee, WI 53211

Anne M. Paradis	Retired Chief Executive Officer MicroTek, Inc. 69A Howland Street Provincetown, MA 02657

Sandra R. Rogers	Retired Vice President – Supply Chain Hillrom 12363 E. Black Rock Road Scottsdale, AZ 85255

Aarti S. Shah	Retired Senior Vice President, Chief Information and Digital Officer Eli Lilly 13360 Sioux Trail Carmel, IN 46033

Ralph A. Weber	General Counsel Marquette University 1250 W. Wisconsin Avenue Milwaukee, WI 53233

Juan C. Zarate	Global Co-Managing Partner & Chief Strategy Officer K2 Integrity 1050 Connecticut Avenue NW, Suite 680 Washington, DC 20036
EXECUTIVE OFFICERS – As of June 1, 2025
Timothy J. Gerend	Chairman, President & Chief Executive Officer
John E. Bentley	Executive Vice President & Chief Investment Officer
Kelly I. Culler	Executive Vice President & Chief People Officer
David L. Gordon	Executive Vice President & Chief Digital & Information Officer
Todd M. Jones	Executive Vice President & Chief Financial Officer
Raymond J. Manista	Executive Vice President, Chief Legal & Public Affairs Officer
John C. Roberts	Executive Vice President & Chief Field Officer

Jeffrey D. Sippel	Executive Vice President & Chief Strategy Officer
Kamilah D. Williams-Kemp	Executive Vice President & Chief Product Officer
The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 32. Persons Controlled By or Under Common Control with the Depositor or Registrant
The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of December 31, 2024 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:
1.
NML Variable Annuity Account A
2.
NML Variable Annuity Account B
3.
NML Variable Annuity Account C
4.
Northwestern Mutual Variable Life Account
5.
Northwestern Mutual Variable Life Account II
NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1)
(as of December 31, 2024)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Investment Management Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Investment Services LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Wealth Management Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
All Other Subsidiaries
1838938 Alberta Ltd(2)	Canada	The Northwestern Mutual Life Insurance Company	100
1890 Maple LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
200 12th Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company LLC	100
777 North Van Buren Apartments LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
777 North Van Buren Parking LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
777 North Van Buren Retail LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
AC 2020 NMTC Investor LLC(2)	Louisiana	The Northwestern Mutual Life Insurance Company	99
Amber LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Baraboo Inc(2)	Delaware	NML Securities Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Bayridge LLC(2)	Delaware	NML Real Estate Holdings LLC	100
BCC Cancer Center Venture LP(2)	Delaware	NM Cancer Center GP LLC	0.01
		NM Imperial LLC	83.99
		RE Corp	16
Bell Road Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
Bishop Square LLC(2)	Delaware	NM BSA LLC	100
Brandywine Distribution LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Burgundy LLC(2)	Delaware	NML Real Estate Holdings LLC	100
C - Land Fund LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Capitol View Joint Venture(2)	Tennessee	C-Land Fund LLC	85
Capitol View JV-D(2)	Tennessee	C-Land Fund LLC	80
Capitol View JV-E(2)	Tennessee	C-Land Fund LLC	70
Cedarstone LLC(2)	Delaware	Baraboo Inc	100
Chateau LLC(2)	Delaware	NML Securities Holdings LLC	100
Coral Inc(2)	Delaware	NML Securities Holdings LLC	100
Cortona Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Cream City Venture Capital LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99
		NML Development Corporation	1
Crosland Greens LLC(2)	North Carolina	C-Land Fund LLC	85
Crown Farm Partners LLC(2)	Maryland	NM Imperial LLC	99
		RE Corp	1
Dortmund LLC(2)	Delaware	NML Securities Holdings LLC	100
East Pointe Commons Limited Partnership	Wisconsin	EP Commons LLC	30
		The Northwestern Mutual Life Insurance Company	70
Ellington Residential LLC(2)	Maryland	Crown Farm Partners, LLC	100
EP Commons LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	50
Fairfield Potomac Club LLC(2)	Delaware	NM Imperial LLC	99
		RE Corp	1
FES LLC(2)	Delaware	NML Securities Holdings LLC	100
Fifth and Lavaca Republic Square Limited Partnership(2)	Delaware	The Northwestern Mutual Life Insurance Company	94.05
		NM Twin Creeks GP LLC	0.95
GRO-SUB LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Hazel Inc(2)	Delaware	NML Securities Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Higgins Inc(2)	Delaware	NML Securities Holdings LLC	100
High Street Station Square Pittsburgh I LLC(2)	Delaware	NM Imperial LLC	89
		NM High Street 1 LLC	11
Hobby Inc(2)	Delaware	NML Securities Holdings LLC	100
Hollenberg 1 Inc(2)	Delaware	NML Securities Holdings LLC	100
Iron Key Insurance Services LLC(2)	Delaware	Lake Emily Holdings LLC	100
Lake Emily Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Lakelands Associates LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85
Logan Inc(2)	Delaware	NML Real Estate Holdings LLC	100
Los Alamitos Corporate Center Joint Venture LLC(2)	California	NM Imperial LLC	99
		RE Corp	1
Maroon Inc(2)	Delaware	NML Securities Holdings LLC	100
Mason & Marshall Inc(2)	Delaware	NML Securities Holdings LLC	100
MCC Castro Station LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	98.5
Model Portfolios LLC(2)	Delaware	NML Securities Holdings LLC	100
Network Office Cashiership LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
Nicolet Inc(2)	Delaware	NML Securities Holdings LLC	100
NM BSA LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Cancer Center GP LLC(2)	Delaware	NM Imperial LLC	100
NM Career Distribution Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM DFW Lewisville LLC(2)	Delaware	NM Majestic Holdings LLC	100
NM Eagle I LLC(2)	Delaware	NML Securities Holdings LLC	100
NM Gen LLC(2)	Delaware	NML Securities Holdings LLC	100
NM GP Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM Green LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM High Street 1 LLC(2)	Delaware	NM Imperial LLC	89
		NM High Street 2 LLC	11
NM High Street 2 LLC(2)	Delaware	NM Imperial LLC	100
NM Imperial LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Investment Holdings LLC(2)	Delaware	NML Securities Holdings LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NM Lion LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Majestic Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Neptune LLC(2)	Delaware	NM Regal LLC	100
NM Network Office 135 Insurance Agency LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM Pioneer LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM QOZ Fund II LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund III LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund IV LLC(2)	Delaware	QOZ Holding Company LLC	100
NM QOZ Fund LLC(2)	Delaware	QOZ Holding Company LLC	100
NM RE Funds LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM Regal LLC(2)	Delaware	NML Securities Holdings LLC	100
NM Twin Creeks GP LLC(2)	Delaware	NM Imperial LLC	100
NM Van Buren LLC(2)	Delaware	NML Securities Holdings LLC	100
NM VI Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-808 West LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NMC JCAF VI CARRY LP(2)	Delaware	Northwestern Mutual Investment Management Company LLC	35.71
NMC V GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMC VI GP LLC(2)	Delaware	NM GP Holdings LLC	100
NM-Hemlock LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Jasper LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NML Development Corporation(2)	Delaware	NML Securities Holdings LLC	100
NML Real Estate Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
NML Securities Holdings LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100
NMLSP1 LLC(2)	Delaware	NML Securities Holdings LLC	100
NM-MNO LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
NM-Muse LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMPE I GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE II GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE III GP LLC(2)	Delaware	NM GP Holdings LLC	100
NMPE IV GP LLC(2)	Delaware	NM GP Holdings LLC	100
NM-Port Royale LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Pulse LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-RESA LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NMRM Holdings LLC(2)	Delaware	NML Real Estate Holdings LLC	100
NM-SAS LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Skye LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NM-Target Distribution Center 1 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89
		NM-Target Distribution Center -2 LLC	11
NM-Target Distribution Center 2 LLC(2)	Delaware	NM-Target.com Distribution Center LLC	100
NM-Target Distribution Center Property Owner LLC(2)	Delaware	NM-Target.com Distribution Center LLC	89
		NM-Target Distribution Center -1 LLC	11
NM-Target.com Distribution Center LLC(2)	Delaware	NM Imperial LLC	100
Northwestern Broadway Plaza LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Capital Equity Fund VII LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	13.38
Northwestern Mutual Capital Equity Fund VII-A LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	39
Northwestern Mutual Capital Equity GP VII LP(2)	Delaware	NM GP Holdings LLC	50
Northwestern Mutual Capital GP III LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual Capital GP IV LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual Capital GP LLC(2)	Delaware	NM GP Holdings LLC	100
Northwestern Mutual MU TLD Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwestern Mutual Registry LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase I LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase II LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Northwoods Phase III LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
NP Keystone Building 20 LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91
Osprey Links Golf Course LLC(2)	Delaware	Osprey Links LLC	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Osprey Links LLC(2)	Delaware	NM Imperial LLC	99
		RE Corp	1
Plantation Oaks MHC-NM LLC(2)	Delaware	NM Imperial LLC	100
Pompano Property Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
QOZ Holding Company LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
RE Corp(2)	Delaware	NML Real Estate Holdings LLC	100
Realen Valley Forge Greenes Associates(2)	Pennsylvania	The Northwestern Mutual Life Insurance Company	95.93
Regency NM Johns Creek LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Russet Inc(2)	Delaware	NML Real Estate Holdings LLC	100
Scaleybark Phase I LLC(2)	Delaware	C-Land Fund LLC	85
Scotty LLC(2)	Delaware	Hobby Inc	8.85
		Maroon Inc	91.15
Seattle Network Office LLC(2)	Delaware	NM Career Distribution Holdings LLC	100
Seazen GP LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Seazen Rocky Point LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.9
		Seazen GP LLC	0.1
Tampa Mariner Street Apts LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	90
Tupelo Inc(2)	Delaware	NML Securities Holdings LLC	100
Two Con Holdings LLC(2)	Delaware	Bishop Square LLC	100
Two Con LLC(2)	Delaware	Two Con Holdings LLC	100
Two Con SPE LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Variable Innovation LLC(2)	Delaware	NM VI Holdings LLC	100
Ventura Lakes MHC-NM LLC(2)	Delaware	NM Imperial LLC	100
Vienna Metro Joint Venture LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	85
Walden OC LLC(2)	Delaware	NML Real Estate Holdings LLC	100
Waterside Lanier Venture Partners LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	91
Wells Street LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100
Westpark Corporate Center LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	44.5
		NM GP Holdings LLC	44.5
White Oaks Inc(2)	Delaware	NML Securities Holdings LLC	100
Wysh Financial LLC(2)	Delaware	Wysh Holdings LLC	100
Wysh Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Wysh Insurance Agency LLC(2)	Delaware	Wysh Life and Health Insurance Company	100
Wysh Life and Health Insurance Company(2)	Wisconsin	Wysh Holdings LLC	100
Wysh LLC(2)	New York	Wysh Holdings LLC	100
(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2023, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
Item 33. Indemnification
(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.
(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:
B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.
This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.
This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.
D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.
The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), Northwestern Mutual Variable Life Account II (811-21933), and the Trust for Professional Managers (811-10401).
(b) As of June 1, 2025, the directors and officers of NMIS are as follows:
Name	Position
Brett Albers	Treasurer, Financial and Operations Principal
Laura M. Deaner	Chief Information Security Officer
Quentin M. Doll	Director
Bradley L. Eull	Secretary
Betsy Heisler	Vice President - Risk Products
Thomas R. Hendricks	Vice President - Wealth Advisory Programs
Dean M. Hopp	Vice President - IPS Investment Programs
Dawn M. Kalinowski	Chief Operating Officer
Susan K. Limbach	Assistant Treasurer
Nicole E. Lund	Vice President - NMIS Compliance, Chief Compliance Officer
Kelly L. Martin	Assistant Treasurer
Mark E. McNulty	NMIS Anti-Money Laundering Officer
Alyssa G. Meyer	Senior Director - IPS Oversight and Controls
Roderick W. Mikus	Vice President - Operations
Alaka S. Mishal	Chief Technology Officer
Blaire L. Puls	Variable Investment Product Consultant
John C. Roberts	Executive Vice President, Chief Distribution Officer
Deborah A. Schultz	Director
Justin Stipan	Distribution Performance Principal
William H. Taylor	Vice President - Planning and Sales
Laila M. Valters	President
Becki Williams	Vice President - Advanced Markets
Kamilah D. Williams-Kemp	Executive Vice President – New Business
Terry R. Young	Assistant Secretary
The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
(c) NMIS, the principal underwriter, received $373,132 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.
Item 35. Location of Accounts and Records
All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
Item 36. Management Services
There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $15,000 or more were made during any of the last three fiscal years.

Item 37. Fee Representation
The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable universal life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on June 2, 2025.
Northwestern Mutual Variable Life Account
(Registrant)
By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Depositor on June 2, 2025.
THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY
(Depositor)
By:	/s/ Raymond J. Manista
Raymond J. Manista Executive Vice President, Chief Legal & Public Affairs Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:
Signature	Date	Title
/s/ Timothy J. Gerend	June 2, 2025	Chairman, Trustee and Chief Executive Officer; Principal Executive Officer
Timothy J. Gerend
/s/ Todd M. Jones	June 2, 2025	Executive Vice President and Chief Financial Officer; Principal Financial Officer
Todd M. Jones
/s/ Charles S. Mondesir	June 2, 2025	Vice President, Chief Accounting Officer and Controller; Principal Accounting Officer
Charles S. Mondesir

Signature	Title
/s/ Anne F. Ackerley*	Trustee
Anne F. Ackerley
/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite
/s/ P. Russell Hardin*	Trustee
P. Russell Hardin
/s/ Andrew J. Harmening*	Trustee
Andrew J. Harmening
/s/ David P. Hollander*	Trustee
David P. Hollander
/s/ Randolph W. Melville*	Trustee
Randolph W. Melville
/s/ Jaime Montemayor*	Trustee
Jaime Montemayor
/s/ Timothy H. Murphy*	Trustee
Timothy H. Murphy
/s/ Andrew N. Nunemaker*	Trustee
Andrew N. Nunemaker
/s/ Anne M. Paradis*	Trustee
Anne M. Paradis
/s/ Sandra R. Rogers*	Trustee
Sandra R. Rogers
/s/ Aarti S. Shah*	Trustee
Aarti S. Shah
/s/ Ralph A. Weber*	Trustee
Ralph A. Weber
/s/ Juan C. Zarate*	Trustee
Juan C. Zarate

*By:	/s/ Raymond J. Manista

Raymond J. Manista, Attorney in fact, pursuant to the Power of Attorney incorporated by reference to Exhibit (j)(g) to Form N-6 Post-
Effective Amendment No. 12 for Northwestern Mutual Variable Life Account II, File No.333-230143, filed on February 14, 2025

Each of the signatures is affixed as of June 2, 2025.

EXHIBIT INDEX
EXHIBITS FILED WITH FORM N-6
POST-EFFECTIVE AMENDMENT NO. 38 TO
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
FOR
Northwestern Mutual Variable Life Account
Exhibit	Description
(k)	Opinion and Consent of Counsel	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP	Filed herewith